                              OFFICE BUILDING LEASE

                                     BETWEEN

                              KILROY REALTY, L.P.,

                         a Delaware limited partnership

                                    LANDLORD

                                       AND

                             THE RYLAND GROUP, INC.,

                             a Maryland corporation

                                     TENANT

                               TABLE OF CONTENTS
                               -----------------

29.   MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND

                                       (i)

ADDENDUM

EXHIBITS:

A-I   Site Plan
A-II  Outline of Floor Plan of Premises
B     Rentable Square Feet and Usable Square Feet
C     Work Letter Agreement
      Schedule 1  Description of Base Building
      Schedule 2  Work Schedule
D     Notice of Lease Term Dates and Tenant's Percentage
E     Definition of Operating Expenses
F     Standards for Utilities and Services
G     Estoppel Certificate
H     Rules and Regulations

                                      (ii)

                              OFFICE BUILDING LEASE

This OFFICE BUILDING LEASE ("Lease") is entered into as of the _______ day of
December, 1999 by and between Kilroy Realty, L.P., a Delaware limited partnership ("Landlord"), and The Ryland Group, Inc., a Maryland corporation
("Tenant").

1.    BASIC LEASE TERMS.  For purposes of this Lease, the following terms have the following definitions and meanings:

(a)   Landlord:  Kilroy Realty, L.P., a Delaware limited partnership.

(b)   Landlord's Address (For Notices):

      2250 East Imperial Highway, Suite 1200
      El Segundo, California  90245
      Attention:  Chief Legal Officer

or such other place as Landlord may from time to time designate by notice to
Tenant.

(c)   Tenant:  The Ryland Group, Inc., a Maryland corporation.

(d)   Tenant's Address (For Notices):  Ryland Mortgage, 6300 Canoga Avenue,
14th Floor, Woodland Hills, California  91367, Attention:  Bob Cunnion or such other place as Tenant may from time to time designate by notice to Landlord.

(e)   Development:  The parcel(s) of real property located within and consisting of a portion of Calabasas Park Centre, located in the City of
Calabasas (the "City"), County of Los Angeles (the "County"), State of
California ("State"), as shown on the site plan attached hereto as
Exhibit "A-I".

(f) Building:  The four (4) story westernmost office building located within the
Development,   which  Building  contains   approximately  One  Hundred  Thousand
(100,000)  Rentable  Square Feet  (subject to  adjustment as provided in Exhibit
"B"), with the street address of 24025 Park Sorrento, Calabasas, California.

(g) Premises: Collectively, those certain premises known as Suite 400 consisting of  approximately  25,324 Rentable Square Feet and 24,702 Usable Square Feet and
Suite 100  consisting  of  approximately  7,622  Rentable  Square Feet and 6,686
Usable  Square Feet as  generally  shown on the floor plans  attached  hereto as
Exhibit "A-II".

(h) Tenant's  Percentage:  Tenant's  percentage  of the Building on an aggregate
Rentable  Square Foot basis,  initially  is  thirty-two  and  95/100ths  percent
(32.95%),  subject to final determination as provided in Exhibit "B" and Exhibit
"D".

(i)   Original Term:  Six (6) years and four (4) months, subject to Tenant's right to extend the Term pursuant to the provisions of Paragraph 3 hereof.

(j)   (i)   Estimated Commencement Date:  July 1, 2000
      (ii)  Estimated Expiration Date:  October 31, 2006.

(k)   Commencement Date:  The date on which the Term of this Lease will commence as determined in accordance with the provisions of Exhibit "C" and as stated on Exhibit "D".

(l) Initial  Monthly Base Rent:  Two Dollars and Fifty Cents  ($2.50)  times the
Rentable  Square Feet  contained  within the Premises,  subject to adjustment as provided in  subparagraph  1(m) below and as  otherwise  provided in this Lease, including the Addendum hereto.

(m)   Adjustment to Monthly Base Rent:  Intentionally omitted.

                                      -1-

(n)   Operating Expense Allowance:  Operating Expense Allowance means Tenant's
Percentage of Operating Expenses as described in Paragraph 6 below which
Landlord has included in Monthly Base Rent, which, for purposes of this
Lease, will be an amount equal to the Operating Expenses incurred for calendar year 2000 (the "Base Year").

(o)   Security Deposit:  None

(p) Tenant Improvements: All tenant improvements installed or to be installed by
Landlord or Tenant  within the Premises to prepare the  Premises  for  occupancy pursuant to the terms of the Work Letter  Agreement  attached  hereto as Exhibit
"C".

(q)   Tenant Improvement Allowance:  Thirty-Five Dollars ($35) per Usable
Square Foot of the Premises, to be applied as provided in the Work Letter
Agreement attached hereto as Exhibit "C".

(r)   Permitted Use:  General office uses and no other use without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

(s)  Parking:  Tenant  may use a number of  parking  permits  equal to three (3)
permits per each one  thousand  (1,000)  Usable  Square Feet within the Premises during  the  Original  Term,  at no cost to  Tenant,  subject  to the  terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H".  One-third (1/3) of Tenant's  parking permits shall be for Tenant's  use in the parking  space  locations as depicted on Exhibit  "A-I"
attached hereto; all other parking permits shall be unreserved parking permits.

(t)   Broker(s):      CB Richard Ellis, representing Landlord

                      Travers Realty, representing Tenant

(u)   Guarantor(s):  Intentionally omitted.

(v) Interest Rate:  shall mean the greater of ten percent (10%) per annum or two percent  (2%) in excess of the prime  lending or  reference  rate of Wells Fargo
Bank N.A. or any successor bank in effect on the twenty-fifth  (25th) day of the calendar month  immediately  prior to the event giving rise to the Interest Rate imposition;  provided,  however,  the Interest  Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(w) Exhibits:  "A" through "H",  inclusive,  which Exhibits are attached to this
Lease and  incorporated  herein by this  reference.  As provided in  Paragraph 3 below,  a completed  version of Exhibit "D" will be  delivered  to Tenant  after
Landlord delivers possession of the Premises to Tenant.

(x) Addendum Paragraphs:
1 through 3, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this
Lease.  In the event of any  inconsistency  between the terms  contained in this
Paragraph 1 and any  specific  provision  of this  Lease,  the terms of the more specific provision shall prevail.

2.    PREMISES AND COMMON AREAS.

(a)  Premises.  Landlord  hereby  leases to Tenant and Tenant hereby leases from
Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter  Agreement,  a copy of which is attached  hereto as
Exhibit "C".

(b) Mutual  Covenants.  Landlord and Tenant agree that the letting and hiring of the  Premises  is upon  and  subject  to the  terms,  covenants  and  conditions contained  in this Lease and each  party  covenants  as a  material  part of the consideration  for this Lease to keep and perform their  respective  obligations under this Lease.

                                      -2-

(c) Tenant's Use of Common  Areas.  During the Term of this Lease,  Tenant shall have the  nonexclusive  right to use in common with  Landlord  and all  persons, firms  and  corporations  conducting  business  in  the  Development  and  their respective customers,  guests, licensees,  invitees,  subtenants,  employees and agents  (collectively,  "Development  Occupants"),  subject to the terms of this
Lease,  the Rules  and  Regulations  referenced  in  Paragraph  28 below and all
covenants,   conditions  and  restrictions   now  or  hereafter   affecting  the
Development,  the following  common areas of the Building and/or the Development
(collectively, the "Common Areas"):

(i) The Building's  common  entrances,  hallways,  lobbies,  public restrooms on multi-tenant floors, elevators,  stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment within the Building which serve the  Premises  (collectively,  "Building  Common  Areas");  and

(ii) The parking facilities of the Development which serve the Building (subject to the  provisions of Exhibit "H"),  loading and unloading  areas,  trash areas, roadways,  sidewalks,  walkways,  parkways,  driveways,  landscaped areas, plaza
areas,   fountains  and  similar  areas  and  facilities   situated  within  the
Development  and  appurtenant  to the  Building  which are not  reserved for the exclusive use of any Development  Occupants  (collectively,  "Development Common
Areas").

(d) Landlord's Reservation of Rights. Provided Tenant's use of and access to the
Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable  manner,  Landlord reserves for itself and for all other owner(s) and operator(s) of the Development  Common Areas and the balance of the
Development, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes,  ducts,  conduits,  wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the  Building;  (ii) make changes to the design and  layout  of the  Development,  including,  without  limitation,  changes  to buildings,  driveways,  entrances,  loading and  unloading  areas,  direction of traffic,  landscaped areas and walkways,  and, subject to the parking provisions contained in Paragraph 32 and Exhibit "H",  parking  permits and parking  areas;
and (iii) use or close  temporarily the Building  Common Areas,  the Development
Common Areas and/or other  portions of the  Development  while engaged in making improvements,  repairs or alterations to the Building,  the Development,  or any portion thereof.

3. TERM.

(a)  Original  Term.  The term of this Lease  ("Original  Term") will be for the period designated in subparagraph 1(i), commencing on the Commencement Date, and ending  on the last day of the  month in which  the  expiration  of such  period occurs,  including any  extensions of the Term pursuant to any provision of this
Lease or written agreement of the parties. Notwithstanding the foregoing, if the
Commencement  Date falls on any day other than the first day of a calendar month then the Term of this  Lease  will be  measured  from the first day of the month following  the month in which the  Commencement  Date occurs.  Each  consecutive twelve  (12)  month  period  of  the  Term  of  this  Lease,  commencing  on the
Commencement  Date,  will be  referred to herein as a "Lease  Year".  Landlord's
Notice of Lease Term Dates and Tenant's  Percentage  ("Notice"),  in the form of
Exhibit "D" attached hereto, will set forth the Commencement Date, the date upon which the Term of this Lease  shall end,  the  Rentable  Square  Feet within the
Premises  and the  Building,  and Tenant's  Percentage  and will be delivered to
Tenant after Landlord delivers  possession of the Premises to Tenant. The Notice will be  binding  upon  Tenant  unless  Tenant  objects to the Notice in writing within five (5) days of Tenant's receipt of the Notice.

(b) Extension.  Subject to the terms of this Paragraph 3, Landlord hereby grants to Tenant one (1) option ("Extension  Option") to extend the original Term as to the entire  Premises  only for an additional  period of five (5) years  ("Option
Term"), on the same terms, covenants and conditions as provided for in the Lease for the original  Term,  except that the economic  Lease terms during the Option
Term  shall be as set  forth in this  Paragraph  3.

(c) Rent for Option Term.  Monthly Base Rent at the beginning of the Option Term shall be adjusted to equal the "fair market"  determined based on the parameters described in subparagraph 3(e) below;  provided,  however, in no event shall the
Monthly Base Rent be decreased  after such adjustment to an amount less than the
Monthly Base Rent payable in the month immediately preceding the Option Term.

                                      -3-

(d) Exercise of Option.  The Extension  Option must be exercised,  if at all, by written  notice  ("Extension  Notice")  delivered by Tenant to Landlord no later than  the  date  which  is four  hundred  twenty-five  (425)  days  prior to the expiration of the original Term.

(e)  Determination  of Monthly Base Rent.  The "fair  market"  determination  as described  in this  Paragraph  3 shall mean the annual  amount per square  foot, projected during the Option Term (including any applicable rent increases during the Option Term), that a willing, comparable, renewal tenant (excluding sublease and assignment transactions),  would pay and that a willing, comparable landlord would accept for comparable  space in a comparable Class "A" building located in the  City  of  Calabasas  or  Warner  Center  (the  "Comparison  Market  Area").
Comparable  space  shall  consist  of  such  space  of  comparable  quality  and improvements  as are located  within the Building,  taking into account the age, quality,  layout of the  Premises,  the parking  rights  available to Tenant and
Tenant's  Authorized Users, and also taking into account items that professional real estate brokers  customarily  consider,  such as who is paying for taxes and insurance,  rental rates, availability,  tenant size and other factors typically considered  by  Landlord  or lessors of similar  facilities,  and shall  include consideration  given  to  tenant  improvement  allowance,  free  rent  or  other concessions but only to the extent such  concessions are generally  available to renewal tenants in the Comparison Market Area.

(f) Tenant  Review Period and Election to Cancel  Exercise of Extension  Option.
Within  thirty  (30) days  following  Tenant's  due and timely  exercise  of the
Extension Option as provided herein,  Landlord shall provide Tenant with written notice of Landlord's  good faith  determination  of fair market for the Premises for the  applicable  Option Term  determined  by taking into account the matters described  in  subparagraph  3(e) above.  Within  sixty (60) days  ("Negotiation
Period")  after receipt of Landlord's  notice of the fair market  determination,
Landlord  and Tenant  shall  meet in a good faith  effort to agree upon the fair market for the  Premises  for the Option Term but without any  obligation  to so agree.  If  Landlord  and Tenant  fail to reach  agreement  on such fair  market determination  prior to the expiration of the  Negotiation  Period (the "Outside
Agreement  Date"),  then Tenant,  within five (5) days of the  expiration of the
Negotiation  Period,  may cancel and nullify the Extension  Option by delivering written notice of such election to Landlord. In the event of Tenant's failure to so elect to cancel and nullify  the  Extension  Option  within such five (5) day
period,   Landlord  and  Tenant  shall  submit  their   respective   good  faith
determinations  of fair market for the Premises for the relevant  period of time to appraisal in accordance with the provisions below.

(g)  Appointment of  Appraisers.  Landlord and Tenant shall each appoint one (1)
independent,  unaffiliated appraiser who is by profession a licensed real estate broker who has been active  over the five (5) year period  ending on the date of such appointment in the leasing of office space located in the Comparison Market
Area. Each such appraiser shall be appointed  within fifteen (15) days after the
Outside  Agreement  Date.  If the two (2)  appraisers so appointed do not within fifteen (15) days of the date of the appointment of the last appointed appraiser agree upon  whether  Landlord's  or  Tenant's  last  submitted  (on the  Outside
Agreement Date) fair market determination,  then said appraisers within five (5)
days  thereafter  shall  agree upon and appoint a third  appraiser  who shall be qualified  under the same  criteria  for  qualification  of the  initial two (2)
appraisers.

(h) Third  Appraiser.  The third appraiser  shall determine  whether the parties shall use Landlord's or Tenant's last submitted (on the Outside  Agreement Date)
fair market  determination,  and shall notify Landlord and Tenant  thereof.  The determination  of the third  appraiser  shall be limited  solely to the issue of whether  Landlord's or Tenant's last submitted (on the Outside  Agreement  Date)
fair market determination is the closest to the actual fair market for such area
as  solely   determined  by  the  third  appraiser,   taking  into  account  the
requirements specified above. The decision of the third appraiser shall be final and binding upon Landlord and Tenant.

(i) Failure to Appoint Appraiser.  If either Landlord or Tenant fails to appoint an appraiser within the time period specified in subparagraph  3(g) hereinabove, the appraiser appointed by one of them shall, within fifteen (15) days following the date on which the party  failing  to appoint  an  appraiser  could have last appointed such  appraiser,  reach a decision based upon the procedures set forth above (i.e., by selecting  either  Landlord's or Tenant's last submitted [on the
Outside Agreement Date] fair market determination) and shall notify Landlord and
Tenant thereof,  and such  appraiser's  decision shall be final and binding upon
Landlord and Tenant.

                                      -4-

(j) Failure to Appoint Third  Appraiser.  If the two (2) appraisers  selected by
Landlord  and Tenant  fail to agree upon and timely  appoint a third  appraiser, both  appraisers  shall be  dismissed  and the  matter  to be  decided  shall be forthwith  submitted  to  arbitration  under  the  provisions  of  the  American
Arbitration  Association  based upon the  procedures  set forth above (i.e.,  by selecting either Landlord's or Tenant's last submitted [on the Outside Agreement
Date] fair market determination).

(k) Delay In Determination of Fair Market Rent. If the process described in this
Paragraph 3 has not  resulted  in a selection  of  Landlord's  or Tenant's  fair market  determinations  by the commencement of the applicable  Option Term, then the average of the fair market  determinations  estimated  by Landlord or Tenant shall  be used  until a final  decision  has  been  reached  by the  appropriate appraiser,  with an  appropriate  rental  credit and other  adjustments  for any overpayments of Base Rent or other amounts if the appropriate  appraiser selects
Tenant's  estimate  of fair  market.

(l)  Cost of  Appraisers.  The  cost  of each  party's  appraiser  shall  be the responsibility of the party selecting such appraiser,  and the cost of the third appraiser  (and,  if  necessary,  arbitration)  shall be shared by Landlord  and
Tenant equally.

(m)   Deleted.

(n)   Deleted.

(o) Effect of  Default.  Tenant  shall have no right to exercise  the  Extension
Option,  notwithstanding  any provision of the grant of the Extension  Option to the contrary,  and Tenant's exercise of the Extension Option may be nullified by
Landlord  and deemed of no further  force or effect,  if (i) Tenant  shall be in default of any monetary obligation or material non-monetary obligation under the terms of this Lease as of Tenant's  exercise of the Extension Option in question or at any time after the  exercise of such Option and prior to the  commencement of the Option Term, or (ii) Landlord has given Tenant two (2) or more notices of default,  whether or not such defaults are subsequently cured, during any twelve
(12) consecutive month period of the Lease.

4.    POSSESSION.

(a)  Delivery  of  Possession.  Landlord  agrees to  deliver  possession  of the
Premises to Tenant in  accordance  with the terms of the Work  Letter  Agreement attached hereto as Exhibit "C". Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise  deliver the Premises to Tenant) until
Landlord has received from Tenant all of the following: (i) a copy of this Lease fully  executed by Tenant and the  guaranty of Tenant's  obligations  under this
Lease,  if any,  executed by the  Guarantor(s);  (ii) the first  installment  of
Monthly  Base  Rent;   (iii)  executed   copies  of  policies  of  insurance  or
certificates  thereof as required under Paragraph 19 of this Lease;  (iv) copies of all governmental  permits and authorizations,  if any, required in connection with Tenant's  operation of its business within the Premises;  and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may  reasonably  require,  which may include,  without limitation, a certificate of good standing,  certificate of secretary,  articles of incorporation, statement of partnership, or other similar documentation.

(b) Condition of Premises. Prior to the Commencement Date and in accordance with the Work Letter  Agreement  attached hereto as Exhibit "C",  Landlord and Tenant will jointly conduct a walk-through  inspection of the Premises and will jointly prepare  a  punch-list  ("Punch-List")  of items  required  to be  installed  by
Landlord under the Work Letter Agreement which require  finishing or correction.
The  Punch-List  will not include any items of damage to the Premises  caused by
Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises,  Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have  acknowledged that the Tenant  Improvements have been installed as required by the Work Letter
Agreement  and that  there  are no  additional  items  needing  work or  repair.
Landlord  will cause all items in the  Punch-List  to be repaired  or  corrected within thirty (30) days  following the  preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither  Landlord  nor any  agent of  Landlord  has made any  representation  or warranty with respect to the  Premises,  the Building,  the  Development  or any
portions  thereof or with respect to the  suitability of same for the conduct of
Tenant's  business and Tenant  further  acknowledges  that Landlord will have no obligation  to construct or complete any  additional  buildings or  improvements within the Development.

                                      -5-

(c)  Representations  By Landlord.  Landlord  hereby  represents and warrants as follows:  (i) the Building,  as of the  Commencement  Date shall comply with all applicable  covenants or restrictions  of record and applicable  building codes, regulations  and  ordinances  in  effect  on the  Commencement  Date;  provided, however,  this warranty shall not apply to any Tenant  Improvements which Tenant shall cause to be  installed  within the  Premises;  and (ii)  Landlord  has not caused any  Hazardous  Materials  to be brought  upon,  stored,  used,  handled, generated,  released  or disposed of on, in,  under or about the  Premises,  the
Building and/or the Common Areas. In the event Tenant does not provide  Landlord with  a  written  notice  of  a  non-compliance  with  the  representations  and warranties  set forth in this  subparagraph  4(c)  within  six (6) months of the
Commencement Date,  Landlord's  representations and warranties set forth in this subparagraph 4(c) shall be deemed to have no further force or effect.

5. RENT.

(a) Monthly Base Rent.  Tenant  agrees to pay Landlord the Monthly Base Rent for the Premises  (subject to adjustment as hereinafter  provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except  that Tenant  agrees to pay the Monthly  Base Rent for the first month of the Term  directly  to  Landlord  concurrently  with  Tenant's  delivery  of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be  prorated in the  proportion  that the number of days this Lease is in effect during such period  bears to the number of days in such month.  All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United
States of America, at the address designated by Landlord or to such other person or at such other place as Landlord  may from time to time  designate in writing.
Monthly Base Rent will be adjusted  during the Term of this Lease as provided in subparagraph  l(m).

(b)  Additional  Rent.  All amounts and charges to be paid by Tenant  hereunder, including,  without  limitation,  payments for  Operating  Expenses,  insurance, repairs and parking,  will be  considered  additional  rent for purposes of this
Lease,  and the  word  "rent"  as  used in this  Lease  will  include  all  such additional  rent unless the context  specifically  or clearly  implies that only
Monthly Base Rent is intended.

(c)   Late Payments.  Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in subparagraph 22(f) below.

6.    OPERATING EXPENSES.

(a)  Operating  Expenses.  In addition to Monthly Base Rent,  commencing  on the first anniversary of the Commencement Date and continuing throughout the Term of this Lease,  Tenant agrees to pay Landlord as additional rent in accordance with the terms of this  Paragraph 6,  Tenant's  Percentage  of Operating  Expenses as
defined in Exhibit "E"  attached  hereto to the extent  Tenant's  Percentage  of
Operating Expenses exceeds Tenant's  Operating Expense  Allowance.

(b) Estimate Statement. Prior to the Commencement Date and on or about March 1st of each  subsequent  calendar year during the Term of this Lease,  Landlord will endeavor  to  deliver  to  Tenant a  statement  ("Estimate  Statement")  wherein
Landlord will estimate  both the Operating  Expenses and Tenant's  Percentage of
Operating  Expenses  for the then  current  calendar  year.  If the  estimate of
Tenant's  Percentage  of Operating  Expenses in the Estimate  Statement  exceeds
Tenant's  Operating  Expense  Allowance,  Tenant  agrees  to  pay  Landlord,  as
"Additional  Rent",  one-twelfth  (1/12th) of such excess each month thereafter, beginning  with the next  installment  of rent due,  until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year;  except that,  concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of such excess (less any applicable  Operating  Expenses already paid) multiplied by the number of months from January,  in the current  calendar  year, to the month of such rent payment next due,  all months  inclusive.  If at any time during the Term of this Lease, but not more often than quarterly,  Landlord reasonably determines that Tenant's
Percentage of Operating  Expenses for the current  calendar year will be greater than the amount set forth in the then current Estimate  Statement,  Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten
(10) days of receipt of the revised Estimate  Statement,  the difference between the amount owed by Tenant under such revised  Estimate  Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current  calendar  year  which  has  expired.  Thereafter  Tenant  agrees to pay
Tenant's  Percentage  of  Operating  Expenses  based  on such  revised  Estimate
Statement until Tenant receives the next calendar year's Estimate Statement or a new revised  Estimate  Statement  for the current  calendar  year.  In the event
Tenant's  Percentage  of Operating  Expenses for any calendar  year is less than
Tenant's  Operating Expense  Allowance,  Tenant will not be entitled to a credit against any rent,  additional  rent or Tenant's  Percentage of future  Operating
Expenses payable hereunder.

                                      -6-

(c) Actual Statement. By March 1st of each calendar year during the Term of this
Lease  (commencing  March 1 in the  calendar  year  following  the base year for
Operating  Expenses,  if applicable),  Landlord will also endeavor to deliver to
Tenant a  statement  ("Actual  Statement")  which  states the  actual  Operating
Expenses for the preceding  calendar year. If the Actual Statement  reveals that
Tenant's  Percentage  of the actual  Operating  Expenses  is more than the total
Additional  Rent  paid by  Tenant  for  Operating  Expenses  on  account  of the preceding  calendar year, Tenant agrees to pay Landlord the difference in a lump sum  within ten (10) days of  receipt  of the  Actual  Statement.  If the Actual
Statement reveals that Tenant's  Percentage of the actual Operating  Expenses is less than the Additional  Rent paid by Tenant for Operating  Expenses on account of the preceding calendar year,  Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Percentage of the Operating Expenses due
under  this  Lease.

(d)  Miscellaneous.  Any delay or failure by Landlord in delivering any Estimate
Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its  obligations  pursuant to this  Paragraph  6, except that Tenant will not be obligated  to make any  payments  based on such  Estimate  Statement  or  Actual
Statement until ten (10) days after receipt of such Estimate Statement or Actual
Statement. Even though the Term has expired and Tenant has vacated the Premises, when the  final  determination  is made of  Tenant's  Percentage  of the  actual
Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and,  conversely, any  overpayment  made in the event said  expenses  decrease  shall  promptly be rebated by Landlord to Tenant.  Such  obligation  will be a continuing one which will survive the expiration or earlier  termination of this Lease.  Prior to the expiration or sooner termination of the Lease Term and Landlord's  acceptance of
Tenant's surrender of the Premises, Landlord will have the right to estimate the actual  Operating  Expenses for the then current  Lease Year and to collect from
Tenant prior to Tenant's surrender of the Premises,  Tenant's  Percentage of any excess of such actual Operating  Expenses over the estimated  Operating Expenses paid by Tenant in such Lease Year.

(e) Tenant's Audit Rights. Notwithstanding anything to the contrary contained in this Lease,  if Tenant  reasonably  disputes any amounts set forth in any Actual
Statement  described  above in this  Paragraph  6, Tenant will have the right no later than sixty (60) days  following  receipt of an Actual  Statement  to cause
Landlord's general ledger of accounts with respect to the immediately  preceding calendar  year only to be audited by a nationally  recognized  firm of certified public  accountants  reasonably  approved by Landlord,  at no cost or expense to
Landlord,  by a certified public accountant  mutually acceptable to Landlord and
Tenant and which has prior experience in the review of financial  statements and which shall not have provided primary  accounting  services to Tenant within the last three (3) years and which shall not be retained by Tenant on a  contingency basis;  provided,  however,  Tenant shall not have the right to perform any such audit  more than one (1) time for any  calendar  year  during  the  Lease  Term, provided  further,  if any other tenant(s) shall have already initiated an audit of the Operating  Expenses  during such calendar  year,  Landlord shall have the right at its option to limit  Tenant's  audit to a review of such other audit(s)
and any reasonable and specific  concerns Tenant may have with any such audit(s)
and Tenant shall not be entitled to reopen Landlord's general ledger of accounts regarding  Operating Expenses for such calendar year except with respect to such reasonable and specific concerns of Tenant  concerning such other audit(s).  Any audit conducted by or on behalf of Tenant shall be performed  within ninety (90)
days and shall be  conducted  at  Landlord's  office  during  Landlord's  normal business hours and in the manner so as to minimize  interference with Landlord's business operations.  Landlord shall have no obligation and Tenant shall have no right to make photocopies of any of Landlord's ledgers, invoices or other items.
Tenant's  audit  shall be  limited to an on-site  review of  Landlord's  general ledger of accounts.  The amounts  payable under this  Paragraph 6 by Landlord to
Tenant or to  Tenant  to  Landlord,  as the case may be,  will be  appropriately adjusted on the basis of such audit. If such audit discloses an overstatement of
Operating Expenses in excess of five percent (5%) for such calendar year, Tenant will receive a credit against Tenant's future Operating Expense  obligations for the reasonable  costs of such audit;  otherwise the cost of such audit including
Landlord's costs incurred in complying with such audit shall be borne by Tenant.
Tenant  agrees to keep,  and to cause in its account and  employee to keep,  all information  revealed  by any audit of  Landlord's  books and  records  strictly confidential  and not to  disclose  any  such  information  or  permit  any such information to be disclosed to anyone other than Landlord,  unless  compelled to do so by a court of law.

                                      -7-

7.    DELETED.

8.    USE.

(a) Tenant's Use of the  Premises.  The Premises may be used for the use or uses set forth in  subparagraph  1(r)  only,  and  Tenant  will not use or permit the
Premises to be used for any other purpose  without the prior written  consent of
Landlord,  which  consent  Landlord  may  withhold  in  its  sole  and  absolute discretion.  Nothing in this Lease will be deemed to give  Tenant any  exclusive right  to such  use in the  Building  or the  Development.

(b)  Compliance.  At Tenant's  sole cost and expense,  Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises,  if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used,  altered or occupied in violation of, and Tenant, at its sole cost and  expense,  agrees to use and occupy the  Premises and cause the Premises to be used and occupied in compliance  with:  (i) any and all laws, statutes,  zoning  restrictions,  ordinances,  rules,  regulations,  orders  and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly  constituted  public authority  having  jurisdiction  over the
Premises,  the Building or the Development  now or hereafter in force,  (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii)
the  Certificate of Occupancy  issued for the Building.  Tenant shall not use or permit the Premises to be used for any purpose  which would cause a violation of any recorded  covenants,  conditions  and  restrictions  and similar  regulatory agreements,  if any,  which  affect the use,  occupation  or  alteration  of the
Premises, the Building and/or the Development.  Tenant agrees to comply with the
Rules and Regulations  referenced in Paragraph 28 below. Tenant agrees not to do or permit  anything to be done in or about the Premises which will in any manner obstruct  or  interfere  with the rights of other  tenants or  occupants  of the
Development,  or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause,  maintain or permit any  nuisance or waste in, on,  under or about the  Premises or  elsewhere  within the  Development.  Notwithstanding  anything contained in this Lease to the contrary,  all  transferable  development  rights related in any way to the  Development  are and will remain  vested in Landlord, and Tenant hereby waives any rights thereto.

(c)  Hazardous  Materials.  Except for  ordinary  and  general  office  supplies typically used in the ordinary course of business within office buildings,  such as copier toner, liquid paper, glue, ink and common household cleaning materials
(some or all of which may  constitute  "Hazardous  Materials" as defined in this
Lease),  Tenant  agrees not to cause or permit  any  Hazardous  Materials  to be brought upon, stored, used, handled, generated,  released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the  Development by Tenant,  its agents,  employees,  subtenants,  assignees, licensees,  contractors or invitees (collectively,  "Tenant's Parties"), without the prior written  consent of Landlord,  which consent  Landlord may withhold in its sole and absolute discretion.  Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Development,  at its sole cost and expense, any and all Hazardous Materials, including  any equipment or systems  containing  Hazardous  Materials  which are installed,  brought upon, stored, used, generated or released upon, in, under or about the Premises,  the Building  and/or the Development or any portion thereof by Tenant or any of Tenant's  Parties.  To the fullest extent  permitted by law,
Tenant agrees to promptly indemnify,  protect, defend and hold harmless Landlord and Landlord's partners, officers, directors,  employees, agents, successors and assigns (collectively,  "Landlord Indemnified Parties") from and against any and all claims, damages,  judgments,  suits, causes of action, losses,  liabilities, penalties, fines, expenses and costs (including,  without limitation,  clean-up, removal,  remediation and restoration  costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result  from the  presence of  Hazardous  Materials  on, in,  under or about the
Premises,  the Building or any other  portion of the  Development  and which are caused or  permitted  by Tenant or any of  Tenant's  Parties.  Tenant  agrees to promptly notify Landlord of any release of Hazardous  Materials at the Premises, the Building or any other portion of the Development  which Tenant becomes aware of during the Term of this Lease,  whether caused by Tenant or any other persons or  entities.  In the event of any  release  of  Hazardous  Materials  caused or permitted by Tenant or any of Tenant's  Parties,  Landlord shall have the right, but not the obligation,  to cause Tenant to immediately  take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's  mortgagee(s).  As used in this Lease,  the term "Hazardous  Materials"  shall mean and include any hazardous  or  toxic  materials,  substances  or  wastes  as  now  or  hereafter designated under any law, statute, ordinance, rule, regulation,  order or ruling of any  agency  of  the  State,  the  United  States  Government  or  any  local governmental  authority,  including,  without limitation,  asbestos,  petroleum, petroleum  hydrocarbons  and petroleum based products,  urea  formaldehyde  foam
insulation,   polychlorinated   biphenyls   ("PCBs"),   and   freon   and  other
chlorofluorocarbons.  The provisions of this  subparagraph 8(c) will survive the expiration or earlier termination of this Lease.

                                      -8-

9. NOTICES.  Any notice  required or permitted to be given  hereunder must be in writing and may be given by personal delivery  (including  delivery by overnight courier or an express  mailing  service) or by mail,  if sent by  registered  or certified mail.  Notices to Tenant shall be sufficient if delivered to Tenant at the address  designated in  subparagraph  1(d) and notices to Landlord  shall be sufficient if delivered to Landlord at the address  designated  in  subparagraph
1(b).  Either  party may  specify a  different  address  for notice  purposes by written  notice to the other,  except that the Landlord may in any event use the
Premises as Tenant's address for notice purposes.

10.  BROKERS.  The parties  acknowledge  that the broker(s) who negotiated  this
Lease are stated in subparagraph 1(t). Each party represents and warrants to the other, that, to its knowledge,  no other broker,  agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and
(b) is or might be entitled to a commission or  compensation  in connection with this  Lease.  Landlord  and Tenant each agree to  promptly  indemnify,  protect, defend and hold harmless the other from and against any and all claims, damages, judgments,  suits,  causes of action,  losses,  liabilities,  penalties,  fines, expenses and costs  (including  attorneys' fees and court costs)  resulting from any breach by the indemnifying party of the foregoing representation, including, without  limitation,  any claims that may be  asserted  by any broker,  agent or finder  undisclosed by the  indemnifying  party.  The foregoing mutual indemnity shall  survive  the  expiration  or  earlier  termination  of  this  Lease.

11. SURRENDER; HOLDING OVER.

(a) Surrender.  The voluntary or other  surrender of this Lease by Tenant,  or a mutual  cancellation  thereof,  shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or  subtenancies.  Upon the  expiration  or earlier  termination  of this Lease,
Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of first-class order,  repair and condition,  ordinary wear and tear and casualty  damage (if this Lease is  terminated as a result  thereof  pursuant to
Paragraph 20) excepted,  with all of Tenant's  personal property and Alterations
(as defined in Paragraph  13) removed  from the Premises to the extent  required under Paragraph 13 and all damage caused by such removal repaired as required by
Paragraph 13. Prior to the date Tenant is to actually  surrender the Premises to
Landlord,  Tenant agrees to give Landlord  reasonable  prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a  walk-through  of the  Premises to review the  condition  of the  Premises and identify  the  Alterations  and personal  property  which are to remain upon the
Premises and which items Tenant is to remove,  as well as any repairs  Tenant is to make upon surrender of the Premises.  The delivery of keys to any employee of
Landlord  or to  Landlord's  agent or any  employee  thereof  alone  will not be sufficient  to  constitute  a  termination  of this Lease or a surrender  of the
Premises.

                                      -9-

(b) Holding  Over.  Tenant will not be permitted to hold over  possession of the
Premises  after the  expiration or earlier  termination  of the Term without the express written consent of Landlord,  which consent Landlord may withhold in its sole and  absolute  discretion.  If Tenant  holds over after the  expiration  or earlier termination of the Term, Landlord may, at its option,  treat Tenant as a tenant at  sufferance  only,  and such  continued  occupancy  by Tenant shall be subject to all of the terms,  covenants and conditions of this Lease,  so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to the greater of (i) one  hundred  twenty-five  percent  (125%) of the
Monthly Base Rent in effect under this Lease immediately prior to such holdover, or (ii) the then currently  scheduled  rental rate for  comparable  space in the
Building,  in either event prorated on a daily basis.  Acceptance by Landlord of rent after such expiration or earlier  termination  will not result in a renewal of this Lease. The foregoing  provisions of this Paragraph 11 are in addition to and do not affect  Landlord's  right of re-entry or any rights of Landlord under this Lease or as otherwise  provided by law. If Tenant  fails to  surrender  the
Premises upon the expiration of this Lease in accordance  with the terms of this
Paragraph  11 despite  demand to do so by  Landlord,  Tenant  agrees to promptly indemnify,  protect, defend and hold Landlord harmless from all claims, damages, judgments,  suits,  causes of action,  losses,  liabilities,  penalties,  fines, expenses and costs  (including  attorneys' fees and costs),  including,  without limitation, costs and expenses incurred by Landlord in returning the Premises to the  condition  in which  Tenant  was to  surrender  it and  claims  made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the
Premises.  The provisions of this subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON TENANT'S  PROPERTY.  Tenant agrees to pay before  delinquency,  all taxes and  assessments  (real and  personal)  levied  against  (a) any  personal property or trade fixtures placed by Tenant in or about the Premises  (including any increase in the assessed  value of the Premises  based upon the value of any such personal  property or trade fixtures);  and (b) any Tenant  Improvements or
Alterations in the Premises  (whether  installed  and/or paid for by Landlord or
Tenant) to the extent such items are  assessed  at a  valuation  higher than the valuation  at  which  tenant  improvements  conforming  to  Landlord's  building standard tenant improvements are assessed.  If any such taxes or assessments are levied  against  Landlord or Landlord's  property,  Landlord may,  after written notice to Tenant  (and under  proper  protest if  requested  by Tenant) pay such taxes and  assessments,  in which event Tenant agrees to reimburse  Landlord all amounts paid by Landlord within ten (10) business days after demand by Landlord;
provided,  however,  Tenant, at its sole cost and expense,  will have the right,
with  Landlord's   cooperation,   to  bring  suit  in  any  court  of  competent
jurisdiction  to recover  the amount of any such taxes and  assessments  so paid under protest.

13.  ALTERATIONS.  After installation of the initial Tenant Improvements for the
Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make
alterations,   additions,   improvements   and   decorations   to  the  Premises
(collectively,  "Alterations")  subject  to and upon  the  following  terms  and conditions:

(a)  Prohibited  Alterations.  Tenant may not make any  Alterations  which:  (i)
affect any area  outside the  Premises;  (ii) affect the  Building's  structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access  thereto;  (iii) affect the outside  appearance,  character or use of the
Building  or the  Building  Common  Areas;  (iv) in the  reasonable  opinion  of
Landlord,  lessen the value of the  Building;  or (v) will  violate or require a change in any occupancy certificate  applicable to the Premises.

(b) Landlord's  Approval.  Before  proceeding with any Alterations which are not prohibited  in  subparagraph  13(a) above,  Tenant must first obtain  Landlord's written  approval of the plans,  specifications  and working  drawings  for such
Alterations,  which approval  Landlord will not unreasonably  withhold or delay;
provided,  however,  Landlord's prior approval will not be required for any such
Alterations which are not prohibited by subparagraph  13(a) above and which cost less than Fifty Thousand  Dollars  ($50,000.00) in the aggregate in any calendar year as long as (i) Tenant  delivers to Landlord  notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten
(10)  days  prior to  commencement  of the  work  thereof,  and  (ii) the  other
conditions  of  this   Paragraph  13  are   satisfied,   excluding  any  bonding
requirements, but including, without limitation, conforming to Landlord's rules, regulations  and insurance  requirements  which govern  contractors.  Landlord's approval of plans,  specifications  and/or working drawings for Alterations will not create any  responsibility  or  liability  on the part of Landlord for their completeness,  design sufficiency,  or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.  In approving any
Alterations,  Landlord  reserves the right to require Tenant to provide Landlord with  additional  reasonable  security  for the removal of such  Alterations  by
Tenant as may be  required by this Lease.  Landlord  reserves  the right to post
Notices of  Non-Responsibility  with  respect to any  Alterations  performed  by
Tenant.

                                      -10-

(c)  Contractors.  Alterations  may be made or installed only by contractors and subcontractors  which have been approved by Landlord,  which  approval  Landlord will not unreasonably withhold or delay;  provided,  however,  Landlord reserves the right to require that  Landlord's  contractor  for the Building be given the opportunity  to  bid  for  any  Alteration  work.  Before  proceeding  with  any
Alterations,  Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant's  contractors  must obtain and maintain,  on behalf of Tenant and at Tenant's sole cost and expense:  (i) all necessary  governmental  permits and approvals for the commencement and completion of such Alterations;  and (ii)
if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably  satisfactory  to  Landlord  for  such  Alterations.  Throughout  the
performance  of  any  Alterations,   Tenant  agrees  to  obtain,  or  cause  its
contractors  to obtain,  workers  compensation  insurance and general  liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) Manner of Performance.  All Alterations must be performed: (i) in accordance with  the  approved  plans,  specifications  and  working  drawings;  (ii)  in a lien-free and first-class and workmanlike  manner;  (iii) in compliance with all applicable permits, laws, statutes,  ordinances, rules, regulations,  orders and rulings now or hereafter in effect and imposed by any governmental  agencies and authorities  which  assert  jurisdiction;  (iv)  in such a  manner  so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional  expense upon nor delay Landlord in the  maintenance and operation of the Building;  and (v) at such times, in such manner,  and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) Ownership.  The Tenant  Improvements,  including,  without  limitation,  all affixed  sinks,  dishwashers,  microwave  ovens  and  other  fixtures,  and  all
Alterations  will become the  property  of Landlord  and will remain upon and be surrendered  with the  Premises at the end of the Term of this Lease;  provided, however,  Landlord may, by written notice delivered to Tenant  concurrently with
Landlord's approval of the final working drawings for any Alterations,  identify those Alterations which Landlord will require Tenant to remove at the end of the
Term of this Lease. Landlord may also require Tenant to remove Alterations which
Landlord did not have the  opportunity  to approve as provided in this Paragraph
13. If Landlord  requires Tenant to remove any Alterations,  Tenant, at its sole cost and expense,  agrees to remove the identified  Alterations on or before the expiration  or  earlier  termination  of this Lease and repair any damage to the
Premises caused by such removal (or, at Landlord's option,  Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

(f) Plan  Review.  Tenant  agrees  to pay  Landlord,  as  additional  rent,  the reasonable  costs of professional  services and costs for general  conditions of
Landlord's  third party  consultants if utilized by Landlord (but not Landlord's
"in-house"  personnel)  for  review of all  plans,  specifications  and  working drawings  for any  Alterations,  within ten (10)  business  days after  Tenant's receipt of invoices  either  from  Landlord or such  consultants.  In  addition,
Tenant agrees to pay Landlord, within ten (10) business days after completion of
any   Alterations,   a  fee  to  cover   Landlord's  costs  of  supervising  and
administering the installation of any non-structural  Alterations, in the amount of three percent (3%) of the cost of such Alterations, but in no event less than
Two Hundred  Fifty Dollars  ($250.00).

(g)  Personal  Property.  All articles of personal  property  owned by Tenant or installed by Tenant at its expense in the Premises  (including Tenant's business and  trade  fixtures,  furniture,  movable  partitions  and  equipment  [such as telephones,  copy  machines,  computer  terminals,  refrigerators  and facsimile machines])  will be and remain the  property  of Tenant,  and must be removed by
Tenant from the Premises,  at Tenant's  sole cost and expense,  on or before the expiration  or earlier  termination  of this Lease.  Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

                                      -11-

(h)  Removal of  Alterations.  If Tenant  fails to remove by the  expiration  or earlier  termination  of  this  Lease  all  of  its  personal  property,  or any
Alterations  identified  by Landlord for removal,  Landlord  may, at its option, treat such failure as a hold-over pursuant to subparagraph  11(b) above,  and/or
Landlord may (without  liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in  equity:  (a remove and store  such  items;  and/or (b) upon ten (10) days prior notice to Tenant,  sell,  discard or otherwise  dispose of all or any such items at private  or public  sale for such  price as  Landlord  may obtain or by other  commercially  reasonable  means.  Tenant shall be liable for all costs of disposition of Tenant's  abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property.  Landlord agrees to apply the  proceeds  of any sale of any such  property  to any amounts due to Landlord under this Lease from Tenant  (including  Landlord's  attorneys'  fees and other costs  incurred in the removal,  storage  and/or sale of such  items),  with any remainder to be paid to Tenant.

14.   REPAIRS.

(a)  Landlord's  Obligations.   Landlord  agrees  to  repair  and  maintain  the
structural portions of the Building and the plumbing, heating,  ventilating, air
conditioning,   elevator  and  electrical  systems  installed  or  furnished  by
Landlord,  unless such  maintenance  and repairs are (i)  attributable  to items installed in Tenant's  Premises which are above standard  interior  improvements
(such as, for example, custom lighting, special HVAC and/or electrical panels or systems,  kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants,  employees or invitees, in which case Tenant will pay to Landlord,  as additional  rent,  the reasonable cost of such  maintenance  and  repairs.  Landlord  will not be  liable  for any failure to make any such  repairs  or to perform  any  maintenance  unless  such failure shall persist for an unreasonable  time after written notice of the need of such  repairs  or  maintenance  is given to  Landlord  by  Tenant.  Except as provided in Paragraph  20,  Tenant will not be entitled to any abatement of rent and  Landlord  will  not  have any  liability  by  reason  of any  injury  to or interference  with  Tenant's  business  arising  from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures,  appurtenances  and equipment  therein.  Tenant waives the right to make repairs at Landlord's  expense under any law, statute,  ordinance, rule, regulation, order or ruling (including,  without limitation, to the extent the Premises are located in California,  the provisions of California Civil Code
Sections 1941 and 1942 and any successor  statutes or laws of a similar nature).

(b)  Tenant's  Obligations.  Tenant  agrees to keep,  maintain  and preserve the
Premises  in first  class  condition  and repair  and,  when and if  needed,  at
Tenant's  sole cost and  expense,  to make all repairs to the Premises and every part thereof.  Any such  maintenance and repairs will be performed by Landlord's contractor, or at Landlord's option, by such contractor or contractors as Tenant may choose from an approved  list to be submitted by Landlord.  Tenant agrees to pay all costs and expenses  incurred in such maintenance and repair within seven
(7) days after  billing by Landlord or such  contractor or  contractors.  Tenant agrees to cause any mechanics'  liens or other liens arising as a result of work performed  by Tenant or at Tenant's  direction to be  eliminated  as provided in
Paragraph 15 below. Except as provided in subparagraph 14(a) above, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part  thereof.

(c)  Tenant's  Failure to Repair.  If Tenant  refuses or  neglects to repair and
maintain  the  Premises  properly  as  required   hereunder  to  the  reasonable
satisfaction of Landlord,  Landlord, at any time following thirty (30) days from the date on which  Landlord  makes a written  demand  on  Tenant to effect  such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance,  and upon completion  thereof,  Tenant agrees to pay to Landlord as additional rent,  Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead,  within thirty (30) days of receipt  from  Landlord of a written  itemized  bill  therefor.  Any amounts not reimbursed  by Tenant  within such thirty (30) day period will bear  interest at the Interest Rate until paid by Tenant.

                                      -12-

(d) Landlord Repairs/Default. Notwithstanding anything to the contrary contained in Paragraph 14(a) regarding repairs or Landlord's  default,  if Tenant provides written notice to Landlord of an event or circumstance  relative to the Premises which requires the action of Landlord with respect to repair and/or maintenance, and Landlord  fails to provide such action  within a reasonable  period of time, given the  circumstances,  after the receipt of such written  notice,  but in no event earlier than thirty (30) days after receipt of such written notice, unless
Landlord is specifically  required to act in less than thirty (30) days pursuant to a  specific  provision  of this  Lease  or  because  of an  emergency  by any provision  hereof,  then  Tenant may  proceed to take the  required  action upon delivery of an additional written notice to Landlord specifying Tenant is taking such required action, including the date of such action to be taken, the cost of such action, and the projected  completion date, and if such action was required under the terms of this  Lease to be taken by  Landlord,  then  Tenant  shall be entitled to prompt  reimbursement  by Landlord of Tenant's  reasonable,  actual, documented costs and expenses in taking such action plus interest thereon at the
Interest  Rate.  In the event  Tenant  takes such  action,  and such work in the
Premises will affect the Building's life safety system, heating, ventilating and air conditioning  systems and elevator systems,  or the structural  integrity of the Building,  Tenant shall use only those  contractors  used by Landlord in the
Building  for work on such  systems or other  contractors  approved by Landlord.
Further,  if Landlord  does not deliver a detailed  written  objection to Tenant within  thirty  (30) days after  receipt of an invoice by Tenant of its costs of taking  action which Tenant  claims  should have been taken by Landlord,  and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection  with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from rental payable by Tenant under this
Lease, the amount set forth in such invoice.  If, however,  Landlord delivers to
Tenant  within  thirty (30) days after  receipt of Tenant's  invoice,  a written objection  to the  payment  of  such  invoice,  setting  forth  with  reasonable particularity  Landlord's reasons for its claim that such action did not have to be taken by Landlord  pursuant to the terms of this Lease, then Tenant shall not be entitled to such deduction from rental,  but as Tenant's sole remedy,  Tenant may proceed to claim a default by Landlord or, if elected by either  Landlord or
Tenant, the matter shall proceed to resolution by the selection of an arbitrator to resolve  the  dispute,  which  arbitrator  shall be  selected  and  qualified pursuant to the rules of the American Arbitration  Association,  and whose costs shall be paid for by the  losing  party,  unless it is not clear that there is a
"losing party," in which event the costs of arbitration shall be shared equally.
Judgment on the award rendered by the  arbitrator(s) may be entered in any court having jurisdiction thereof.

15. LIENS.  Tenant agrees not to permit any mechanic's,  materialmen's  or other liens to be filed  against all or any part of the  Development,  the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection  with any repairs,  alterations,  improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or
Tenant's agents,  employees,  contractors,  licensees or invitees. At Landlord's request,  Tenant agrees to provide  Landlord with  enforceable,  conditional and final lien  releases  (or other  evidence  reasonably  requested  by Landlord to demonstrate  protection  from liens) from all persons  furnishing  labor  and/or materials at the Premises.  Landlord will have the right at all reasonable times to post on the  Premises and record any notices of  non-responsibility  which it deems  necessary for  protection  from such liens.  If any such liens are filed,
Tenant  will,  at its sole cost,  promptly  cause such liens to be  released  of record  or bonded so that it no longer  affects  title to the  Development,  the
Building  or the  Premises.  If Tenant  fails to cause  any such  liens to be so released or bonded within ten (10) days after filing thereof,  such failure will be deemed a material  breach by Tenant  under this Lease  without the benefit of any  additional  notice or cure period  described  in  Paragraph  22 below,  and
Landlord may, without waiving its rights and remedies based on such breach,  and without  releasing  Tenant from any of its  obligations,  cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens.  Tenant  agrees to pay to Landlord  within ten (10) days after receipt of invoice from  Landlord,  any sum paid by Landlord to remove such liens,  together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD.  Landlord and its  employees and agents will at all times have the right to enter the Premises to inspect the same,  to supply  janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the  Premises to  prospective  purchasers  or tenants,  to post  notices of nonresponsibility,  and/or to repair the  Premises as  permitted  or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably  practicable,  the interference with Tenant's  business,  and will provide  Tenant  with  reasonable  advance  notice of any such entry  (except in emergency situations).  Landlord may, in order to carry out such purposes, erect scaffolding  and other necessary  structures  where  reasonably  required by the character  of the work to be  performed.  Landlord  will at all  times  have and retain a key with which to unlock all doors in the Premises,  excluding Tenant's vaults and safes.  Landlord  will have the right to use any and all means  which
Landlord may reasonably  deem proper to open said doors in an emergency in order to obtain entry to the Premises.  Any entry to the Premises obtained by Landlord by any of said means,  or  otherwise,  will not be  construed  or deemed to be a forcible or unlawful entry into the Premises,  or an eviction of Tenant from the
Premises.  Landlord  will not be liable to Tenant for any  damages or losses for any entry by Landlord.

                                      -13-

17.  UTILITIES  AND  SERVICES.  Throughout  the Term of the Lease so long as the
Premises are  occupied,  Landlord  agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services  attached  hereto as Exhibit "F",  subject to the conditions and in accordance  with the standards set forth  therein.  Landlord may require  Tenant from time to time to provide  Landlord with a list of Tenant's  employees and/or agents which are  authorized  by Tenant to subscribe on behalf of Tenant for any additional  services  which may be provided  by  Landlord.  Any such  additional services  will be  provided  to Tenant at Tenant's  cost.  Landlord  will not be liable to Tenant for any failure to furnish any of the  foregoing  utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes,  lockouts or other labor disturbance or labor dispute of any character;  (iii)  governmental  regulation,  moratorium or other governmental  action  or  inaction;  (iv)  inability  despite  the  exercise  of reasonable  diligence  to obtain  electricity,  water or fuel;  or (v) any other cause beyond Landlord's  reasonable  control.  In addition,  in the event of any stoppage or interruption of services or utilities,  Tenant shall not be entitled to any  abatement  or  reduction  of  rent  (except  as  expressly  provided  in subparagraphs  20(f) or 21(b) if such  failure  results  from a damage or taking described  therein),  no eviction  of Tenant  will result from such  failure and
Tenant will not be relieved from the performance of any covenant or agreement in this Lease  because of such  failure.  In the event of any failure,  stoppage or interruption  thereof,  Landlord agrees to diligently  attempt to resume service promptly.  If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord,  Landlord may at its option require
Tenant to pay, as additional  rent, the cost, as fairly  determined by Landlord, incurred by such  extraordinary  usage  and/or  Landlord  may  install  separate meter(s)  for  the  Premises,  at  Tenant's  sole  expense,  and  Tenant  agrees thereafter to pay all charges of the utility providing service and Landlord will make an appropriate  adjustment to Tenant's  Operating  Expenses  calculation to account for the fact Tenant is directly  paying such metered  charges,  provided
Tenant  will  remain  obligated  to pay its  proportionate  share  of  Operating
Expenses  subject to such  adjustment.  Notwithstanding  the  provisions of this
Paragraph 17, if for more than three (3)  consecutive  business  days  following written notice to Landlord,  there is no elevator service to the Premises, or no
HVAC or electricity to the Premises,  or such an interruption of other essential utilities and building  services,  such as fire protection or water, so that any portion  of the  Premises  cannot  be  used  by  Tenant,  in  Tenant's  judgment reasonably  exercised,  then Tenant's rent shall  thereafter be abated until the
Premises  are  again  usable  by Tenant  in  proportion  to the  extent to which
Tenant's use of the Premises is  interfered  with;  provided,  however,  that if
Landlord is  diligently  pursuing  the repair of such  utilities or services and
Landlord provides substitute services reasonably suitable for Tenant's purposes, as for  example,  bringing in portable  air-conditioning  equipment,  then there shall not be any abatement of rent.  This  provision  shall not apply in case of damage to, or  destruction  of,  the  Premises,  which  shall be  governed  by a separate provision of this Lease.

18.   ASSUMPTION OF RISK AND INDEMNIFICATION.

(a)  Assumption  of Risk.  Tenant,  as a material part of the  consideration  to
Landlord,  hereby  agrees that neither  Landlord  nor any  Landlord  Indemnified
Parties  (as defined in  subparagraph  8(c) above) will be liable to Tenant for, and Tenant  expressly  assumes  the risk of and waives any and all claims it may have against Landlord or any Landlord  Indemnified  Parties with respect to, (i)
any and all  damage  to  property  or injury to  persons  in,  upon or about the
Premises,  the Building or the  Development  resulting  from any act or omission
(except for the grossly negligent or intentionally  wrongful act or omission) of
Landlord,  (ii) any such damage  caused by other  tenants or persons in or about the  Building or the  Development,  or caused by  quasi-public  work,  (iii) any damage to property  entrusted to employees of the Building,  (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property  resulting from any casualty,  explosion,  falling  plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the  Development or from the pipes, appliances or plumbing  works therein or from the roof,  street or subsurface or from any other place,  or resulting from dampness.  Notwithstanding  anything to the  contrary  contained  in this  Lease,  neither  Landlord  nor  any  Landlord
Indemnified Parties will be liable for consequential  damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any  Tenant  Parties  or for  interference  with  light or other  incorporeal hereditaments.  Tenant  agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the  Building,  or of defects  therein or in the fixtures  or  equipment.

                                      -14-

(b)  Indemnification.  Except to the extent that the Indemnified  Claim would be covered by  insurance  coverage  maintained  by Landlord  and would not cause an increase to applicable  premiums charged for Landlord's  insurance  policy(ies),
Tenant will be liable for, and agrees,  to the maximum extent  permissible under applicable  law,  to  promptly  indemnify,  protect,  defend  and hold  harmless
Landlord and all Landlord  Indemnified  Parties,  from and against,  any and all claims,  damages,  judgments,  suits,  causes of  action,  losses,  liabilities, penalties,  fines, expenses and costs, including attorneys' fees and court costs
(collectively,  "Indemnified Claims"),  arising or resulting from (i) any act or omission  of Tenant or any  Tenant  Parties  (as  defined in  subparagraph  8(c)
above);  (ii) the use of the  Premises  and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties,  or any other activity,  work or thing done,  permitted  or suffered by Tenant or any Tenant  Parties,  in or about the
Premises,  the Building or elsewhere  within the  Development;  and/or (iii) any default by Tenant of any  obligations on Tenant's part to be performed under the terms of this  Lease.  In case any  action  or  proceeding  is  brought  against
Landlord or any Landlord  Indemnified  Parties by reason of any such Indemnified
Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at
Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

(c)   Survival; No Release of Insurers.  Tenant's indemnification obligations under subparagraph 18(b) will survive the expiration or earlier termination of this Lease.  Tenant's covenants, agreements and indemnification obligation in subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

19.   INSURANCE.

(a)  Tenant's  Insurance.  On  or  before  the  earlier  to  occur  of  (i)  the
Commencement Date, or (ii) the date Tenant commences any work of any type in the
Premises  pursuant to this Lease (which may be prior to the Commencement  Date), and  continuing  throughout  the  entire  Term  hereof  and any other  period of occupancy,  Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

(i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage,  vandalism,  malicious mischief,  sprinkler leakage (including earthquake sprinkler leakage).  This insurance policy must be upon all property owned by Tenant,  for which Tenant is legally liable, or which is  installed  at  Tenant's  expense,  and  which  is  located  in the  Building including,  without  limitation,  any  Tenant  Improvements  which  satisfy  the foregoing  qualification  and  any  Alterations,  and all  furniture,  fittings, installations,  fixtures and any other personal property of Tenant, in an amount not less than the full  replacement  cost  thereof.  If there is a dispute as to full  replacement  cost,  the decision of Landlord or any  mortgagee of Landlord will be presumptive.

(ii) One (1) year  insurance  coverage  for  business  interruption  and loss of income and extra  expense  insuring the same perils  described  in  subparagraph
19(a)(i)  above,  in such  amounts  as will  reimburse  Tenant for any direct or indirect loss of earnings  attributable to any such perils including  prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

(iii) Commercial General Liability Insurance or Comprehensive  General Liability
Insurance (on an occurrence  form) insuring  bodily injury,  personal injury and property  damage  including the following  divisions and extensions of coverage:
Premises and Operations; Owners and Contractors protective;  blanket contractual liability  (including  coverage for Tenant's  indemnity  obligations  under this
Lease);  products and completed  operations;  liquor liability (if Tenant serves alcohol on the Premises); and fire and water damage legal liability in an amount sufficient  to cover the  replacement  value of the Premises,  including  Tenant
Improvements, that are rented under the terms of this Lease. Such insurance must have the following minimum limits of liability:  bodily injury,  personal injury and property  damage - $1,000,000  each  occurrence,  provided that if liability coverage  is  provided  by a  Commercial  General  Liability  policy the general aggregate  limit shall apply  separately and in total to this location only (per location  general  aggregate),  and provided  further,  such  minimum  limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's  insurance  carrier as being prudent and  commercially reasonable  for  tenants  of first  class  office  buildings  comparable  to the
Building, rounded to the nearest five hundred thousand dollars.

                                      -15-

(iv)  Comprehensive  Automobile  Liability  insuring  bodily injury and property damage  arising  from all owned,  non-owned  and hired  vehicles,  if any,  with
minimum   limits  of  liability  of  $1,000,000   per  accident.

(v)  Worker's  Compensation  as required by the laws of the State of  California with the following minimum limits of liability: Coverage A - statutory benefits;
Coverage B - $1,000,000 per accident and disease.

(vi)  Any  other  form or  forms of  insurance  as  Tenant  or  Landlord  or any mortgagees  of Landlord may  reasonably  require  from time to time in form,  in amounts,  and for insurance  risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance  market at  commercially  acceptable  rates.  Landlord makes no representation  that the limits of  liability  required  to be carried by Tenant under the terms of this Lease are  adequate to protect  Tenant's  interests  and
Tenant should obtain such additional  insurance or increased liability limits as
Tenant deems appropriate.

(b) Supplemental Tenant Insurance Requirements.

(i) All  policies  must be in a form  reasonably  satisfactory  to Landlord  and issued by an insurer  admitted to do business in the State of  California.

(ii) All policies must be issued by insurers with a  policyholder  rating of "A"
and a financial  rating of "X" in the most  recent  version of Best's Key Rating
Guide.

(iii) All policies must contain a requirement to notify Landlord (and Landlord's property  manager and any mortgagees or ground lessors of Landlord who are named as additional insureds,  if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof.  Tenant  agrees to deliver to Landlord,  as soon as  practicable  after placing the required insurance, but in any event within the time frame specified in subparagraph  19(a) above,  certificate(s) of insurance and/or if required by
Landlord,  certified  copies of each policy  evidencing  the  existence  of such insurance and Tenant's  compliance  with the  provisions  of this  Paragraph 19.
Tenant agrees to cause  replacement  policies or certificates to be delivered to
Landlord  not less than  thirty  (30) days prior to the  expiration  of any such policy or policies.  If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein,  Tenant will be deemed to be in material  default under this Lease  without the benefit of any  additional notice or cure period provided in  subparagraph  22(a)(ii)  below,  and Landlord will have the right,  but not the  obligation,  to  procure  such  insurance  as
Landlord deems necessary to protect Landlord's interests at Tenant's expense. If
Landlord obtains any insurance that is the  responsibility  of Tenant under this
Paragraph 19, Landlord agrees to deliver to Tenant a written  statement  setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly  reimburse  Landlord for such costs as additional rent.

(iv) General  Liability and Automobile  Liability  policies under  subparagraphs
19(a)(iii) and 19(a)(iv) must name Landlord and Landlord's property manager (and at Landlord's request,  Landlord's mortgagees and ground lessors of which Tenant has been  informed in writing) as  additional  insureds  and must also contain a provision  that the insurance  afforded by such policy is primary  insurance and any insurance carried by Landlord and Landlord's  property manager or Landlord's mortgagees or ground lessors,  if any, will be excess over and  non-contributing with Tenant's  insurance.

(c) Tenant's Use.  Tenant will not keep,  use, sell or offer for sale in or upon the  Premises  any  article  which may be  prohibited  by any  insurance  policy periodically in force covering the Building or the Development  Common Areas. If
Tenant's occupancy or business in, or on, the Premises,  whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Development
Common  Areas or  results  in the need  for  Landlord  to  maintain  special  or additional  insurance,  Tenant  agrees  to pay  Landlord  the  cost of any  such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed  therefor by Landlord.  In determining  whether increased  premiums  are a result of Tenant's  use of the  Premises,  a schedule issued by the  organization  computing the insurance  rate on the Building,  the
Development  Common  Areas  or  the  Tenant  Improvements  showing  the  various components of such rate,  will be  conclusive  evidence of the several items and charges  which make up such rate.  Tenant  agrees to  promptly  comply  with all reasonable  requirements  of the  insurance  authority  or any present or future insurer relating to the Premises.

                                      -16-

(d) Cancellation of Landlord's Policies. If any of Landlord's insurance policies are  cancelled  or  cancellation  is  threatened  or  the  coverage  reduced  or threatened  to be reduced in any way  because of the use of the  Premises or any part  thereof  by Tenant or any  assignee  or  subtenant  of Tenant or by anyone
Tenant  permits on the  Premises  and, if Tenant  fails to remedy the  condition
giving  rise  to  such  cancellation,   threatened  cancellation,  reduction  of
coverage,  threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed to be in material  default of this Lease and Landlord may, at its option,  either  terminate  this Lease or enter upon the Premises and attempt to remedy such  condition,  and Tenant shall  promptly pay Landlord the  reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition,  then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

(e) Waiver of Subrogation.  Tenant's  property  insurance shall contain a clause whereby the insurer waives all rights of recovery by way of subrogation  against
Landlord.  Tenant  shall also  obtain and  furnish  evidence  to Landlord of the waiver by  Tenant's  worker's  compensation  insurance  carrier of all rights of recovery by way of subrogation against Landlord.

20.   DAMAGE OR DESTRUCTION.

(a) Partial Destruction.  If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding  twenty-five percent (25%) of the full replacement cost thereof,  and Landlord's  contractor  reasonably estimates in a writing  delivered  to  Landlord  and  Tenant  that the  damage  thereto  may be repaired,  reconstructed or restored to substantially its condition  immediately prior to such damage within one hundred  eighty (180) days from the date of such casualty,  and Landlord will receive insurance proceeds  sufficient to cover the costs of such repairs,  reconstruction and restoration  (including proceeds from
Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to subparagraph 20(e) below to cover Tenant's  obligation for the costs of  repair,  reconstruction  and  restoration  of  any  portion  of  the  Tenant
Improvements  and any  Alterations  for which Tenant is  responsible  under this
Lease), then Landlord agrees to commence and proceed diligently with the work of repair,  reconstruction  and  restoration  and this Lease will  continue in full force and effect.

(b)  Substantial  Destruction.  Any damage or destruction to the Premises or the
Building  which  Landlord is not  obligated to repair  pursuant to  subparagraph
20(a)  above  will be  deemed  a  substantial  destruction.  In the  event  of a substantial  destruction,  Landlord may elect to either (i) repair,  reconstruct and  restore  the  portion  of the  Building  or the  Premises  damaged  by such casualty,  in which  case this  Lease will  continue  in full force and  effect, subject to Tenant's  termination right contained in subparagraph 20(d) below; or
(ii)  terminate  this Lease  effective  as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) Notice.  Under any of the conditions of subparagraphs  20(a) or 20(b) above,
Landlord  agrees to give written  notice to Tenant of its intention to repair or terminate,  as permitted in such  paragraphs,  within the earlier of thirty (30)
days  after  the  occurrence  of such  casualty,  or  fifteen  (15)  days  after
Landlord's  receipt of the estimate from  Landlord's  contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) Tenant's  Termination Rights. If Landlord elects to repair,  reconstruct and restore  pursuant  to  subparagraph  20(b)(i)  hereinabove,  and  if  Landlord's contractor  estimates  that as a result of such damage,  Tenant  cannot be given reasonable  use of and access to the Premises  within two hundred  seventy (270)
days  after the date of such  damage,  then  Tenant  may  terminate  this  Lease effective upon delivery of written notice to Landlord within ten (10) days after
Landlord delivers notice to Tenant of its election to so repair,  reconstruct or restore.

                                      -17-

(e)  Tenant's  Costs  and  Insurance  Proceeds.  In the  event of any  damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i)
notify  Landlord  thereof,  and (ii) deliver to Landlord all property  insurance proceeds received by Tenant with respect to any Tenant Improvements installed by or at the  cost of  Tenant  and any  Alterations,  but  excluding  proceeds  for
Tenant's furniture,  fixtures, equipment and other personal property, whether or not this Lease is  terminated  as  permitted  in this  Paragraph  20, and Tenant hereby  assigns to Landlord all rights to receive such insurance  proceeds.  If, for any reason  (including  Tenant's  failure to obtain  insurance  for the full replacement  cost of any  Tenant  Improvements  installed  by or at the  cost of
Tenant and any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Tenant Improvements installed  by or at the cost of Tenant and any  Alterations  which are  damaged,
Tenant will be deemed to have  self-insured  the replacement cost of such items, and upon any damage or destruction thereto,  Tenant agrees to immediately pay to
Landlord the full  replacement cost of such items,  less any insurance  proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such  items.

(f) Abatement of Rent. In the event of any damage, repair, reconstruction and/or restoration  described in this Paragraph 20, rent will be abated or reduced,  as the case may be, from the date of such casualty,  in proportion to the degree to which  Tenant's  use of the  Premises is  impaired  during such period of repair
until  such  use  is  restored.   Except  for  abatement  of  rent  as  provided
hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with,  Tenant's business or use or access of all or any part of the  Premises or for lost profits or any other  consequential  damages of any kind or nature,  which result from any such damage,  repair,  reconstruction  or restoration.

(g) Inability to Complete. Notwithstanding anything to the contrary contained in this  Paragraph  20, if Landlord is obligated  or elects to repair,  reconstruct and/or restore the damaged  portion of the Building or the Premises  pursuant to subparagraphs  20(a) or 20(b)(i)  above,  but is delayed  from  completing  such repair,  reconstruction  and/or  restoration beyond the date which is sixty (60)
days after the date estimated by Landlord's contractor for completion thereof by reason of any  causes  (other  than  delays  caused by Tenant,  its  subtenants, employees,  agents or  contractors  or delays  which are beyond  the  reasonable control of Landlord as  described in Paragraph 33 which delays in no event shall exceed a total of ninety (90) days), then either Landlord or Tenant may elect to terminate  this Lease upon ten (10) days prior written notice given to the other after the expiration of such sixty (60) day period.

(h) Damage Near End of Term.  Landlord  and Tenant  shall each have the right to terminate this Lease if any damage to the Premises occurs during the last twelve
(12) months of the Term of this Lease where Landlord's contractor estimates in a writing  delivered  to Landlord  and Tenant that the repair,  reconstruction  or restoration of such damage cannot be completed  within sixty (60) days after the date of such  casualty.  If either party  desires to terminate  this Lease under this  subparagraph  20(h), it shall provide written notice to the other party of such  election  within ten (10) days after  receipt of  Landlord's  contractor's repair estimates.

(i) Waiver of  Termination  Right.  Landlord and Tenant agree that the foregoing provisions  of this  Paragraph  20 are to govern  their  respective  rights  and obligations in the event of any damage or  destruction  and supersede and are in lieu  of the  provisions  of  any  applicable  law,  statute,  ordinance,  rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including,  without limitation, to the extent the Premises are located in  California,  the  provisions  of  California
Civil Code Section 1932,  Subsection  2, and Section 1933,  Subsection 4 and any
successor statute or laws of a similar nature).

(j) Termination.  Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date  possession of the Premises is  surrendered  to Landlord except for items which have accrued and are unpaid as of the date of termination and matters  which are to survive any  termination  of this Lease as provided in this Lease.

21.   EMINENT DOMAIN.

(a) Substantial  Taking.  If the whole of the Premises,  or such part thereof as shall  substantially  interfere with Tenant's use and occupancy of the Premises, as contemplated  by this Lease, is taken for any public or quasi-public  purpose by any lawful  power or  authority  by exercise  of the right of  appropriation, condemnation  or eminent  domain,  or sold to prevent such taking,  either party will have the right to terminate this Lease  effective as of the date possession is  required  to be  surrendered  to  such  authority.  Further,  if  more  than twenty-five  percent (25%) of the parking facilities  servicing the Building are taken for public or  quasi-public  purposes by any lawful  power or authority by exercise of the right of  appropriation,  condemnation  or eminent  domain,  and
Landlord does not provide reasonable  substitute parking within ninety (90) days of such  appropriation,  Tenant  shall  have the right to  terminate  this Lease effective as of the expiration of such ninety (90) day period.

                                      -18-

(b) Partial Taking;  Abatement of Rent. In the event of a taking of a portion of the  Premises  which does not  substantially  interfere  with  Tenant's  use and occupancy of the Premises,  then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining  portion of the  Premises  (but only to the extent  Landlord  receives proceeds therefor from the condemning  authority),  and rent will be abated with respect to the part of the  Premises  which  Tenant is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the  Building or the  Development  is taken  (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate  this Lease upon  thirty (30) days prior  written  notice to Tenant if
Landlord also  terminates  the leases of the other tenants of the Building which are leasing comparably sized space for comparable lease terms.

(c)  Condemnation  Award.  In connection  with any taking of the Premises or the
Building,  Landlord  will be entitled to receive the entire  amount of any award which may be made or given in such taking or condemnation,  without deduction or apportionment  for  any  estate  or  interest  of  Tenant,  it  being  expressly understood  and  agreed by Tenant  that no  portion  of any such  award  will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess  value will be the sole  property of  Landlord.  Tenant agrees not to assert any claim against  Landlord or the taking authority for any compensation  because of such  taking  (including  any claim for bonus or excess value of this  Lease);  provided,  however,  if any  portion of the  Premises is taken, Tenant will have the right to recover from the condemning  authority (but not from Landlord) any compensation as may be separately  awarded or recoverable by Tenant for the taking of Tenant's  furniture,  fixtures,  equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of  goodwill  or other  damage to  Tenant's  business by reason of such taking.

(d) Temporary Taking. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain  unaffected  thereby and rent will abate for the duration of the taking in proportion to the extent Tenant's use of the Premises is interfered  with,  and (ii) Landlord will be entitled to receive such  portion or portions of any award made for such use  provided  that if such taking remains in force at the expiration or earlier  termination of this Lease,
Tenant  will  then  pay to  Landlord  a sum  equal  to the  reasonable  cost  of performing Tenant's  obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations.
For purpose of this subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22.   DEFAULTS AND REMEDIES.

(a) Defaults.  The occurrence of any one or more of the following events will be deemed a default by  Tenant:

(i) The failure by Tenant to make any payment of rent or additional  rent or any other payment  required to be made by Tenant  hereunder,  as and when due, where such  failure  continues  for a period of ten (10)  days  after  written  notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice  required  under  applicable  law
(including,  without  limitation,  to the extent  the  Premises  are  located in
California,  the provisions of California Code of Civil  Procedure  Section 1161
regarding unlawful detainer actions or any successor statute or law of a similar nature).

(ii) The  failure by Tenant to observe or perform  any of the express or implied covenants  or  provisions  of this Lease to be observed or  performed by Tenant, other than as specified in  subparagraph  22(a)(i) or above,  where such failure continues (where no other period of time is expressly  provided) for a period of thirty (30) days after  written  notice  thereof  from  Landlord to Tenant.  The provisions  of any such notice  will be in lieu of, and not in addition  to, any notice required under  applicable law  (including,  without  limitation,  to the extent  the  Premises  are  located  in  California,  California  Code of  Civil
Procedure  Section 1161 regarding  unlawful  detainer  actions and any successor statute or similar  law).  If the nature of  Tenant's  default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's  concurrence,  commences such cure within such ten (10) day period and thereafter  diligently  prosecutes such cure to completion.

                                      -19-

(iii) (A) The  making by Tenant of any  general  assignment  for the  benefit of creditors;  (B) the filing by or against  Tenant of a  petition  to have  Tenant adjudged a bankrupt or a petition for  reorganization  or arrangement  under any law relating to  bankruptcy  (unless,  in the case of a petition  filed  against
Tenant,  the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of  substantially  all of Tenant's assets located at the Premises or of Tenant's interest in this Lease,  where possession is not  restored  to Tenant  within  thirty  (30) days;  or (D) the  attachment, execution or other  judicial  seizure of  substantially  all of Tenant's  assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) Landlord's Remedies;  Termination. In the event of any default by Tenant, in addition to any other  remedies  available to Landlord at law or in equity under applicable law (including,  without  limitation,  to the extent the Premises are located  in  California,  the  remedies  of Civil  Code  Section  1951.4 and any successor  statute or similar law),  Landlord will have the immediate  right and option to terminate this Lease and all rights of Tenant  hereunder.  If Landlord elects to terminate this Lease then, to the extent  permitted  under  applicable law,  Landlord may recover from Tenant (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the  amount by which the unpaid  rent which  would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii)
the worth at the time of award of the  amount by which the  unpaid  rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant  proves  could be  reasonably  avoided;  plus (iv) any other  amount necessary to  compensate  Landlord for all the detriment  proximately  caused by
Tenant's  failure to perform its  obligations  under this Lease or which, in the ordinary  course of things,  results  therefrom  including,  but not limited to:
attorneys' fees and costs;  brokers'  commissions;  the costs of  refurbishment, alterations,  renovation and repair of the Premises,  and removal (including the repair of any damage  caused by such  removal)  and  storage  (or  disposal)  of
Tenant's  personal  property,  equipment,  fixtures,   Alterations,  the  Tenant
Improvements  and any other items which  Tenant is required  under this Lease to remove but does not remove, as well as the unamortized value of any reduced rent
(amortized over the Original Term, with interest  thereon at the Interest Rate), reduced  rent,  free  parking,  reduced  rate parking or other costs or economic concessions  provided,  paid,  granted or incurred by Landlord  pursuant to this
Lease. The unamortized  value of such concessions  shall be determined by taking the total value of such  concessions and  multiplying  such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term. As used in subparagraphs  22(b)(i)
and  22(b)(ii)  above,  the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in  subparagraph  22(b)(iii)  above,  the
"worth at the time of award"  is  computed  by  discounting  such  amount at the discount rate of the Federal  Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) Landlord's Remedies; Re-Entry Rights. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity,  Landlord  will also have the right,  with or without  terminating this Lease,  to re-enter the  Premises and remove all persons and property  from the Premises;  such property may be removed and stored in a public  warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of subparagraph  13(h) of this Lease or any other  procedures  permitted  by  applicable  law.  No re-entry or taking possession of the Premises by Landlord pursuant to this subparagraph  22(c) will be construed as an election to terminate  this Lease unless a written  notice of such intention is given to Tenant or unless the  termination  thereof is decreed by a court of competent jurisdiction.

                                      -20-

(d) Landlord's Remedies; Re-Letting. In the event of the vacation or abandonment of the Premises by Tenant or in the event that  Landlord  elects to re-enter the
Premises or takes  possession  of the Premises  pursuant to legal  proceeding or pursuant  to any notice  provided  by law,  then if  Landlord  does not elect to terminate this Lease,  Landlord may from time to time, without  terminating this
Lease,  either  recover all rent as it becomes due or relet the  Premises or any part  thereof  on terms and  conditions  as  Landlord  in its sole and  absolute discretion may deem advisable with the right to make  alterations and repairs to the Premises in connection with such reletting.  If Landlord elects to relet the
Premises,  then rents  received by Landlord from such reletting will be applied:
first,  to the payment of any  indebtedness  other than rent due hereunder  from
Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the  payment  of the cost of any  alterations  and  repairs  to the  Premises incurred in connection with such reletting;  fourth,  to the payment of rent due and unpaid  hereunder  and the  residue,  if any,  will be held by Landlord  and applied  to  payment  of  future  rent as the same may  become  due and  payable hereunder. Should that portion of such rents received from such reletting during any month,  which is applied to the payment of rent hereunder,  be less than the rent payable  during that month by Tenant  hereunder,  then Tenant agrees to pay such deficiency to Landlord  immediately upon demand therefor by Landlord.  Such deficiency will be calculated and paid monthly.

(e) Landlord's Remedies; Performance for Tenant. All covenants and agreements to be  performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's  sole cost and expense and without any  abatement of rent.
If Tenant  fails to pay any sum of money owed to any party other than  Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed  hereunder,  and such failure  continues for ten
(10) days after notice  thereof by Landlord,  Landlord may,  without  waiving or releasing Tenant from its  obligations,  but shall not be obligated to, make any such  payment or perform any such other act to be made or  performed  by Tenant.
Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all  necessary  incidental  costs,  together  with  interest  thereon at the
Interest  Rate,  from the date of such payment by Landlord  until  reimbursed by
Tenant.  This  remedy  shall be in  addition  to any  other  right or  remedy of
Landlord set forth in this Paragraph 22.

(f) Late Payment.  If Tenant fails to pay any  installment  of rent within seven
(7) days of when due or if  Tenant  fails to make any  other  payment  for which
Tenant is obligated  under this Lease  within  seven (7) days of when due,  such late amount will accrue  interest at the Interest  Rate and Tenant agrees to pay
Landlord  as  additional  rent such  interest  on such amount from the date such amount becomes due until such amount is paid. In addition,  Tenant agrees to pay to Landlord  concurrently  with such late payment amount,  as additional rent, a late charge equal to three percent (3%) of the amount due to compensate Landlord for the extra  costs  Landlord  will  incur as a result  of such  late  payment.
Notwithstanding  the foregoing,  Landlord hereby agrees to waive the late charge applicable  to the  first  instance  in which  Tenant  fails to  timely  pay any installment  of rent or other  payment for which Tenant is obligated  under this
Lease during any twelve (12) month  period.  The parties agree that (i) it would be impractical  and extremely  difficult to fix the actual damage  Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and  reasonable  estimate of the detriment  that Landlord will suffer by reason of late  payment by Tenant,  and (iii) the  payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment
of  late  charges  is  to  compensate   Landlord  for   Landlord's   processing,
administrative  and other  costs  incurred  by  Landlord as a result of Tenant's delinquent  payments.  Acceptance  of any such interest and late charge will not constitute a waiver of the Tenant's  default with respect to the overdue amount, or  prevent  Landlord  from  exercising  any of the other  rights  and  remedies available to Landlord.  If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant  cures the late  payments  for which such late  charges are imposed,
Landlord  will  have  the  right  to  require  Tenant   thereafter  to  pay  all
installments of Monthly Base Rent quarterly in advance  throughout the remainder of the Lease Term.

(g) Landlord's  Security  Interest.  Tenant hereby grants to Landlord a lien and security  interest on all property of Tenant now or hereafter  placed in or upon the Premises including, but not limited to, all fixtures, machinery,  equipment, furnishings  and other  articles of personal  property,  and all proceeds of the sale or other disposition of such property  (collectively,  the "Collateral") to secure the payment of all rent to be paid by Tenant pursuant to this Lease. Such lien and security  interest shall be in addition to any landlord's lien provided by law. This Lease shall  constitute a security  agreement  under the Commercial
Code of the  State so that  Landlord  shall  have  and may  enforce  a  security interest in the Collateral.  Tenant agrees to execute as debtor and deliver such financing  statement or statements and any further documents as Landlord may now or hereafter  reasonably  request to protect such security  interest pursuant to such  code.  Landlord  may  also at any  time  file a copy of  this  Lease  as a financing statement. Landlord, as secured party, shall be entitled to all rights and  remedies  afforded  as secured  party  under such  code,  which  rights and remedies shall be in addition to Landlord's  liens and rights provided by law or by the other terms and provisions of this Lease.

                                      -21-

(h) Rights and Remedies Cumulative. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative,  and no one of them will be  exclusive of the other,  and  Landlord  shall have the right to pursue any one or all of such  remedies or any other  remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this  Paragraph  22 will  be  deemed  to  limit  or  otherwise  affect  Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23.  LANDLORD'S  DEFAULT.  Landlord will not be in default in the performance of any  obligation  required to be  performed  by Landlord  under this Lease unless
Landlord  fails to perform  such  obligation  within  thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform;  provided however,  that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it  commences  such  performance  within such thirty
(30) day period and thereafter  diligently pursues the same to completion.  Upon any default by Landlord,  Tenant may exercise any of its rights  provided at law or in equity,  subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24.   ASSIGNMENT AND SUBLETTING.

(a) Restriction on Transfer.  Except as expressly provided in this Paragraph 24,
Tenant will not,  either  voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or  occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"),  without the prior written consent of Landlord,  which consent
Landlord will not unreasonably withhold.

(b) Corporate and Partnership  Transfers.  For purposes of this Paragraph 24, if
Tenant is a corporation,  partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five  percent (25%) or more (individually or in the  aggregate) of any stock or other  ownership  interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity,  will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph
24.  Notwithstanding the foregoing,  the immediately preceding sentence will not apply  to any  transfers  of  stock  of  Tenant  if  Tenant  is a  publicly-held corporation  and such stock is transferred  publicly over a recognized  security exchange or over-the-counter market.

(c)  Permitted  Controlled  Transfers.  Notwithstanding  the  provisions of this
Paragraph  24 to the  contrary,  Tenant  may  assign  this  Lease or sublet  the
Premises or any  portion  thereof  ("Permitted  Transfer"),  without  Landlord's consent and without extending any sublease  termination  option to Landlord,  to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant,  or to any corporation  resulting from a merger or consolidation  with Tenant,  or to any person or entity which acquires all the assets of Tenant's  business as a going  concern,  provided that: (i) at least twenty (20) days prior to such assignment or sublease,  Tenant delivers to
Landlord the financial statements and other financial and background information of the assignee or sublessee  described in subparagraph  24(d) below; (ii) if an assignment,  the assignee assumes, in full, the obligations of Tenant under this
Lease (or if a  sublease,  the  sublessee  of a portion of the  Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii)
the  financial  net worth of the  assignee  or  sublessee  as of the time of the proposed  assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease;  (iv) Tenant  remains fully liable under this Lease;
and (v)  the use of the  Premises  under  Paragraph  8  remains  unchanged.

(d)  Transfer  Notice.  If Tenant  desires to effect a  Transfer,  then at least thirty  (30) days  prior to the date when  Tenant  desires  the  Transfer  to be effective  (the "Transfer  Date"),  Tenant agrees to give Landlord a notice (the
"Transfer  Notice"),  stating  the name,  address and  business of the  proposed assignee,  sublessee or other transferee  (sometimes  referred to hereinafter as
"Transferee"),  reasonable  information  (including  references)  concerning the character,  ownership,  and financial condition of the proposed Transferee,  the
Transfer Date, any ownership or commercial  relationship  between Tenant and the proposed  Transferee,  and the  consideration  and all other  material terms and conditions  of the  proposed  Transfer,  all in  such  detail  as  Landlord  may reasonably  require.  If Landlord  reasonably  requests  additional  detail, the
Transfer Notice will not be deemed to have been received until Landlord receives such additional  detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

                                      -22-

(e) Landlord's  Options.  Within fifteen (15) days of Landlord's  receipt of any
Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's  financial  responsibility,  Landlord will elect to do one of the  following  (i) consent to the  proposed  Transfer;  (ii) refuse such consent,  which  refusal  shall  be on  reasonable  grounds  including,  without limitation, those set forth in subparagraph 24(f) below; or (iii) terminate this
Lease in the event of a proposed  assignment of this Lease or a subletting as to the  entire  Premises  for  substantially  all of  the  remaining  Term,  and to recapture the Premises for reletting by Landlord.

(f)  Reasonable  Disapproval.   Landlord  and  Tenant  hereby  acknowledge  that
Landlord's  disapproval of any proposed Transfer pursuant to subparagraph  24(e)
will be  deemed  reasonably  withheld  if  based  upon  any  reasonable  factor, including,  without limitation,  any or all of the following factors: (i) if the
Building is less than seventy percent (70%) occupied,  if the net effective rent payable by the  Transferee  (adjusted  on a rentable  square foot basis) is less than the net effective  rent then being quoted by Landlord for new leases in the
Building for  comparable  size space for a comparable  period of time;  (ii) the proposed Transferee is a governmental  entity; (iii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate  means of ingress and egress;  (iv) the use of the Premises by the Transferee (A) is not permitted by the use  provisions  in Paragraph 8 hereof,  (B) violates any  exclusive  use granted by Landlord to another tenant in the Building,  or (C) otherwise poses a risk of increased liability to Landlord; (v) the Transfer would likely result in a  significant  and  inappropriate  increase in the use of the parking  areas or
Development  Common Areas by the  Transferee's  employees  or  visitors,  and/or significantly  increase the demand upon utilities and services to be provided by
Landlord  to the  Premises;  (vi) the  Transferee  does  not have the  financial capability  to fulfill the  obligations  imposed by the Transfer and this Lease;
(vii) the Transferee is not in Landlord's  reasonable  opinion  consistent  with
Landlord's  desired  tenant  mix; or (viii) the  Transferee  poses a business or other economic risk which Landlord deems unacceptable.

(g) Additional Conditions.  A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation,  and, in the case of an  assignment,  the  delivery to Landlord  of an  agreement  executed by the
Transferee in form and substance  reasonably  satisfactory to Landlord,  whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the  obligations of Tenant  hereunder.  As a condition for granting its consent to any  assignment or sublease,  Landlord may require that the assignee or sublessee  remit  directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to
Landlord's  consent to any  sublease,  such  sublease  must  provide  that it is subject and  subordinate to this Lease and to all  mortgages;  that Landlord may enforce the provisions of the sublease,  including  collection of rent;  that in the  event of  termination  of this  Lease  for any  reason,  including  without limitation a voluntary  surrender  by Tenant,  or in the event of any reentry or repossession  of the Premises by Landlord,  Landlord may, at its option,  either
(i)  terminate  the  sublease,  or (ii)  take over all of the  right,  title and interest  of  Tenant,  as  sublessor,  under such  sublease,  in which case such sublessee will attorn to Landlord,  but that nevertheless  Landlord will not (1)
be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset  previously  accrued in favor of the  sublessee against  Tenant,  or (3) be bound by any previous  modification  of any sublease made  without  Landlord's  written  consent,  or by any previous  prepayment  by sublessee of more than one month's rent.

(h) Excess Rent. If Landlord  consents to any  assignment of this Lease,  Tenant agrees to pay to Landlord,  as additional  rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment,  as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires,  and without any release of Tenant's liability for the same, Tenant agrees  to  instruct  the  assignee  to pay such  sums and  other  consideration directly  to  Landlord).  If for any  sublease,  Tenant  receives  rent or other consideration,  either initially or over the term of the sublease,  in excess of the rent fairly  allocable  to the portion of the  Premises  which is  subleased based on square  footage,  Tenant agrees to pay to Landlord as  additional  rent fifty  percent  (50%)  of the  excess  of each  such  payment  of rent or  other consideration  received by Tenant  promptly  after its receipt.  In  calculating excess rent or other  consideration  which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage  commissions  and  attorneys'  fees and other amounts  reasonably  and actually  expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

                                      -23-

(i) Termination  Rights. If Tenant requests Landlord's consent to any assignment of this Lease or a subletting of all the Premises for  substantially  all of the remaining Term, Landlord will have the right, as provided in subparagraph 24(e), to terminate this Lease  effective as of the date Tenant proposes to assign this
Lease or sublet the entire  Premises.  Landlord will  exercise such  termination right,  if at all, by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this
Paragraph 24. Tenant  understands and acknowledges  that the option, as provided in this  Paragraph 24, to terminate  this Lease in the event Tenant  proposes to sublet  the entire  Premises  for  substantially  all of the  remaining  Term or proposes to assign this Lease rather than approve such  subletting or assignment is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth.

(j) No Release.  No Transfer will release Tenant of Tenant's  obligations  under this  Lease or alter  the  primary  liability  of  Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder.  Landlord may require that any Transferee  remit directly to Landlord on a monthly basis,  all monies  due  Tenant  by said  Transferee.  However,  the  acceptance  of rent by
Landlord  from any other person will not be deemed to be a waiver by Landlord of any  provision  hereof.  Consent by Landlord to one Transfer  will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of
Tenant or any successor of Tenant in the performance of any of the terms hereof,
Landlord may proceed directly against Tenant without the necessity of exhausting
remedies  against  such  Transferee  or  successor.   Landlord  may  consent  to
subsequent   assignments   of  this  Lease  or   sublettings  or  amendments  or
modifications to this Lease with assignees of Tenant,  without notifying Tenant, or any successor of Tenant,  and without  obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the  consent of  Landlord  to any  Transfer  (whether  or not such  Transfer  is consummated),  then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars  ($250.00),  plus any reasonable attorneys'  and  paralegal  fees  incurred by Landlord in  connection  with such
Transfer or request for consent  (whether  attributable  to Landlord's  in-house attorneys  or  paralegals  or  otherwise)  not to  exceed  One  Hundred  Dollars
($100.00) for each one thousand  (1,000)  rentable square feet of area contained within the Premises or portion  thereof to be assigned or sublet.  Acceptance of the Two Hundred Fifty Dollar ($250.00)  administrative fee and/or  reimbursement of Landlord's  attorneys' and paralegal fees will in no event obligate  Landlord to consent to any  proposed  Transfer.

25.  SUBORDINATION.  At the election of Landlord or any mortgagee or beneficiary with a deed of trust  encumbering  the Building and/or the  Development,  or any lessor of a ground or underlying lease with respect to the Building,  this Lease will be  subject  and  subordinate  at all times to:  (i) all  ground  leases or underlying  leases which may now exist or hereafter  be executed  affecting  the
Building; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building,  the  Development or any leases thereof, or Landlord's interest and estate in any of said items, is specified as security;  provided,  however, as a condition to the subordination of this Lease to any ground lease,  mortgage or deed of trust, the applicable ground lessor or mortgagee shall agree that Tenant's right to possession of the Premises will not
be  disturbed   as  long  as  Tenant  is  not  in  default   under  this  Lease.
Notwithstanding  the foregoing,  Landlord  reserves the right to subordinate any such ground leases or underlying  leases or any such liens to this Lease. If any such ground  lease or  underlying  lease  terminates  for any reason or any such mortgage or deed of trust is foreclosed  or a conveyance in lieu of  foreclosure is made for any reason,  at the  election of  Landlord's  successor in interest,
Tenant  agrees to attorn to and  become the  tenant of such  successor  in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default  under this Lease.  Tenant  hereby waives its rights under any law which gives or purports to give Tenant any right to  terminate  or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such  foreclosure  proceeding  or sale.  Tenant  covenants  and agrees  to  execute  and  deliver,  upon  demand  by  Landlord  and in the  form reasonably  required  by  Landlord,  any  additional  documents  evidencing  the priority or subordination of this Lease and Tenant's  attornment  agreement with respect to any such ground  lease or  underlying  leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

                                      -24-

26.   ESTOPPEL CERTIFICATE.

(a) Tenant's  Obligations.  Within ten (10) days  following any written  request which Landlord may make from time to time,  Tenant agrees to execute and deliver to Landlord a statement,  in a form substantially similar to the form of Exhibit
"G"  attached  hereto or as may  reasonably  be required by  Landlord's  lender, certifying:  (i) the date of commencement of this Lease; (ii) the fact that this
Lease is  unmodified  and in full  force  and  effect  (or,  if there  have been modifications, that this Lease is in full force and effect, and stating the date and  nature of such  modifications);  (iii) the date to which the rent and other sums  payable  under this  Lease have been paid;  (iv) that there are no current defaults  under this Lease by either  Landlord or Tenant  except as specified in
Tenant's statement; and (v) such other matters reasonably requested by Landlord.
Landlord  and  Tenant  intend  that any  statement  delivered  pursuant  to this
Paragraph  26 may be relied upon by any  mortgagee,  beneficiary,  purchaser  or prospective purchaser of the Building or any interest therein.

(b) Tenant's  Failure to Deliver.  Tenant's  failure to deliver  such  statement within such time will be  conclusive  upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
(ii) that there are no uncured  defaults in  Landlord's  performance,  and (iii)
that not more  than one (1)  month's  rent  has been  paid in  advance.  Without limiting the  foregoing,  if Tenant fails to deliver any such  statement  within such ten (10) day period,  Landlord may deliver to Tenant an additional  request for such  statement and Tenant's  failure to deliver such  statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease.  Tenant agrees to indemnify and protect  Landlord from and  against any and all  claims,  damages,  losses,  liabilities  and  expenses
(including  attorneys' fees and costs)  attributable to any failure by Tenant to timely  deliver any such  estoppel  certificate  to Landlord as required by this
Paragraph 26.

27.   INTENTIONALLY OMITTED.

28. RULES AND REGULATIONS.  Tenant agrees to faithfully  observe and comply with the "Rules and Regulations", a copy of which is attached hereto and incorporated
herein  by  this   reference   as   Exhibit   "H",   and  all   reasonable   and
nondiscriminatory  modifications thereof and additions thereto from time to time put into effect by  Landlord.  Landlord  agrees to use  reasonable  efforts (but shall not be obligated to institute or threaten to institute any  litigation) to cause other tenants of the Building and the Development to comply with the Rules and  Regulations;  provided,  however,  that Landlord will not be responsible to
Tenant for the violation or  non-performance  by any other tenant or occupant of the Building or the Development of any of the Rules and Regulations.

29.  MODIFICATION  AND CURE RIGHTS OF  LANDLORD'S  MORTGAGEES  AND LESSORS.

(a) Modifications.  If, in connection with Landlord's obtaining or entering into any  financing  or  ground  lease  for  any  portion  of  the  Building  or  the
Development,  the lender or ground lessor requests  modifications to this Lease,
Tenant,  within  ten (10) days  after  request  therefor,  agrees to  execute an
amendment  to  this  Lease  incorporating  such  modifications,   provided  such
modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely  affect the leasehold  estate  created by this Lease and are otherwise reasonably acceptable to Tenant.

(b) Cure  Rights.  In the event of any default on the part of  Landlord,  Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or  mortgage  covering  the  Premises or ground  lessor of Landlord  whose address  has  been  furnished  to  Tenant,  and  Tenant  agrees  to  offer  such beneficiary,  mortgagee or ground  lessor a reasonable  opportunity  to cure the default  (including with respect to any such  beneficiary or mortgagee,  time to obtain  possession  of the Premises,  subject to this Lease and Tenant's  rights hereunder,  by power of sale or a judicial  foreclosure,  if such  should  prove necessary to effect a cure).

                                      -25-

30. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants  or  obligations  on the part of  Landlord  are  concerned,  means and includes only the owner or owners, at the time in question,  of the fee title of the Premises or the lessees under any ground lease,  if any. In the event of any transfer,  assignment or other  conveyance or transfers of any such title (other than a transfer for security purposes only),  Landlord herein named (and in case
of  any  subsequent  transfers  or  conveyances,   the  then  grantor)  will  be
automatically  relieved from and after the date of such transfer,  assignment or conveyance  of all  liability as respects the  performance  of any  covenants or obligations  on the part of Landlord  contained in this Lease  thereafter  to be performed,  so long as the transferee  assumes in writing all such covenants and obligations of Landlord  arising after the date of such  transfer.  Landlord and
Landlord's  transferees and assignees have the absolute right to transfer all or any  portion of their  respective  title and  interest in the  Development,  the
Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or  subsequent  transfer  will not be deemed a violation on  Landlord's part of any of the terms and conditions of this Lease.

31.  WAIVER.  The waiver by either party of any breach of any term,  covenant or condition  herein  contained will not be deemed to be a waiver of any subsequent breach of the same or any other term,  covenant or condition  herein  contained, nor will any custom or  practice  which may  develop  between the parties in the administration  of the terms  hereof be deemed a waiver of or in any way  affect the right of either party to insist upon  performance in strict  accordance with said terms. The subsequent  acceptance of rent or any other payment hereunder by
Landlord will not be deemed to be a waiver of any preceding  breach by Tenant of any term,  covenant or condition of this Lease, other than the failure of Tenant to pay the particular  rent so accepted,  regardless of Landlord's  knowledge of such  preceding  breach at the time of acceptance of such rent. No acceptance by
Landlord  of a lesser sum than the basic rent and  additional  rent or other sum then due will be deemed to be other than on account of the earliest  installment of such rent or other amount due, nor will any  endorsement  or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment  without  prejudice to  Landlord's right to recover the balance of such  installment  or other amount or pursue any other remedy  provided in this Lease.  The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render  unnecessary  Landlord's  consent  or  approval  to or of any subsequent similar acts by Tenant.

32.   PARKING.

(a) Grant of Parking  Rights.  So long as this  Lease is in effect and  provided
Tenant is not in  default  hereunder,  Landlord  grants to Tenant  and  Tenant's
Authorized  Users (as  defined  below) a license  to use the  number and type of parking  permits  designated  in  subparagraph  1(s)  subject  to the  terms and conditions of this Paragraph 32 and the Rules and Regulations  regarding parking contained in Exhibit "H" attached  hereto.  Tenant  agrees to submit to Landlord or, at Landlord's election,  directly to Landlord's parking operator with a copy to  Landlord,  written  notice  in  a  form  reasonably  specified  by  Landlord containing the names,  home and office addresses and telephone  numbers of those persons  who are  authorized  by Tenant to use  Tenant's  parking  permits  on a monthly basis  ("Tenant's  Authorized  Users") and shall use its best efforts to identify each vehicle of Tenant's  Authorized  Users by make,  model and license number.  Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to  periodically  update such notice as well as upon  specific request by  Landlord  or  Landlord's  parking  operator  to  reflect  changes to
Tenant's  Authorized Users or their vehicles.

(b) Visitor Parking.  So long as this Lease is in effect,  Tenant's visitors and guests will be entitled to use those specific parking areas which are designated for short term visitor  parking and which are located within the surface parking area(s),  if any,  and/or  within  the  parking  structure(s)  which  serve  the
Building.  During the Original Term of this Lease,  visitor parking will be made available at no charge to Tenant's visitors and guests. Tenant, at its sole cost and expense, may elect to validate such parking for its visitors and guests. All such visitor parking will be on a non-exclusive,  in common basis with all other visitors and guests of the Development.

                                      -26-

(c) Use of  Parking  Permits.  Tenant  will  not use or  allow  any of  Tenant's
Authorized  Users  to use any  parking  permits  which  have  been  specifically assigned  by Landlord to other  tenants or  occupants  or for other uses such as visitor  parking or which have been  designated  by any  governmental  entity as being  restricted  to certain  uses.  Tenant will not be entitled to increase or reduce its parking privileges  applicable to the Premises during the Term of the
Lease except as follows: If at any time Tenant desires to increase or reduce the number of parking permits allocated to it under the terms of this Lease,  Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and  absolute  discretion,  to either  (a)  approve  such  requested increase  in the  number  of  parking  permits  allocated  to  Tenant  (with  an appropriate  increase  to  the  additional  rent  payable  by  Tenant  for  such additional permits based on the then prevailing parking rates), (b) approve such requested decrease in the number of parking permits allocated to Tenant (with an appropriate  reduction  in the  additional  rent  payable  by  Tenant  for  such eliminated  parking permits based on the then prevailing  parking rates), or (c)
disapprove such requested  increase or decrease in the number of parking permits allocated to Tenant.  Promptly  following  receipt of Tenant's  written request,
Landlord  will provide  Tenant with written  notice of its decision  including a statement  of any  adjustments  to the  additional  rent  payable  by Tenant for parking under the Lease, if applicable.

(d) General Provisions.  Except as otherwise expressly set forth in subparagraph
1(s),  Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of the
Lease.  Landlord may assign any unreserved and unassigned parking permits and/or make  all or any  portion  of  such  spaces  reserved,  if  Landlord  reasonably determines  that it is necessary  for orderly and  efficient  parking or for any other  reasonable  reason.  Failure to pay the rent for any  particular  parking permits  or  failure  to  comply  with any terms and  conditions  of this  Lease applicable  to parking may be treated by Landlord as a default  under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity,  Landlord may elect to recapture such parking  permits for the balance of the Term of this Lease if Tenant  does not cure such  failure  within the  applicable  cure period set forth in  Paragraph  22 of this Lease.  In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of  parking  space use and will be  entitled  to use only  those  parking  areas specifically  designated for visitor  parking  subject to all provisions of this
Lease  applicable  to such visitor  parking use.  Except in  connection  with an assignment  or  sublease  expressly  permitted  under the  terms of this  Lease,
Tenant's  parking rights and privileges  described herein are personal to Tenant and  may  not  be  assigned  or  transferred,  or  otherwise  conveyed,  without
Landlord's  prior written  consent,  which consent  Landlord may withhold in its sole and absolute discretion.  In any event, under no circumstances may Tenant's parking rights and  privileges be  transferred,  assigned or otherwise  conveyed separate and apart from Tenant's interest in this Lease.

(e)  Cooperation  with Traffic  Mitigation  Measures.  Tenant  agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be  undertaken  by  Landlord  independently,  or in  cooperation  with local municipalities or governmental agencies or other property owners in the vicinity of the  Building.  Such  programs  may  include,  but  will not be  limited  to, carpools,  vanpools and other ridesharing programs,  public and private transit, flexible  work hours,  preferential  assigned  parking  programs and programs to coordinate  tenants  within the  Development  with existing or proposed  traffic mitigation programs.

(f) Parking Rules and  Regulations.  Tenant and Tenant's  Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit "H"
attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors,  suppliers,  customers  and  invitees to comply with such rules and regulations.  Landlord  reserves  the right  from time to time to modify  and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking  facilities  as it deems  reasonably  necessary for the operation of the parking facilities.

33.  FORCE  MAJEURE.  If either  Landlord or Tenant is  delayed,  hindered in or prevented from the performance of any act required under this Lease by reason of strikes,  lock-outs,  labor troubles,  inability to procure standard  materials, failure  of  power,  restrictive  governmental  laws,  regulations  or orders or governmental action or inaction (including failure,  refusal or delay in issuing permits,  approvals and/or  authorizations which is not the result of the action or  inaction  of  the  party  claiming  such  delay),  riots,  civil  unrest  or insurrection,  war, fire, earthquake,  flood or other natural disaster,  unusual and  unforeseeable  delay  which  results  from an  interruption  of any  public utilities  (e.g.,  electricity,  gas,  water,  telephone)  or other  unusual and unforeseeable  delay not within the  reasonable  control of the party delayed in performing work or doing acts required under the provisions of this Lease,  then performance  of such act will be  excused  for the  period  of the delay and the period  for the  performance  of any  such  act  will be  extended  for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt  payment of rent or any other  payments required under the provisions of this Lease.

                                      -27-

34. SIGNS. Prior to the Commencement Date,  Landlord will designate the location on the Premises for one "eyebrow" Tenant  identification sign and one additional
Tenant  identification  sign on the  monument  sign  adjacent  to the  Building.
Tenant's rights to such signage shall be subject to all applicable  governmental approvals.  Tenant  agrees  to  have  Landlord  install  and  maintain  Tenant's identification  sign  in  such  designated  location  in  accordance  with  this
Paragraph 34 at Tenant's  sole cost and expense.  Tenant has no right to install
Tenant  identification  signs in any other location in, on or about the Premises or the  Development  and will not display or erect any other signs,  displays or other  advertising  materials that are visible from the exterior of the Building or from within the Building in any interior or exterior common areas.  The size, design,  color and other physical aspects of any and all permitted  sign(s) will be subject to (i)  Landlord's  written  approval  prior to  installation,  which
approval  may  be  withheld  in  Landlord's  discretion,   (ii)  any  covenants,
conditions or  restrictions  governing the  Premises,  and (iii) any  applicable
municipal  or  governmental  permits  and  approvals.   Tenant  will  be  solely
responsible for all costs for installation,  maintenance,  repair and removal of any Tenant  identification  sign(s).  If Tenant fails to remove Tenant's sign(s)
upon  termination  of this Lease and repair any damage  caused by such  removal,
Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse
Landlord  for all  costs  incurred  by  Landlord  to  effect  any  installation, maintenance  or  removal  on  Tenant's  account,  which  amount  will be  deemed additional  rent,  and may  include,  without  limitation,  all sums  disbursed, incurred or  deposited  by Landlord  including  Landlord's  costs,  expenses and actual  attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. At no cost to Tenant,  Landlord shall appropriately  include  the name of Tenant and its  principal  employees  on the
Building directory. Any maintenance costs of Building Directory shall constitute an  Operating  Expense.  Any sign rights  granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without  Landlord's  prior written  consent, which consent Landlord may withhold in its sole and absolute discretion.

35. LIMITATION ON LIABILITY.  Notwithstanding anything to the contrary contained in this Lease, in consideration of the benefits  accruing  hereunder,  Tenant on behalf of itself and all successors  and assigns of Tenant  covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) Tenant's recourse against Landlord for monetary damages will be limited to Landlord's  interest in the Building,  subject to the prior rights of any Mortgagee,  including,  Landlord's interest in the rents of the Building and any insurance  proceeds  payable to Landlord;  (b) except as may be necessary to secure  jurisdiction  of the  partnership  or  company,  no partner or member of
Landlord  shall be sued or named as a party in any suit or action and no service of process  shall be made  against  any  partner or member of  Landlord;  (c) no partner or member of Landlord shall be required to answer or otherwise  plead to any service of process;  (d) no  judgment  will be taken  against any partner or member of  Landlord  and any  judgment  taken  against  any partner or member of
Landlord may be vacated and set aside at any time after the fact; (e) no writ of execution  will be  levied  against  the  assets  of any  partner  or  member of
Landlord;  (f) the  obligations  under  this  Lease do not  constitute  personal
obligations  of  the  individual  members,  partners,   directors,  officers  or
shareholders  of  Landlord,  and  Tenant  shall not seek  recourse  against  the individual members, partners, directors, officers or shareholders of Landlord or any of their  personal  assets for  satisfaction  of any liability in respect to this Lease;  and (g) these  covenants and  agreements  are  enforceable  both by
Landlord and also by any partner or member of Landlord.

36. FINANCIAL  STATEMENTS.  Prior to the execution of this Lease by Landlord and at any time  during  the Term of this  Lease  upon ten (10) days  prior  written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any  guarantors of Tenant and financial  statements for the two (2) years prior to the current  financial  statement year for Tenant and any guarantors of Tenant.  Such statements are to be prepared in accordance with generally accepted accounting  principles and, if such is the normal practice of
Tenant, audited by an independent certified public accountant.

                                      -28-

37.   QUIET ENJOYMENT.  Landlord covenants and agrees with Tenant that upon
Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its employees or agents.

38.   MISCELLANEOUS.

(a)  Conflict of Laws.  This Lease shall be  governed  by and  construed  solely pursuant to the laws of the State of California, without giving effect to choice of law principles thereunder.

(b) Successors and Assigns.  Except as otherwise  provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall  inure to the benefit of the parties  hereto and their  respective  heirs, personal  representatives,  successors and assigns.

(c) Professional  Fees and Costs. If either Landlord or Tenant should bring suit against  the other with  respect  to this  Lease,  then all costs and  expenses, including  without  limitation,  actual  professional  fees  and  costs  such as appraisers',  accountants' and attorneys' fees and costs,  incurred by the party which  prevails  in such  action,  whether  by  final  judgment  or out of court settlement,  shall be paid by the other party,  which  obligation on the part of the other party shall be deemed to have accrued on the date of the  commencement of such action and shall be enforceable  whether or not the action is prosecuted to judgment.  As used herein,  attorneys' fees and costs shall include,  without limitation,  attorneys' fees, costs and expenses incurred in connection with any
(i) postjudgment motions; (ii) contempt  proceedings;  (iii) garnishment,  levy, and debtor and third  party  examination;  (iv)  discovery;  and (v)  bankruptcy litigation.

(d) Terms and Headings.  The words  "Landlord" and "Tenant" as used herein shall include  the plural as well as the  singular.  Words used in any gender  include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the  construction  or  interpretation  of any part hereof.

(e) Time.  Time is of the  essence  with  respect  to the  performance  of every provision of this Lease in which time of performance is a factor.

(f) Prior Agreement;  Amendments.  This Lease constitutes and is intended by the parties  to be a  final,  complete  and  exclusive  statement  of  their  entire agreement  with  respect  to the  subject  matter  of  this  Lease.  This  Lease supersedes any and all prior and  contemporaneous  agreements and understandings of any kind  relating  to the subject  matter of this Lease.  There are no other agreements, understandings,  representations,  warranties, or statements, either oral or in  written  form,  concerning  the  subject  matter of this  Lease.  No alteration,  modification,  amendment or  interpretation  of this Lease shall be binding on the parties  unless  contained  in a writing  which is signed by both parties.

(g)  Separability.  The  provisions of this Lease shall be considered  separable such that if any  provision  or part of this  Lease is ever held to be  invalid, void or illegal under any law or ruling, all remaining  provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) Recording.  Neither  Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

(i) Counterparts.  This Lease may be executed in one or more counterparts,  each of which shall constitute an original and all of which shall be one and the same agreement.

(j) Nondisclosure of Lease Terms.  Tenant acknowledges and agrees that the terms of this  Lease  are  confidential  and  constitute  proprietary  information  of
Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants.
Accordingly,  Tenant  agrees  that it, and its  partners,  officers,  directors, employees,  agents  and  attorneys,  shall  not  intentionally  and  voluntarily disclose  the terms  and  conditions  of this  Lease to any  newspaper  or other publication or any other tenant or apparent  prospective  tenant of the Building or other portion of the  Development,  or real estate agent,  either directly or indirectly,  without the prior written consent of Landlord,  provided,  however, that Tenant may disclose the terms to prospective  subtenants or assignees under this Lease.

                                      -29-

(k)  Non-Discrimination.  Tenant  acknowledges and agrees that there shall be no discrimination  against,  or segregation  of, any person,  group of persons,  or entity on the basis of race, color, creed,  religion,  age, sex, marital status,
national  origin,  or  ancestry  in  the  leasing,   subleasing,   transferring,
assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39.   EXECUTION OF LEASE.

(a) Joint and Several  Obligations.  If more than one person executes this Lease as Tenant,  their  execution of this Lease will  constitute  their  covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions,  provisions and agreements of this Lease to be kept,  observed and performed by Tenant,  and
(ii) the term  "Tenant"  as used in this Lease means and  includes  each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension,  expiration,  termination or modification of this Lease,  will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) Tenant as Corporation  or  Partnership.  If Tenant  executes this Lease as a corporation or partnership,  then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California  and that the  individuals  executing this Lease on Tenant's  behalf are duly  authorized  to execute and deliver this
Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on  execution  hereof,  if  requested by Landlord,  and in accordance  with the by-laws of Tenant,  and, in the case of a  partnership,  in accordance  with  the  partnership  agreement  and the most  current  amendments thereto,  if any,  copies of which are to be  delivered to Landlord on execution hereof, if requested by Landlord,  and that this Lease is binding upon Tenant in accordance with its terms.

(c)  Examination of Lease.  Submission of this  instrument by Landlord to Tenant for  examination  or signature by Tenant does not constitute a reservation of or option  for  lease,  and it is not  effective  as a  lease  or  otherwise  until execution by and delivery to both Landlord and Tenant.

IN WITNESS  WHEREOF,  the parties have caused this Lease to be duly  executed by their duly authorized representatives as of the date first above written.

TENANT:                                     LANDLORD:

THE RYLAND GROUP, INC.,                     KILROY REALTY, L.P.,
a Maryland corporation                      a Delaware limited partnership

                                            By:   KILROY REALTY CORPORATION,
By: /s/ Robert J. Cunnion III                     a Maryland corporation
    -------------------------                     Its:  General Partner

  Print Name:  Robert J. Cunnion III
               ---------------------
  Print Title: Senior Vice President        By: /s/ Jeffrey C. Hawken
               ---------------------            --------------------------------

                                            Print Name: Jeffrey C. Hawken
By: /s/ Frank J. Scardina                               ------------------------
    -------------------------
                                            Print Title: Chief Operating Officer
  Print Name:  Frank J. Scardina                         -----------------------
               ---------------------
  Print Title: Senior Vice President
               ---------------------
                                            By:/s/ C. Hugh Greenup
                                               --------------------------------

                                            Print Name: C. Hugh Greenup
                                                        ------------------------

                                            Print Title: Executive Vice-President
                                                         ------------------------

                                      -30-

                                    ADDENDUM

This LEASE ADDENDUM  ("Addendum") is attached to,  incorporated  into and amends and supplements that certain Office Building Lease (the "Lease") entered into as of the _____ day of  December,  1999,  by and between  Kilroy  Realty,  L.P.,  a
Delaware  limited  partnership  ("Landlord"),  and The  Ryland  Group,  Inc.,  a
Maryland corporation ("Tenant").  Landlord and Tenant agree that notwithstanding anything  contained in the Lease to the  contrary,  the Lease as modified by the provisions set forth in this Addendum  represents the full negotiated  agreement of the parties,  and the provisions of this Addendum will be deemed to be a part of the Lease and will  supersede  any contrary or  conflicting  provision in the
Lease and prevail and control for all purposes. This Addendum, together with the
Lease  itself,  and all other  Exhibits,  Riders and  Addenda  attached  thereto represents  the fully  integrated  and binding  agreement  of the  parties.  All references  in the Lease and in this  Addendum to "Lease" are to be construed to mean the Lease as amended and  supplemented by this Addendum.  All terms used in this  Addendum,  unless  specifically  defined in this  Addendum,  have the same meaning as such terms have in the Lease.

1.    BUILDING.  Prior to the Commencement Date, Landlord shall cause the
Building to be constructed pursuant to the specifications attached as
Schedule "1" to the Work Letter Agreement attached hereto as Exhibit "C".

2.    RIGHT OF FIRST OFFER TO LEASE ADDITIONAL SPACE.

(a) Exercise of Right. Provided Tenant is not in default under this Lease at the time Tenant  attempts to exercise  Tenant's  right of First Offer,  Tenant shall have a  continuing  right of first  offer  to  lease  ("Tenant's  Right of First
Offer"), any space in the first (1st) or second (2nd) floors of the Building, to the extent  such space is  available,  or becomes  available  for lease to third parties  after the  expiration  of any existing  lease for such space during the
Lease Term,  including the expiration of all renewal or extension  options,  and after the existing tenant or occupant  vacates such space ("First Offer Space").
Tenant's  Right of First Offer is subject and  subordinate  to the rights of all other  existing  tenants of the  Building  with prior  expansion or lease rights relative to any such First Offer Space.

(b) Tenant Request.  Promptly  following  written request ("Tenant  Request") by
Tenant  (which may not be given more than twice in any twelve  (12)  consecutive month period),  Landlord will give Tenant written notice of the  availability of any First Offer Space and the date the existing  tenant or occupant,  if any, is expected to vacate such space ("Landlord's  Availability  Notice").  Within five
(5) days following delivery of Landlord's  Availability Notice, Tenant will have the right to request from Landlord in writing a written  statement setting forth
the  basic  economic   terms,   including,   but  not  limited  to,   Landlord's
determination of the Monthly Base Rent, tenant  improvement  allowance,  if any, and all  other  economic  terms  and  conditions  (collectively,  the  "Economic
Terms"),  upon which  Landlord is willing to lease the First Offer Space desired by  Tenant,  either to Tenant or to a third  party.  Such  Economic  Terms  will represent Landlord's reasonable determination of the fair market rental rate for such First Offer Space. Such fair market rental rate will mean the annual amount per rentable square foot,  projected during the relevant period, that a willing, comparable,  non-equity tenant (excluding sublease and assignment  transactions)
would pay, and a willing,  comparable landlord of a comparable Class "A" quality office  building  located in the Calabasas  area would  accept,  at arm's length
(what  Landlord is  accepting  in current  transactions  for the Building may be considered),  for space of  comparable  size,  quality  and floor  height as the leased  area at issue  taking into  account  the age,  quality and layout of the existing  improvements in the leased area at issue and taking into account items that professional real estate brokers customarily consider,  including,  but not limited to,  rental  rates,  office  space  availability,  tenant  size,  tenant improvement allowances,  operating expenses and allowance, parking charges, free rent,  reduced  rent,  free  parking,  reduced  parking,  and  any  other  lease concessions, if any, then being charged or granted by Landlord or the lessors of such similar office buildings.

(c)  Within ten (10)  business  days after  receipt of the  Economic  Terms from
Landlord,  Tenant must give  Landlord  written  notice  pursuant to which Tenant shall elect to either: (i) lease such First Offer Space upon such Economic Terms and the same  non-Economic  Terms as set forth in the Lease with  respect to the
Premises;  (ii) refuse to lease such First  Offer  Space,  specifying  that such refusal is not based upon the Economic Terms, but upon Tenant's lack of need for such First Offer Space, in which event Landlord may at any time thereafter lease such First Offer Space to any party upon any terms Landlord  deems  appropriate;
or (iii) refuse to lease the First Offer Space,  specifying that such refusal is based upon the Economic  Terms,  in which event Tenant will also specify revised
Economic  Terms upon which  Tenant is  willing to lease such First  Offer  Space
(provided that Tenant may not specify a different lease term for the First Offer
Space). Tenant's failure to timely choose either clause 2(c)(i), clause 2(c)(ii)
or  clause  2(c)(iii)  above  will be  deemed  to be  Tenant's  choice of clause
2(c)(ii) above.

                                    ADDENDUM
                                      -1-

(d) If Tenant gives Landlord notice pursuant to clause 2(c)(iii) above, Landlord may elect,  within five (5) days  following  receipt of such notice from Tenant, either to: (i) lease such First Offer Space to Tenant upon such revised Economic
Terms proposed by Tenant,  and the same other non-Economic Terms as set forth in this Lease;  or (ii) lease the First Offer Space at any time  thereafter  to any third party upon terms which are not substantially  more favorable to said party than the Economic Terms originally  proposed by Landlord.  Landlord's failure to timely choose either clause  2(d)(i) or clause  2(d)(ii) above will be deemed to be Landlord's choice of clause 2(d)(ii) above.

(e) If Tenant chooses (or is deemed to have chosen) clause 2(c)(ii) above, or if
Landlord  chooses (or is deemed to have chosen) clause 2(d)(ii) above,  Tenant's
Right to Lease any First  Offer  Space will be null and void until  Tenant  once again  validly  delivers  to  Landlord a Tenant  Request,  in which  event,  the procedures and sequences set forth above will be followed.  If Tenant  exercises its  Right  of  First  Offer as  provided  herein,  the  parties  will  promptly thereafter execute an amendment to the Lease to include the First Offer Space in the Premises and to document the lease terms thereof.

3. BENEFICIAL  OCCUPANCY.  Notwithstanding the provisions of the Lease regarding the payment of Monthly Base Rent,  Landlord hereby agrees that Tenant shall have the  beneficial  use of the Premises  with a fifty  percent  (50%)  abatement of
Monthly  Base  Rent for a period  of one  hundred  twenty  (120)  days  from the
Commencement Date (the "Beneficial Occupancy Period"); provided, however, in the event that Tenant  defaults  under the terms of the Lease at any time during the
Term of the Lease, and such default remains uncured  following the expiration of any applicable  curative  periods under the Lease,  all such abated Monthly Base
Rent for the  Beneficial  Occupancy  Period  shall  become  immediately  due and payable by Tenant to Landlord.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the day and year of execution of the Lease.

TENANT:                                     LANDLORD:

THE RYLAND GROUP, INC.,                     KILROY REALTY, L.P.,
a Maryland corporation                      a Delaware limited partnership

                                            By:   KILROY REALTY CORPORATION,
By: /s/ Robert J. Cunnion III                     a Maryland corporation
    -------------------------                     Its:  General Partner

  Print Name:  Robert J. Cunnion III
               ---------------------
  Print Title: Senior Vice President        By: /s/ Jeffrey C. Hawken
               ---------------------            --------------------------------

                                            Print Name: Jeffrey C. Hawken
By: /s/ Frank J. Scardina                               ------------------------
    -------------------------
                                            Print Title: Chief Operating Officer
  Print Name:  Frank J. Scardina                         -----------------------
               ---------------------
  Print Title: Senior Vice President
               ---------------------
                                            By:/s/ C. Hugh Greenup
                                               --------------------------------

                                            Print Name: C. Hugh Greenup
                                                        ------------------------

                                            Print Title: Executive Vice-President
                                                         ------------------------

                                    ADDENDUM
                                      -2-

                             EXHIBIT "A-1" SITE PLAN

                 [Legend to Calabasas Park Centre Parking here]

                                 EXHIBIT "A-1"

                             EXHIBIT "A-1" SITE PLAN

                                [Site Plan here]

                                 EXHIBIT "A-1"

                EXHIBIT "A-II" OUTLINE OF FLOOR PLAN OF PREMISES

                    [Outline of Floor Plan of Premises here]

                                 EXHIBIT "A-II"

                  RENTABLE SQUARE FEET AND USABLE SQUARE FEET

1. The term  "Rentable  Square  Feet" as used in the  Lease  will be  deemed  to include:  (a) with  respect to the  Premises,  the usable  area of the  Premises determined  in  accordance  with the Method for  Measuring  Floor Area in Office
Buildings, ANSI Z65.1-1996 (the "BOMA Standard"), plus a pro rata portion of the main lobby area on the ground floor and all elevator  machine rooms,  electrical and telephone  equipment rooms and mail delivery facilities and other areas used by all tenants of the Building,  if any, plus (i) for single tenancy floors, all the  area  covered  by  the  elevator  lobbies,  corridors,  special  stairways, restrooms,  mechanical  rooms,  electrical  rooms and telephone  closets on such floors,  or (ii) for multiple  tenancy floors,  a pro-rata portion of all of the area covered by the elevator lobbies, corridors,  special stairways,  restrooms, mechanical rooms,  electrical rooms and telephone closets on such floor; and (b)
with  respect to the  Building,  the total  rentable  area for all floors in the
Building  computed in accordance with the provisions of subparagraph 1(a) above.
In calculating the "Rentable  Square Feet" of the Premises or the Building,  the
area contained  within the exterior walls of the Building  stairs,  fire towers, vertical ducts, elevator shafts, flues, vents, stacks and major pipe shafts will be excluded.

2. The term  "Usable  Square  Feet" as used in Exhibit  "C" with  respect to the
Premises will be deemed to include the usable area of the Premises as determined in accordance with the BOMA Standard.

3. For purposes of establishing Tenant's Percentage,  Tenant's Operating Expense
Allowance,  and  Monthly  Base Rent as shown in  Paragraph  1 of the Lease,  the number of Rentable  Square Feet of the  Premises is deemed to be as set forth in subparagraph  1(g) of the Lease,  and the number of Rentable  Square Feet of the
Building  is deemed to be as set forth in  subparagraph  1(f) of the Lease.  For purposes  of  establishing  the amount of the Tenant  Improvement  Allowance  in
Exhibit "C", the number of Usable Square Feet of the Premises is deemed to be as set  forth  in  subparagraph  1(g).  Following  the  completion  of the  "Tenant
Improvement  Work" (as defined in the Work  Letter  Agreement),  Landlord  shall cause  Landlord's  architect to determine the actual  number of Rentable  Square
Feet of the Premises,  and the Building,  and the actual number of Usable Square
Feet of the  Premises  respectively,  based  upon  the  criteria  set  forth  in
Paragraph 1 and Paragraph 2 above, and thereupon  Tenant's  Percentage,  Monthly
Base Rent and the Tenant Improvement Allowance will be adjusted accordingly.

                                  EXHIBIT "B"
                                      -1-

                              WORK LETTER AGREEMENT

                                   [ALLOWANCE]

This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the___ day of ___________, 1999 by and between Kilroy Realty, L.P., a
Delaware limited partnership ("Landlord"), and The Ryland Group, Inc., a
Maryland corporation ("Tenant").

                               R E C I T A L S :
                               - - - - - - - -

      A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into that certain  Office  Building  Lease (the "Lease")
covering  certain  premises  (the  "Premises")  more  particularly  described in
Exhibit "A"  attached to the Lease.  All terms not defined  herein have the same meaning as set forth in the Lease. To the extent  applicable,  the provisions of the Lease are incorporated herein by this reference.

      B.   In order to induce Tenant to enter into the Lease, Landlord and
Tenant hereby agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

      1.  BASE  BUILDING;  TENANT  IMPROVEMENTS.  The  Base  Building  shall  be completed  by  Landlord  in  accordance  with the  specifications  set  forth in
Schedule "1" attached  hereto,  on or before the date shown on the Work Schedule attached hereto as Schedule "2",  subject to Force Majeure Delays and any Tenant
Delays,  and in accordance  with the Work Schedule  described in Paragraph 2. As used in the Lease and this Work Letter Agreement, the term "Tenant Improvements"
or "Tenant  Improvement  Work" means those items of general  tenant  improvement construction shown on the Final Plans (described in Paragraph 4 below).

      2. WORK  SCHEDULE.  Attached  hereto as Schedule "2" is a schedule  ("Work
Schedule") which will set forth the timetable for the planning and completion of the installation of the Base Building and Tenant Improvements. The Work Schedule
will set forth each of the various  items of work to be done by Landlord for the completion of the Base Building and shall further  provide for the various items to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant  Improvements.  The Work Schedule will become the basis for  completing  the Base  Building and the Tenant  Improvements.  All plans and drawings required by this Work Letter Agreement and all work performed  pursuant thereto are to be prepared and performed in accordance with the Work Schedule.

     3.  CONSTRUCTION  REPRESENTATIVES.  Landlord  hereby appoints the following person(s) as Landlord's representative ("Landlord's  Representative") to act for
Landlord in all matters covered by this Work Letter Agreement: Stephen Stock.

      Tenant hereby appoints the following person(s) as Tenant's  representative
("Tenant's  Representative")  to act for Tenant in all  matters  covered by this
Work Letter Agreement: Maggie Mandel.

      All communications with respect to the matters covered by this Work Letter
Agreement   are  to  be   made  to   Landlord's   Representative   or   Tenant's
Representative,  as the case may be, in  writing in  compliance  with the notice provisions of the Lease.  Either party may change its representative  under this
Work  Letter  Agreement  at any time by  written  notice to the  other  party in compliance with the notice provisions of the Lease.

      4.   TENANT IMPROVEMENT PLANS

           (a) Preparation of Space Plans. In accordance with the Work Schedule,
      Tenant  agrees to meet with Tenant's  architect  and/or space planner (the
      "Tenant's  Architect") for the purpose of promptly  preparing  preliminary space plans for the layout of Premises  ("Space  Plans").  The Space Plans are to be  sufficient to convey the  architectural  design of the Premises and layout of the Tenant  Improvements  therein and are to be submitted to
      Landlord in accordance with the Work Schedule for Landlord's approval.  If
      Landlord  reasonably  disapproves any aspect of the Space Plans,  Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule.  Tenant will then submit to Landlord for Landlord's approval,  in accordance with the Work Schedule, a redesign of the Space Plans  incorporating  the  revisions  reasonably  required by
      Landlord.

                                  EXHIBIT "C"
                                      -1-

           (b)  Preparation  of Final Plans.  Based on the approved Space Plans, and in accordance with the Work Schedule,  Tenant's Architect will prepare and complete architectural plans, drawings and specifications and complete engineered mechanical,  structural and electrical working drawings for all of the Tenant  Improvements  for the  Premises  (collectively,  the "Final
      Plans").  The  Final  Plans  will  show:  (a) the  subdivision  (including partitions  and  walls),  layout,  lighting,  finish and  decoration  work
      (including carpeting and other floor coverings) for the Premises;  (b) all internal and external  communications  and utility  facilities  which will require conduiting or other improvements from the Base Building shell work and/or  within  common  areas;  and (c) all other  specifications  for the
      Tenant  Improvements.  The Final Plans will be  submitted  to Landlord for signature to confirm  that they are  consistent  with the Space Plans.  If
      Landlord reasonably disapproves any aspect of the Final Plans based on any inconsistency  with the Space Plans,  Landlord  agrees to advise Tenant in writing of such disapproval and the reasons therefor within the time frame set forth in the Work  Schedule.  In  accordance  with the Work  Schedule,
      Tenant will then cause  Tenant's  Architect  to  redesign  the Final Plans incorporating the revisions reasonably requested by Landlord so as to make the Final Plans consistent with the Space Plans.

           (c)  Requirements of Tenant's Final Plans.  Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans,  will: (i) be compatible  with the Base Building and with the design,  construction and equipment of the Building;  (ii) if not comprised of the Landlord's Building standards set forth those certain
      Outline  Specifications  for Calabasas  Park Centre dated January 29, 1999
      (the  "Standards"),  then compatible with and of at least equal quality as the Standards and approved by Landlord;  (iii) comply with all  applicable laws,  ordinances,  rules and regulations of all governmental  authorities having jurisdiction,  and all applicable insurance  regulations;  (iv) not require  Building  service  beyond the level  normally  provided  to other tenants in the Building and will not overload the Building floors; and (v)
      be of a nature and  quality  consistent  with the  overall  objectives  of
      Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

           (d)  Submittal of Final Plans.  Once approved by Landlord and Tenant,
      Tenant's  Architect  will  submit  the  Final  Plans  to  the  appropriate governmental  agencies  for plan  checking  and the issuance of a building permit.  Tenant's  architect,  with  Tenant's  cooperation,  will make any changes  to  the  Final  Plans  which  are  requested  by  the  applicable governmental  authorities to obtain the building permit. After approval of the Final Plans no further  changes may be made without the prior  written approval of both  Landlord  and Tenant.  Tenant shall pay any excess costs resulting from the design and/or construction of such changes.

           (e) Changes to Shell of Building. If the Final Plans or any amendment thereof or supplement  thereto shall require changes in the Base Building, the  increased  cost of the Base Building work caused by such changes will be paid for by Tenant or charged  against  the  "Allowance"  described  in
      Paragraph 5 below.

           (f) Work Cost Estimate and Statement.  Prior to the  commencement  of construction of any of the Tenant  Improvements  shown on the Final Plans,
      Tenant will submit to Landlord a written  estimate of the cost to complete the Tenant  Improvement  Work, which written estimate will be based on the
      Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the  Premises  are  located  and  based on the  lowest  bid  submitted  by reputable tenant improvement contractors selected by Tenant and reasonably approved by Landlord (the "Work Cost  Estimate").  Submission and approval of the  Work  Cost  Estimate  will  proceed  in  accordance  with the Work
      Schedule.  Upon  Landlord's  approval  of the  Work  Cost  Estimate  (such approved  Work Cost  Estimate  to be  hereinafter  known as the "Work Cost
      Statement"),  Tenant  will have the  right to  purchase  materials  and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph 6 hereof.  If the total costs  reflected in the Work
      Cost Statement exceed the Allowance described in Paragraph 5 below, Tenant agrees to pay such  excess to Tenant's  Contractor  (defined  below).  The contractor selected by Landlord and Tenant through the competitive bidding process is referred to herein as "Tenant's  Contractor".  Tenant's written construction  agreement  with  Tenant's  Contractor  shall be  subject  to
      Landlord's prior review and approval.

                                   EXHIBIT "C"
                                       -2-

      5.   PAYMENT FOR THE TENANT IMPROVEMENTS

           (a) Allowance.  Landlord hereby grants to Tenant a tenant improvement allowance  of  Thirty-Five  Dollars  ($35) per Usable  Square  Foot of the
      Premises  (the  "Allowance").  The  Allowance  shall be paid to  Tenant in accordance  with  Paragraph 12 below and the  Allowance is to be used only for:

                (i)  Payment of the cost of  preparing  the Space  Plans and the
           Final  Plans,   including   mechanical,   electrical,   plumbing  and
           structural  drawings and of all other  aspects  necessary to complete the Final Plans.

                (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

                (iii)Construction of the Tenant Improvements, including, without limitation, the following:

                     (aa) Installation  within the Premises of all partitioning, doors, floor coverings,  ceilings,  wall coverings and painting, millwork and similar items;

                     (bb) All electrical wiring, lighting fixtures, outlets
                and switches, and other electrical work necessary for the
                Premises;

                     (cc) The  furnishing  and  installation  of all duct  work, terminal  boxes,  diffusers  and  accessories  necessary for the heating,  ventilation  and air  conditioning  systems within the
                Premises,  including  the  cost of  meter  and key  control  for after-hour air conditioning;

                     (dd) Any additional  improvements to the Premises  required for Tenant's use of the Premises including,  but not limited to, odor control, special heating, ventilation and air conditioning,
                noise  or  vibration   control  or  other  special   systems  or
                improvements;

                     (ee) All fire and life safety control  systems such as fire walls, sprinklers,  halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                     (ff) All plumbing, fixtures, pipes and accessories
                necessary for the Premises;

                     (gg) Testing and inspection costs; and

                     (hh) Fees for  Landlord's  supervising of the completion of the Tenant Improvement Work in the amount of one and one-half (1
                1/2%) of the  Allowance,  and the cost and fees of the  Tenant's
                Contractor  including,  but  not  limited  to,  fees  and  costs attributable  to  general  conditions.  Tenant  may  secure  the representation of third party professionals (whose fees shall be deducted from the  Allowance)  to assist with project  planning,
                construction    management,    coordination    of    third-party
                professionals and design. Parking,  utilities and other building services shall not be charged during  Tenant's  construction  of the  Tenant  Improvements  or during  the  Beneficial  Occupancy
                Period (as defined in Paragraph 7 of the Addendum to the Lease).

                                  EXHIBIT "C"
                                       -3-

           (b) Excess Costs.  The cost of each item referenced in Paragraph 5(a)
      above shall be charged against the Allowance. If the Work Cost exceeds the
      Allowance, Tenant agrees to timely pay to Tenant's Contractor such excess.
      In no event  will the  Allowance  be used to pay for  Tenant's  furniture, artifacts,  equipment,  telephone  systems or any other  item of  personal property which is not affixed to the Premises.

           (c)  Changes.  If,  after the Final Plans have been  prepared and the
      Work Cost Statement has been  established,  Tenant requires any changes or substitutions  to the Final Plans,  any additional  costs related  thereto including  fees  for  Tenant's  Contractor  are to be  paid by  Tenant  to
      Tenant's  Contractor  prior to the  commencement  of  construction  of the changed or substituted Tenant Improvements. Any changes to the Final Plans will be subject to the review and  approval of Landlord  and Tenant in the manner set forth in Paragraph 4 above and will, if necessary,  require the
      Work Cost  Statement  to be revised and agreed upon  between  Landlord and
      Tenant in the manner set forth in subparagraph  4(f) above.  Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the  change  would  unreasonably  delay  construction  of the Tenant
      Improvements  and the  Commencement  Date of the  Lease.  Landlord  hereby agrees to respond to Tenant's  request for changes or substitutions to the
      Final Plans  within five (5)  business  days of Tenant's  written  request therefor.

           (d)  Governmental  Cost  Increases.  If  increases in the cost of the
      Tenant  Improvements  as set forth in the Work Cost  Statement  are due to requirements of any governmental  agency,  Tenant agrees to pay the amount of such increase; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

           (e) Unused  Allowance  Amounts.  Any unused  portion of the Allowance upon completion of the Tenant  Improvements will not be refunded to Tenant or be available to Tenant as a credit  against any  obligations  of Tenant under the Lease  unless  Tenant has paid for excess  costs as described in subparagraphs  5(b), 5(c) or 5(d), in which case the unused  Allowance may be applied toward such excess cost amounts and paid to Tenant.

           (f) Additional  Payment By Landlord.  In addition to the  "Allowance"
      Landlord shall  reimburse  Tenant for reasonable  out-of-pocket  costs and expenses incurred by Tenant directly in connection with the preparation of the Space Plans, including but not limited to, any preliminary space plans for the  Premises  Tenant may have  caused to be  professionally  prepared prior to execution of the Lease; provided, however, Tenant must deliver to
      Landlord  written  evidence  of such costs and  expenses no later than the
      Commencement  Date and provided further that, in no event shall Landlord's obligation to reimburse  Tenant exceed Ten One Hundredths  Dollars ($0.10)
      per Usable Square Foot of the Premises.

      6.  CONSTRUCTION  OF  TENANT  IMPROVEMENTS.  In  accordance  with the Work
Schedule,  Tenant's  Contractor  will commence and  diligently  proceed with the construction of the Tenant Improvements,  subject to Tenant Delays (as described in  Paragraph 9 below) and Force  Majeure  Delays (as  described in Paragraph 10 below).  Tenant shall cause Tenant's  Contractor to coordinate at all times with
Landlord's  Contractor  with  respect to the  completion  of the Base  Building.
Tenant or Tenant's Contractor's failure to do so shall constitute a Tenant Delay for purposes of Paragraph 9 hereinbelow.

      7.  DELIVERY OF MATERIALS TO THE PREMISES;  UTILITIES.  Tenant shall cause
Tenant's Contractor to deliver construction materials to the Premises located on the fourth (4th) floor through the Building  windows which shall be "popped out"
by Landlord's contractor. Construction materials for the Premises located on the first  (1st)  floor shall be  delivered  through the back door of the  Building.
Tenant hereby  acknowledges  that Tenant shall be required to provide  temporary restroom  facilities,  and temporary  power for the  construction  of the Tenant
Improvements, at Tenant's sole cost and expense.

                                   EXHIBIT "C"
                                       -4-

      8.   COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION

           (a)  Commencement  Date.  The Term of the Lease will  commence on the date (the "Commencement  Date") which is the earlier of: (i) July 1, 2000;
      (ii) the date Tenant moves into the Premises to commence  operation of its business  in all or any  portion  of the  Premises;  or (iii) the date the
      Tenant  Improvements  have  been  "substantially  completed"  (as  defined below). If substantial completion of the Tenant Improvements is delayed as a result of  Landlord's  failure to deliver the  Premises on or before the date set forth in the Work  Schedule  (other  than by reason of any Tenant
      Delays),  then the Commencement Date as otherwise  established pursuant to subparagraph  8(a)(i)  will  be  extended  by the  number  of days of such delays.  Notwithstanding the foregoing, the Commencement Date shall not be deemed to have occurred  until all parking areas to be made  available for
      Tenant's use as of the  Commencement  Date,  have been  completed  and all landscaping  required  for the  issuance  of a  temporary  Certificate  of
      Occupancy  or  equivalent  approval  from the local  government  authority permitting Tenant's occupancy of the Premises shall have been completed.

           (b) Substantial Completion;  Punch-List. For purposes of subparagraph
      8(a) above, the Tenant  Improvements  will be deemed to be  "substantially completed" when Tenant's  Contractor  certifies in writing to Landlord and
      Tenant  that : (a)  Tenant  has  reasonable  access to the  Premises;  (b)
      Tenant's  Contractor  has  substantially   performed  all  of  the  Tenant
      Improvement Work required to be performed by Tenant under this Work Letter
      Agreement,  other than  decoration and minor  "punch-list"  type items and adjustments  which do not materially  interfere with Tenant's access to or use of the Premises; and (c) a temporary certificate of occupancy or other
      required  equivalent  approval  from  the  local  governmental   authority
      permitting   occupancy  of  the   Premises   has  been  issued.   Tenant's
      construction  contract with  Tenant's  Contractor  shall require  Tenant's
      Contractor  to timely issue the foregoing  certification.  Within ten (10)
      days after receipt of such certificate from Tenant's Contractor,  Landlord and Tenant will conduct a  walk-through  inspection  of the Premises  with
      Tenant's   Contractor  and  provide  to  Tenant's   Contractor  a  written
      punch-list  specifying  those  decoration and other punch-list items which require  completion,  which  items  Tenant's  Contractor  will  thereafter diligently complete.

           (c) Delivery of Possession.  Landlord agrees to deliver possession of the  Premises to Tenant to permit  Tenant's  Contractor  to  commence  the construction  of the  Tenant  Improvements  in  accordance  with  the Work
      Schedule  attached hereto as "Schedule 2", subject to Force Majeure Delays
      (not to exceed one hundred  eighty (180) days) and any Tenant  Delays.  On the date that the Premises shall be delivered to Tenant's Contractor,  the
      Building shall be closed in and secured.

      9. TENANT  DELAYS.  For  purposes of this Work Letter  Agreement,  "Tenant
Delays" means any delay in the completion of the Tenant  Improvements  resulting from  any or all of the  following:  (a)  Tenant's  failure  or the  failure  of
Tenant's  Architect  or  Tenant's  Contractor  to  timely  perform  any of their respective  obligations  pursuant to this Work Letter  Agreement,  including any failure to complete,  on or before the due date therefor,  any action item which is Tenant's  responsibility  pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement;  (b) Tenant's changes to Space
Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials,  finishes,  or installations which are not readily available or which are incompatible  with the Standards;  (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act or failure to act by Tenant,  Tenant's  employees,  agents,  Tenant's  Architect,  Tenant's
Contractor,  independent  contractors,   consultants  and/or  any  other  person
performing or required to perform services on behalf of Tenant.

      10. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "Force Majeure
Delays" means any actual delay in the  construction of the Tenant  Improvements, which is beyond the  reasonable  control of Landlord or Tenant,  as the case may be, as described in Paragraph 33 of the Lease.

                                   EXHIBIT "C"
                                       -5-

      11.  OTHER CONSTRUCTION PROVISIONS.

           (a)  Compliance  With  Paragraph  13.  Tenant  shall  comply with the applicable  provisions  of Paragraph 13 of the Lease which do not conflict with this Work Letter Agreement, as if the Tenant Improvement Work were an
      "Alteration"  under  Paragraph 13 of the Lease,  including but not limited to, contractor's insurance requirements and lien-free work requirements.

           (b) Good and  Workmanlike  Construction.  Tenant  shall  use its best efforts to cause the Tenant  Improvement  Work to be constructed in a good and workmanlike manner in substantial conformity with the Final Plans, and in substantial compliance with all applicable laws, regulations,  building codes and governmental orders pertaining thereto.

           (c)  Entry For Inspection.  At all times during the course of constructing the Tenant Improvement Work, Landlord shall have the right to enter the Premises to inspect Tenant's construction activities.

           (d)  Indemnity.  Tenant hereby  indemnifies  and agrees to defend and hold  Landlord  harmless  from  and  against  any and all  suits,  claims, actions, losses, costs or expenses of any nature whatsoever, together with reasonable  attorneys' fees for counsel of Landlord's choice,  arising out of or in connection with the Tenant Improvement Work or the performance of the Tenant  Improvement  Work  (including,  but not limited to, claims for breach of warranty, personal injury or property damage).

           (e) Defects.  Landlord  shall have no  responsibility  for the Tenant
      Improvement Work and Tenant will remedy,  at Tenant's own expense,  and be responsible for any and all defects in the Tenant Improvement Work whether the same shall affect the Tenant  Improvement  Work in  particular  or any parts of the Building in general.

           (f) No  Interference.  All of Tenant's  contractors,  subcontractors, employees,  servants  and agents  must work in harmony  with and shall not interfere with any labor employed by Landlord,  or Landlord's  contractors with respect to any portion of the Building.

      12. DISBURSEMENT OF ALLOWANCE. Provided Tenant is not in default under the
Lease,  Landlord shall disburse the Allowance (or the unexpended  portion of the
Allowance as of the date of this  Amendment),  to Tenant to reimburse Tenant for the actual Tenant  Improvement  Work Cost which Tenant incurs in connection with the construction of the Tenant Improvements in accordance with the following:

           (a) Initial Disbursements. Ninety percent (90%) of the portion of the
      Allowance requested in the Draw Request (defined below) shall be disbursed to Tenant not more  frequently than monthly when Landlord has received the following "Evidence of Completion and Payment":

                (i) Tenant has  delivered  to  Landlord  a draw  request  ("Draw
           Request") in a form  satisfactory  to Landlord and Landlord's  lender with respect to the Tenant Improvements specifying that the requisite portion of the Tenant  Improvement Work has been completed,  together with invoices,  receipts and bills  evidencing the costs and expenses set forth in such Draw  Request and evidence of payment by Tenant for
           all  costs  which  are  payable  in   connection   with  such  Tenant
           Improvement Work covered by the Draw Request.  The Draw Request shall constitute  a  representation  by Tenant that the Tenant  Improvement
           Work identified  therein has been completed in a good and workmanlike manner and in  accordance  with the Final Plans and the Work Schedule and has been paid for;

                (ii) The architect for the Tenant  Improvements has certified to
           Landlord  that the Tenant  Improvements  have been  completed  to the level  indicated  in the Draw  Request in  accordance  with the Final
           Plans;

                (iii)Tenant  has  delivered to Landlord  such other  evidence of
           Tenant's payment of Tenant's  contractor and  subcontractors  for the portions of the Tenant  Improvement  Work covered by the Draw Request and the absence of any liens generated by such portions of the Tenant
           Improvement  Work  as may  be  required  by  Landlord  (i.e.,  either unconditional  lien releases in accordance with California Civil Code
           Section 3262 or release bond(s) in accordance  with California  Civil
           Code Sections 3143 and 3171);

                                   EXHIBIT "C"
                                       -6-

                (iv)   Landlord  or   Landlord's   architect   or   construction
           representative  has inspected the Tenant  Improvements and determined that the  portion  of Tenant  Improvement  Work  covered  by the Draw
           Request has been completed in a good and workmanlike manner;

           (b) Final Disbursement.  The final disbursement of the balance of the
      Allowance  shall be  disbursed  to Tenant only when  Landlord has received
      Evidence of Completion and Payment as to all of Tenant Improvement Work as
      provided hereinabove and the following conditions have been satisfied:

                (i)  Thirty-five  (35) days shall  have  elapsed  following  the filing of a valid  notice of  completion  by  Tenant  for the  Tenant
           Improvements,   or  Tenant   shall   have   delivered   to   Landlord
           unconditional   lien  releases  from  Tenant's   Contractor  and  all
           subcontractors,  satisfactory  to cause  Landlord's  title  insurance company to deliver an endorsement to Landlord's  owner's title policy insuring  against the existence of any mechanics'  liens arising from the completion of the Tenant Improvement Work;

                (ii) A certificate of occupancy for the Tenant  Improvements and the Premises has been issued by the appropriate governmental body and such certificate of occupancy is in Landlord's possession;

                (iii)Tenant shall have delivered to Landlord one set of
           reproducible "As Built" plans for the Tenant Improvements;

                (iv) Tenant shall have  accepted  possession of the Premises and commenced business  operations in the Premises in accordance with the provisions of the Lease; and

                (v) The  satisfaction  of any other  requirements  or conditions which may be required or imposed by Landlord's lender with respect to the construction of the Tenant Improvements.

           (c)  Excess Costs.  All Work Costs in excess of the Allowance shall be paid by Tenant.

                                   EXHIBIT "C"
                                       -7-

IN WITNESS  WHEREOF,  the undersigned  Landlord and Tenant have caused this Work
Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                                     LANDLORD:

THE RYLAND GROUP, INC.,                     KILROY REALTY, L.P.,
a Maryland corporation                      a Delaware limited partnership

                                            By:   KILROY REALTY CORPORATION,
By: /s/ Robert J. Cunnion III                     a Maryland corporation
    -------------------------                     Its:  General Partner

  Print Name:  Robert J. Cunnion III
               ---------------------
  Print Title: Senior Vice President        By: /s/ Jeffrey C. Hawken
               ---------------------            --------------------------------

                                            Print Name: Jeffrey C. Hawken
By: /s/ Frank J. Scardina                               ------------------------
    -------------------------
                                            Print Title: Chief Operating Officer
  Print Name:  Frank J. Scardina                         -----------------------
               ---------------------
  Print Title: Senior Vice President
               ---------------------
                                            By:/s/ C. Hugh Greenup
                                               --------------------------------

                                            Print Name: C. Hugh Greenup
                                                        ------------------------

                                            Print Title: Executive Vice-President
                                                         ------------------------

                                   EXHIBIT "C"
                                       -8-

                                  SCHEDULE "1"

                          DESCRIPTION OF BASE BUILDING

The following is a description of the Base  Improvements  for the Premises.  Any
items not  specifically  identified  are intended to be included with the Tenant
Improvements.

The  Building  shall be a four (4) story steel frame  building  with an exterior finish  insulation  system (EFIS)  providing a combination  of "punched"  window openings  and  synthetic or lime  plaster  stucco wall to include the  following items:

1)  Completed men's and women's restrooms to include full height ceramic tile on wet walls and complete tile on the entire floor with a floor drain that will coordinate  with  tenant's  finish plans.  The restrooms  shall contain high quality fixtures and mirrors,  adequately sized, the countertops shall be of man-made stone"  material  provided at Landlord's  expense.  Restrooms shall conform  to all  applicable  code  requirements  and  shall  include  toilet partitions,  accessories (waste paper receptacles, toilet paper dispensers).
    All restroom signage required by applicable building codes shall be provided at Landlord's  expense.  To the extent  Tenant  elects to up-grade  restroom countertop  material,  Tenant shall receive a credit to the Allowance in the amount of the cost  attributable  to the Base Building  restroom  countertop material.

2)  Completed  telephone/electrical  closets on each floor,  properly vented and lighted.  Tenant's  telephone and  communication  equipment to be located in
    Tenant's  lease  space.  Provisions  for fiber optic  cable  brought to main building  telephone  room with  distribution  by Tenant.  Tenant  electrical panels will be located on each floor with  distribution to Tenant's space by
    Tenant.

3)  Completed and painted stairwells to include any required lighting, excluding exit lighting within the Premises.

4)  Completed  package  variable  volume  mechanical  system  on the roof of the
    Building,  properly  installed with all  electrical and plumbing  completed, noise and vibration  attenuated cooling capacity of approximately  three (3)
    tons of  refrigeration  for every 1,000 rentable square feet in the Building which  will  enable  the  inside  temperature  to  be  consistent  with  the mechanical design. The roof shall be penetrated with supply and return ducts
    (properly  insulated  with sound boots or other  methods  where  required to attenuate  noise and  vibration)  and the main supply duct installed on each floor in the building shell.

5)  The main  building  lobby shall be complete and finished  with stone or tile floor, fabric wall covering and drywall ceiling with downlights.

6)  The  core  and  stairwell  vestibules  and the  elevator  lobbies  shall  be sheet-rocked  throughout  the  Building.  All  sheet-rock  shall be properly taped, mudded,  sanded to a smooth finish, paint ready. The perimeter of the inside exterior walls shall have completed  studs with insulation  installed prior to Tenant  Improvements  at Landlord's  expense.  Interior  columns in lease space will be left exposed.  Required  corridor walls will be finished on corridor side only. 1/2 the cost of corridor and demising partitions will be charged against the Allowance.

7)  All floors  shall be delivered  finished  smooth (wall to wall) and shall be flat  to a level  of  one-quarter  (1/4)  inch  over  ten  (10)  feet in any direction  (noncumulative).  The  floors  shall  be ready  to  accept  floor covering, with only minor floor-floating required.

8)  The Premises  shall be provided  with  pagers,  smoke  detectors,  sprinkler risers,  mainlines,  branch  lines and heads as  required by local codes for unoccupied  space.  The cost of any  modifications  to base system  shall be deducted from the Tenant Improvement Allowance.

9)  An electrical system shall be properly installed in each Building using high quality  components of between 1600 and 3000 amps,  480/277 volt, 3 phase, 4 wire  service  located  in  properly  completed  electrical  rooms.  Primary electrical  service to the Building  shall be  installed  and wired with pad mounted  transformer  in an  acceptable  location.  Adequate  power shall be transformed  for house  power (to  include  but not be limited  to  exterior lighting, landscaping controls, parking lot lighting, etc.)

                                  SCHEDULE "1"
                                       to
                                  EXHIBIT "C"
                                      -1-

10) The loading  capacity of all "upper"  floors shall be a minimum live load of eighty (80)  pounds per square  foot and a minimum  dead load of twenty (20)
    pounds per square foot.

11) A  minimum  of two (2),  four (4) inch  empty  conduits  shall be  installed between the Building and the  adjacent  building to be developed  within the
    Development, for future voice and data communication connections.

12) Three (3) elevators of adequate size and capacity to serve the building will be provided to service all four (4) floors.

                                  SCHEDULE "1"
                                       to
                                  EXHIBIT "C"
                                      -2-

                                  Schedule "2"

                                  WORK SCHEDULE

Preparation  and  approval  of the Space  Plans,  Final  Plans and the Work Cost
Statement shall proceed as indicated below.

                ACTION           RESPONSIBILITY       DUE DATE
                ------           --------------       --------

(i)    Submission of the Space       Tenant        30 days after
       Plans                                      Lease execution

(ii)   Delivery of written          Landlord      3 days after (i)
       notice approving or
       disapproving Space Plans

(iii)  Submission, if                Tenant      5 days after (ii)
       necessary, of redesign
       of Space Plans

(iv)   Delivery of written          Landlord     1 day after (iii)
       notice of final approval
       of Space Plans (if (iii)
       is necessary)

(v)    Submission of Final           Tenant      35 days after (iv)
       Plans to Landlord

(vi)   Delivery of written          Landlord      3 days after (v)
       notice approving or
       disapproving Final Plans

(vii)  Submission, if                Tenant      5 days after (vi)
       necessary, of redesign
       of Final Plans

(viii) Delivery of written          Landlord     1 day after (vii)
       notice of final approval
       of Final Plans (if (vii)
       is necessary)

(ix)   Submission of Work Cost       Tenant        15 days after
       estimate to Landlord                         Final Plans
                                                     submitted

(x)    Delivery of written          Landlord     3 days after (ix)
       notice of final approval
       of Work Cost Statement.

(xi)   Submit for permit             Tenant        At time Plans
       approval                                     submitted to
                                                      Landlord

(xii)  Delivery of space to         Landlord          04/01/00
       Tenant for commencement
       of Tenant Improvements

(xiii) Completion of Base           Landlord          05/18/00
       Building

(xiv)  Completion of Tenant          Tenant           07/01/00
       Improvements

                                  SCHEDULE "2"
                                       to
                                  EXHIBIT "C"
                                      -1-

                           NOTICE OF LEASE TERM DATES

                             AND TENANT'S PERCENTAGE

To:___________________________________
   ___________________________________
   ___________________________________

Date:_________________________________

Re:   Lease dated __________________________________, 19___ (the "Lease"),
      between ______________________________, Landlord, and
      __________________________, Tenant, concerning Suite _________ located at ________________________________ (the "Premises").

To Whom It May Concern:

In  accordance  with the  subject  Lease,  we wish to advise  and/or  confirm as follows:

1. That the  Premises  have been  accepted by the Tenant as being  substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

2.    That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is
____________________, and the Term of the Lease will expire on
________________.

3.    That in accordance with the Lease, rent commenced to accrue on __________.

4. If the  Commencement  Date of the  Lease is other  than the  first day of the month,  the first  billing  will  contain a pro rata  adjustment.  Each  billing thereafter  will be for the full amount of the monthly  installment  as provided for in the Lease.

5.    Rent is due and payable in advance on the first day of each and every month during the Term of the Lease.  Your rent checks should be made payable to ____________________________________ at___________________________________.

6. The number of Rentable Square Feet within the Premises is ____________ square feet as determined by Landlord's  architect in accordance  with the terms of the
Lease.

7. The number of Rentable Square Feet within the Building is ____________ square feet as determined by Landlord's  architect in accordance  with the terms of the
Lease.

8.    Tenant's Percentage, as adjusted based upon the number of Rentable
Square Feet within the Premises, is _______%.

                               LANDLORD:

                               ____________________________________,
                               a __________________________________

                               By: ________________________________
                                   Print Name: ____________________
                                   Print Title: ___________________

                               By: ________________________________
                                   Print Name: ____________________
                                   Print Title: ___________________

                                   SAMPLE ONLY

                               [NOT FOR EXECUTION]

                                  EXHIBIT "D"
                                      -1-

                        DEFINITION OF OPERATING EXPENSES

1. Items Included in Operating Expenses.  The term "Operating  Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance of the Building and the Common Areas (as such terms are defined in the  Lease),  calculated  assuming  the  Building is  ninety-five percent (95%) occupied, including the following costs by way of illustration but not limitation,  but excluding those items specifically set forth in Paragraph 3 below:

(a)   Real Property Taxes and Assessments (as defined in Paragraph 2 below)
and any taxes or assessments imposed in lieu thereof;

(b) any and all assessments imposed with respect to the Building pursuant to any covenants,  conditions and restrictions  affecting the  Development,  the Common
Areas or the Building;

(c)   water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities;

(d) utilities  surcharges and any other costs,  levies or assessments  resulting from statutes or regulations  promulgated by any government or  quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises;

(e)   costs of insurance obtained by Landlord;

(f)   waste disposal and janitorial services;

(g)   labor;

(h)  costs  incurred  in the  management  of the  Building,  including,  without limitation: (i) supplies, (ii) wages and salaries (and payroll taxes and similar governmental  charges  related  thereto) of  employees  used in the  management, operation and  maintenance  of the Building,  (iii) Building  management  office
rental,  supplies,   equipment  and  related  operating  expenses,  and  (iv)  a management/administrative  fee  (not  to  exceed  prevailing  market  rates  for comparable buildings and developments)  determined as a percentage of the annual gross revenues of the Building  exclusive of the proceeds of financing or a sale of the Building and an administrative  fee for the management of the Development
Common Area  determined as a percentage  of  Development  Common Area  Operating
Expenses;

(i)   supplies, materials, equipment and tools including rental of personal property used for maintenance;

(j) repair and  maintenance of the elevators and the structural  portions of the
Building,  including the plumbing,  heating,  ventilating,  air-conditioning and electrical systems installed or furnished by Landlord;

(k)   maintenance, costs and upkeep of all parking and Development Common
Areas;

(l)   depreciation of personal property used in maintenance;

(m)  amortization  of all  capitalized  expenditures  which are: (i)  reasonably intended to produce a reduction in operating charges or energy  consumption;  or
(ii) required under any  governmental  law or regulation that was not applicable to the  Building  at the  time  it was  originally  constructed;  or  (iii)  for replacement of any Building equipment needed to operate the Building at the same quality  levels as prior to the  replacement.  All such costs shall be amortized over such reasonable  period as Landlord shall determine,  on a consistent basis and in  accordance  with  multi-story  office  building  industry  standards  of competing  first-class  office  buildings,  with a return on capital at the then current market rate per annum on the unamortized balance, or at such higher rate as may have  reasonably  been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements.

(n)   costs and expenses of gardening and landscaping;

                                  EXHIBIT "E"
                                      -1-

(o)   maintenance of signs;

(p)   personal property taxes levied on or attributable to personal property used in connection with the Building or the Common Areas;

(q)   reasonable accounting, audit, verification, legal and other consulting fees;

(r)  costs  and  expenses  of  repairs,  resurfacing,   repairing,  maintenance,
painting,  lighting,  cleaning,  refuse  removal,  security  and similar  items, including appropriate reserves; and

(s) any other costs or expenses  applicable  to the  ownership,  leasing  and/or management of the Building and/or the Development.

When  calculating  Operating  Expenses  for  purposes of  establishing  Tenant's
Operating Expense Allowance,  Operating Expenses shall not include Real Property
Taxes and Assessments  attributable to special assessments,  charges,  costs, or fees or due to  modifications  or changes in  governmental  laws or  regulations including,  but not limited to, the  institution  of a split tax roll, and shall exclude  market-wide  labor-rate  increases due to  extraordinary  circumstances including, but not limited to, boycotts and strikes and utility increases due to
extraordinary   circumstances   including,  but  not  limited  to,  conservation
surcharges,  boycotts,  embargoes or other shortages.  Landlord shall keep books and  records  showing the  Operating  Expenses  in  accordance  with a system of accounts  and  accounting  practices  consistently  maintained  by Landlord on a year-to-year  basis in  compliance  with such  provisions  of this  Lease as may affect such accounts (the "Accounting Practices"). Operating Expenses applicable to Common Areas  servicing the Building and other  buildings in the  Development shall be  allocated  to the  Building  on a  straight  pro-rata  basis  with the
Building  bearing its share in the proportion  that the Rentable  Square Foot of the Building bears to the total Rentable Square Footage of all buildings sharing such Common Areas.

2. Real  Property  Taxes and  Assessments.  The term  "Real  Property  Taxes and
Assessments",  as used in this  Exhibit  "E",  means:  any  form of  assessment, license fee,  license tax,  business license fee,  commercial  rental tax, levy, charge,  improvement  bond, tax or similar  imposition  imposed by any authority having the direct power to tax,  including  any city,  county,  state or federal government, or any school, agricultural, lighting, drainage or other improvement or  special  assessment  district  thereof,  as against  any legal or  equitable interest of Landlord in the Premises,  Building, Common Areas or the Development
(as such terms are defined in the Lease), adjusted to reflect an assumption that the  Building is fully  assessed  for real  property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation:

(a)   any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

(b) any  assessment,  tax,  fee,  levy or charge in  substitution,  partially or totally, of any assessment,  tax, fee, levy or charge previously included within the  definition  of real  property  tax,  it being  acknowledged  by Tenant  and
Landlord  that  Proposition  13 was  adopted  by the  voters  of  the  State  of
California in the June, 1978 election and that assessments,  taxes, fees, levies and charges may be imposed by  governmental  agencies for such  services as fire protection, street, sidewalk and road maintenance,  refuse removal and for other governmental  services  formerly  provided  without charge to property owners or occupants.  It is the  intention  of Tenant and  Landlord  that all such new and increased  assessments,  taxes,  fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

(c) any  assessment,  tax, fee,  levy or charge  allocable to or measured by the area of the  Premises or other  premises in the  Building or the rent payable by
Tenant  hereunder  or  other  tenants  of  the  Building,   including,   without
limitation,  any gross  receipts  tax or  excise  tax  levied by state,  city or federal government,  or any political  subdivision thereof,  with respect to the receipt  of such  rent,  or upon or with  respect  to the  possession,  leasing, operation,  management,  maintenance,  alteration,  repair,  use or occupancy by
Tenant of the  Premises,  or any  portion  thereof but not on  Landlord's  other operations;

(d) any  assessment,  tax,  fee,  levy or charge  upon this  transaction  or any document to which Tenant is a party,  creating or transferring an interest or an estate in the Premises; and/or

                                  EXHIBIT "E"
                                      -2-

(e) any assessment,  tax, fee, levy or charge by any governmental agency related to any  transportation  plan, fund or system  (including  assessment  districts)
instituted within the geographic area of which the Building is a part.

Notwithstanding  the foregoing,  if at any time after the Commencement Date, the amount of Real Property Taxes and  Assessments  decreases,  then for purposes of all subsequent  Lease Years,  including the Lease Year in which such decrease in
Real Property Taxes and Assessments occurs, Tenant's Operating Expense Allowance shall be decreased by an amount equal to such  decrease in Real  Property  Taxes and Assessments.  Further,  notwithstanding the foregoing, in the event Landlord obtains  earthquake  insurance  coverage  following  the Base  Year  causing  an increase to Operating  Expenses,  then the Operating  Expenses for the Base Year shall be deemed to have been increased by the amount of the applicable  premiums attributable to such coverage.

Conversely,  in the event that the amount of Operating Expenses decreases due to
Landlord's subsequent election to eliminate earthquake coverage, or in the event of a  reduction  in the  cost of  providing  utilities,  security  and/or  other services to the Building and/or  Development for any reason,  Operating Expenses for Base Year shall be deemed to have been  decreased by the amount equal to any such decrease.

3.    Items Excluded From Operating Expenses.  Notwithstanding the provisions of Paragraphs 1 and 2 above to the contrary, "Operating Expenses" will  not include:

(a)   Landlord's federal or state income, franchise, inheritance or estate taxes;

(b)   any ground lease rental;

(c) costs  incurred by Landlord  for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance  (and for this purpose  Landlord shall not be deemed to have been reimbursed with respect to any deductible),  or condemnation proceeds or by tenants, warrantors or other third persons;

(d)  depreciation,  amortization and interest  payments,  except as specifically provided  herein,  and except on  materials,  tools,  supplies  and  vendor-type equipment  purchased by Landlord to enable Landlord to supply services  Landlord might  otherwise  contract  for with a third  party,  where  such  depreciation, amortization  and interest  payments  would  otherwise have been included in the charge for such third party's services, all as determined in accordance with the
Accounting Practices;

(e) brokerage commissions,  finders' fees, attorneys' fees, space planning costs and other costs  incurred by Landlord in leasing or attempting to lease space in the Building;

(f)  costs  of  a  capital  nature,  including,   without  limitation,   capital
improvements,  capital  replacements,  capital  repairs,  capital  equipment and capital tools,  all as determined in accordance  with the Accounting  Practices;
provided, however, the capital expenditures set forth in subparagraph 1(m) above will in any event be included in the definition of Operating Expenses;

(g)  interest,  principal,  points  and  fees  on debt  or  amortization  on any mortgage,  deed  of  trust  or  other  debt  encumbering  the  Building  or  the
Development;

(h) costs, including permit, license and inspection costs, incurred with respect to  the  installation  of  tenant  improvements  for  tenants  in  the  Building
(including the original Tenant  Improvements  for the Premises),  or incurred in renovating or otherwise  improving,  decorating,  painting or redecorating space for tenants or other  occupants of the Building,  including  space  planning and interior design costs and fees;

(i)  attorneys'  fees and other costs and expenses  incurred in connection  with negotiations or disputes with present or prospective  tenants or other occupants of the Building;  provided,  however, that Operating Expenses will include those attorneys'  fees and other  costs  and  expenses  incurred  in  connection  with negotiations,  disputes  or  claims  relating  to items of  Operating  Expenses, enforcement  of rules and  regulations  of the Building,  and such other matters relating to the maintenance of standards required of Landlord under the Lease;

(j)   except for the administrative/management fees described in subparagraph 1(h) above, costs of Landlord's general corporate overhead;

                                  EXHIBIT "E"
                                      -3-

(k) all items and  services for which Tenant or any other tenant in the Building
reimburses   Landlord  (other  than  through  operating   expense   pass-through
provisions);

(l) electric power costs for which any tenant directly  contracts with the local public service company;  provided,  however,  for purposes of this  subparagraph
3(l), in  calculating  the cost of electrical  power  consumed by tenants of the
Building, the applicable rentable square feet occupied by tenants who separately contract  for  electrical  power shall be  excluded  from the  denominator  when determining  all other tenants'  pro-rata share of the costs of such  electrical power.

(m)   costs arising from Landlord's charitable or political contributions.

                                  EXHIBIT "E"
                                      -4-

                      STANDARDS FOR UTILITIES AND SERVICES

The  following  standards  for  utilities  and services are in effect.  Landlord reserves  the  right  to adopt  nondiscriminatory  modifications  and  additions hereto.

Subject to the terms and conditions of the Lease and provided  Tenant remains in occupancy of the Premises, Landlord will provide or make available the following utilities and services:

1.    Provide non-attended automatic elevator facilities Monday through
Friday, except holidays, from 8 a.m. to 6 p.m., and have one elevator available for Tenant's use at all other times.

2. On Monday  through  Friday,  except  holidays,  from 8 a.m. to 6 p.m.  and on
Saturday  from 8 a.m.  to 12 Noon (and other times for a  reasonable  additional charge  to be fixed  by  Landlord),  ventilate  the  Premises  and  furnish  air conditioning or heating on such days and hours, when in the reasonable  judgment of Landlord it may be required for the  comfortable  occupancy of the  Premises.
The air  conditioning  system achieves maximum cooling when the window coverings are  extended  to the full length of the window  opening  and  adjusted to a 45o angle upwards.  Landlord will not be responsible for room temperatures if Tenant does not keep all window  coverings in the Premises  extended to the full length of the window opening and adjusted to a 45o angle upwards whenever the system is in operation.  Tenant agrees to cooperate fully at all times with Landlord,  and to abide by all  reasonable  regulations  and  requirements  which  Landlord may prescribe  for the  proper  function  and  protection  of said air  conditioning system. Tenant agrees not to connect any apparatus,  device,  conduit or pipe to the chilled and hot water air conditioning supply lines of the Building.  Tenant further  agrees  that  neither  Tenant  nor  its  servants,  employees,  agents, visitors,  licensees  or  contractors  shall at any time  enter  the  mechanical installations or facilities of the Building or the Development or adjust, tamper with, touch or otherwise in any manner affect said  installations or facilities.
The cost of  maintenance  and  service  calls to  adjust  and  regulate  the air conditioning  system will be charged to Tenant if the need for maintenance  work results from either Tenant's  adjustment of room thermostats or Tenant's failure to comply with its  obligations  under this Exhibit,  including  keeping  window coverings  extended to the full length of the window  opening and  adjusted to a
45o  angle  upwards.  Such  work  will be  charged  at  hourly  rates  equal  to then-current  journeyman's  wages for air  conditioning  mechanics.  During  the
Original Term, Landlord shall provide "after-hours" HVAC service to the Premises at a cost equal to Thirty-Five Dollars ($35.00) per hour, per floor,  subject to adjustment  based on actual  increases  or decreases  in  Landlord's  applicable rates.

3. Landlord will make available to the Premises,  24 hours per day, seven days a week,  electric current as required by the Building standard office lighting and fractional  horsepower  office business  machines  including  copiers,  personal computers  and word  processing  equipment  in an amount not to exceed  four (4)
watts per  square  foot per  normal  business  day.  Tenant  agrees,  should its electrical  installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse  Landlord  monthly for the measured  consumption  at the average cost per kilowatt  hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost,  such  excess  cost will be  established  by an  estimate  agreed  upon by
Landlord  and  Tenant,  and if the  parties  fail to  agree,  such  cost will be established  by an  independent  licensed  engineer  selected  by  Landlord  and approved by Tenant (such approval not to be unreasonably  withheld,  conditioned or delayed), , whose fee shall be shared equally by Landlord and Tenant.  Tenant agrees not to use any apparatus or device in, upon or about the Premises  (other than standard office business  machines,  personal computers and word processing equipment)  which may in any way  increase the amount of such  services  usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires,  conduits or pipes,  or other means by which such  services  are  supplied,  for the purpose of using  additional  or unusual amounts of such services without the written consent of Landlord.  Should Tenant use the same to excess,  the refusal on the part of Tenant to pay upon demand of
Landlord  the  amount  established  by  Landlord  for such  excess  charge  will constitute  a breach of the  obligation  to pay rent  under  this Lease and will entitle Landlord to the rights therein granted for such breach.  Tenant's use of electric  current will never exceed the capacity of the feeders to the Building, or the risers or wiring  installation  and  Tenants  will not  install or use or permit the  installation  or use of any computer or electronic  data  processing equipment in the Premises  (except standard office business  machines,  personal computers and word  processing  equipment)  without the prior written consent of
Landlord.

                                  EXHIBIT "F"
                                      -1-

4. Water will be available  in public  areas for drinking and lavatory  purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory  purposes,  Landlord may install a water meter and thereby measure Tenant's water  consumption for all purposes.  Tenant agrees to pay  Landlord  for the cost of the  meter  and the  cost of the  installation thereof and throughout the duration of Tenant's  occupancy Tenant will keep said meter and  installation  equipment in good working  order and repair at Tenant's own cost and  expense,  in  default of which  Landlord  may cause such meter and equipment  to be replaced or repaired  and collect the cost thereof from Tenant.
Tenant  agrees to pay for water  consumed,  as shown on such meter,  as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant.  Any such costs or expenses  incurred, or  payments  made by Landlord  for any of the  reasons or purposes  hereinabove stated will be deemed to be additional rent payable by Tenant and collectible by
Landlord as such.

5. Landlord will provide cleaning and janitorial services to the Premises Monday through Friday in accordance with the specifications attached hereto as Schedule
1.

6.  Landlord  reserves  the right to stop  service  of the  elevator,  plumbing, ventilation,  air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs,  alterations or  improvements,  when in the  judgment of Landlord  such  actions are  desirable or necessary to be made, until said  repairs,  alterations  or  improvements  shall have been  completed.
Landlord shall use commercially  reasonable  efforts to minimize  disruptions to
Tenant's use of the Premises,  subject to the limitations hereinafter set forth.
Landlord will have no responsibility or liability for failure to supply elevator facilities,  plumbing,  ventilating,  air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond  Landlord's
reasonable  control,  or  by  laws,  rules,  orders,   ordinances,   directions,
regulations or by reason of the  requirements of any federal,  state,  county or municipal  authority  or failure of gas,  oil or other  suitable  fuel supply or inability  by  exercise of  reasonable  diligence  to obtain  gas,  oil or other suitable fuel supply.  It is expressly  understood and agreed that any covenants on  Landlord's  part to  furnish  any  services  pursuant  to any of the  terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant,  will not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor  trouble or any other cause whatsoever beyond Landlord's control.

                                  EXHIBIT "F"
                                      -2-

                                  SCHEDULE 1 TO

                      STANDARDS FOR UTILITIES AND SERVICES

Landlord will provide  janitor  service to the  Premises,  provided the same are used  exclusively as offices,  and are kept  reasonably in order by Tenant,  and unless  otherwise  agreed to by  Landlord  and Tenant no one other than  persons approved by Landlord shall be permitted to enter the Premises for such purposes.
If the Premises are not used exclusively as offices, they will be kept clean and in order by Tenant,  at Tenant's  expense,  and to the satisfaction of Landlord, and by persons  approved by Landlord.  Tenant agrees to pay to Landlord the cost of removal of any of  Tenant's  refuse and  rubbish to the extent  that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.  Landlord  shall perform the  herein-specified  cleaning and janitorial services for the Premises, which services shall be performed under the following terms and general conditions:

1)    Keep employed skilled and competent  employees to perform the services set forth herein and provide all manpower required to maintain the Building in a neat and clean  condition.  Provide  that any  employee  who  causes any breach  of peace  or other  disturbance  or who is  otherwise  found to be unacceptable to Manager shall be immediately discharged or transferred and thereafter replaced by Contractor.

2)    Require that all employees present a clean and neat appearance at all times.

3)    Report  all  damage,  breakage  and/or  apparent  plumbing  or  electrical problems to Manager immediately.

4)    Report any evidence of security breaches to Manager immediately.

5)    Maintain all  janitors'  closets,  mop sinks and  storerooms in a safe and clean condition at all times.

6)    Work behind locked doors (unless  otherwise  requested by Manager)  during the entire cleaning operation.  Only the cleaning person assigned to clean an area and the  janitorial  supervisory  staff  shall be admitted to such areas. The janitorial staff shall not admit anyone into such premises.

7)    Turn off all lighting as soon as possible  each night,  lock doors and set alarm, if such alarm is provided by Tenant.

8)    All nightly services will be performed  Monday through Friday,  after 6:00
      p.m., (52) weeks per year, except on those holidays listed below:

           New Year's Day
           President's Day
           Martin Luther King's Birthday
           Memorial Day
           Independence Day
           Labor Day
           Thanksgiving
           Christmas

      Main Entrance Lobbies (Five Nights Per Week)

      a.   Sweep and wet mop all interior hard floor surfaces (stone, ceramic, tile, granite, etc.). All carpeted areas to be vacuumed.

      b.   All glass at entry doors and fixed glass panels surrounding entry ways shall be cleaned three (3) times per day at a minimum (once before 8:30 a.m., the second between 10:30 a.m. and 11:00 a.m. and the third after 1:00 p.m.).

      c.   Wipe down nightly with an approved chemically treated cloth all metal surfaces within the lobby areas.

                                SCHEDULE "1" to
                                  EXHIBIT "F"
                                      -1-

      d.   All painted or vinyl covered wall  surfaces are to be dusted  nightly using an approved  chemically treated cloth.  Remove all finger marks and smudges nightly.

      e.   High dust all  painted  or vinyl  covered  wall  surfaces  and soots, electrical  fixtures,  air  conditioning  outlets (supply and return)
           with an approved chemically treated cloth, quarterly.

      f.   All trash receptacles (inside and outside) and cigarette urns
           (interior and exterior) shall be cleaned nightly.

      g.   Contractor is  responsible  to install  plastic liners in receptacles
           (daily, nightly as required), and replace sand in cigarette urns with clean sand (daily, nightly as required).

      h.   All rain mats are to be thoroughly  cleaned  nightly when used during the  day.  Mats  are to be  shampooed  as  directed  by  Manager,  as required.  Wet floor caution signage and rain mats will be put out on all  non-carpeted  main entrances lobby areas at the first indication of a wet  condition.  Floors will be constantly  monitored  until wet condition  no  longer  exists at which  time  mats and signs  will be removed and floors cleaned as needed.

      i.   Daytime staff shall  continuously  monitor these areas to insure that they are clean and neat at all  times.  Spillage  shall be cleaned as soon as possible,  cigarette urns and trash receptacles to be checked continuously to insure no large accumulations occur,  elevators shall be vacuumed, finger marks and smudges removed.

      j.   Remove gum and foreign matter and mop spillage on sight as required.

      k.   Public telephone stations are to be damp wiped; remove all finger marks and smudges daily.

      l.   Brush with a lint brush and/or detail vacuum all fabric covered chairs, if applicable.

      m.   Dust all mailbox faces and remove any smudges.

      n.   Dust all baseboards.

      Public Corridors and Elevator Lobbies (Five nights per week)

      a.   All painted or vinyl covered wall surfaces are to be dusted nightly. Remove all fingerprints and smudges nightly.

      b.   Sweep and damp mop all hard floor surfaces (stone, terrazzo, ceramic tile, granite pavers, etc.) and other unwaxed flooring nightly. Sweep and dust mop all interior wood floor surfaces.

      c.   Resilient floor surfaces are to be damp mopped and spray buffed nightly.

      d.   Resilient floor surfaces are to be machine stripped and refinished with a non-slip floor finish monthly.

      e.   Stairwells, landings, handrails, and exit enclosures will be swept, damp mopped and dusted once per week. Police nightly. Wash landings and treads monthly.

      f.   Carpeted areas are to be vacuumed nightly and spot cleaned weekly, or as necessary.

      g.   High dust and/or damp wash all electrical fixtures, doorframes and air conditioning fixtures quarterly.

      h.   Drinking fountains are to be cleaned, sanitized and polished nightly.

      i.   Public telephones are to be dusted and sanitized nightly.

                                SCHEDULE "1" to
                                  EXHIBIT "F"
                                      -2-

      j.   Cigarette urns (inside and outside) are to be cleaned nightly.
           Contractor is responsible to provide clean sand, as required.

      k.   Fire hose and/or extinguisher  cabinets are to be damp wiped (inside)
           and glass polished (inside and outside) once per month.

      1.   Wash walls in corridors annually as directed by Manager.

      m.   Dust all baseboards weekly.

      Elevators (Five nights per week)

           a.   Clean all saddles, hatch and cab doors, doorframes and
                directional lights at main entry lobbies nightly. Saddles
                shall be polished nightly.

           b.   Interior wall surfaces of cab, selector panels, bases, rails and floor  indicator  panel  are  to  be  cleaned  nightly  with  an approved, chemically treated cloth.

           c.   Interior carpets (if installed) are to be vacuumed nightly and spot cleaned as required. Carpets are to be dry shampooed
                every two weeks, including spares as requested.

           d.   Elevator cabs, with resilient  floor  surfaces,  are to e swept, wet mopped and spray  buffed  nightly.  Floors are to be machine stripped and refinished once per month, at a minimum.

           e.   Clean and polish  saddles and door  frames on floors  above main lobby  level  once per  week.  Door  tracks  are to be  vacuumed nightly on floors  above the main lobby  level,  and smudges and hand marks removed from doors and frames.

      General Office (Five nights per week)

      a.   Sweep and damp mop all hard floor surfaces (stone, ceramic, tile, granite pavers, etc.), uncarpeted raised floors and other types of unwaxed flooring. Sweep and dust mop all interior wood floor surfaces.

      b.   Sweep and damp mop all vinyl, asphalt, rubber and similar types of flooring using an approved, chemically treated cloth.

      c.   Vacuum all rugs and carpeted areas (including carpeted raised floors). Sweep or vacuum all internal stairways.

      d.   Hand dust and wipe clean with damp or  chemically  treated  cloth all furniture, file cabinets, equipment and windowsills.

      e.   Dust and sanitize all telephones.

      f.   Dust all chair rails, trim, etc.

      g.   Remove all gum and foreign matter on sight.

      h.   Empty and clean all waste receptacles and remove wastepaper and waste materials to be designated area.

      i.   Damp dust interiors of all waste disposal receptacles, wash as necessary.

      j.   Wash clean, sanitize and polish dry all water fountains and water coolers. Wash clean and rinse dry all chalkboards.

      k.   Clean all glass furniture tops. Brush with a lint brush and/or detail vacuum all fabric-covered chairs.

      l.   Remove hand marks on elevator hatchway doors.

                                SCHEDULE "1" to
                                  EXHIBIT "F"
                                      -3-

      m.   Spot wash interior partition glass and door glass to remove smudge marks weekly.

      n.   Wash all interior glass, both sides, monthly.

      o.   Adjust all window treatment to uniform standard as directed by
           Manager.

      p.   Stairs, landings, and handrails will be dusted and swept nightly and damp mopped once per week at night.

      q.   Cleaning of kitchen and serving areas excluding clean out of refrigerators, dishwashers or washing of dishes.

      r.   Any area designated, as a vending area will be kept free from spillage and damp mopped.

      s.   Cleaning operations are to be scheduled so that an absolute minimum of lights are to be left on at all times. Upon completion of the cleaning, all lights must be turned off.

      t.   Remove finger marks from all painted or vinyl covered surfaces near light switches, entrance doors, etc., nightly.

      u.   Dust all lampshades nightly.

      v.   Dust all picture frames, charts, similar hangings that were not reached in nightly cleaning, quarterly. Vacuum or dust all books in place, quarterly.

      w.   Dust all vertical surfaces, such as walls, partitions, doors and other surfaces not reached in nightly cleaning quarterly.

      x.   Dust exterior lighting fixtures semi-annually. Wash and dry thoroughly all light fixtures (including reflectors, globes, diffusers and trim) annually.

      y.   Dust all window treatment monthly.

      z.   Dust clothes  closets,  shelving and coat racks once per month.  Dust all storage areas (including  shelves and contents in place) and damp mop floor areas, semi-annually.

      aa.  Damp wash and dry thoroughly all air conditioning louvers, grills, etc. not reach nightly cleaning, annually.

      Lavatories (Five nights per week)

      a.   Wet mop floors using germicidal detergent, and rinse dry, being careful to leave bases in a clean, dry condition.

      b.   Clean and polish mirrors.

      c.   Clean and polish all bright work, using non-abrasive, non
           tarnishing, non-corrosive cleaners.

      d.   Clean all bowls and urinals using a germicide, non-injurious cleaner, taking care to clean all surfaces of toilet  seats and cleaning  deep into traps under rims.

      e.   Clean all basins and vanities using non-abrasive, non-tarnishing, non-corrosive cleaners and polishing vanities dry.

      f.   Empty and clean sanitary disposal receptacles and provide waste paper bag in receptacles.

      g.   Clean and wash waste receptacles and dispensers. Remove all waste products to a designated area and provide plastic bag in
           receptacles.

                                SCHEDULE "1" to
                                  EXHIBIT "F"
                                      -4-

      h.   Dust and clean partitions and walls, removing all finger marks and graffiti using non-abrasive cleaners.

      i.   Inspect all restrooms during day and keep same in neat and clean condition at all times. Replenish paper products and soap as necessary.

      j.   Restock soap, toilet tissue, sanitary products, paper towels and liners for receptacles.

      k.   Night  supervisor to collect coins from all sanitary product machines on a biweekly schedule and file a written report as to date, location and amount of  collection.  Coins and report  shall be  delivered  to
           Manager as collected.

      1.   All lights are to be turned off when cleaning is complete.

      m.   Clean and wash all partitions every two (2) months.

      n.   Wax floors once per month.

      o.   Hand dust and clean all tile walls once each month, more often if necessary or directed. Wash walls annually.

      p.   High dust all pipes, light fixtures and door frames quarterly. Damp wash and dry thoroughly all louvers, grilles, etc. Quarterly. Wash and dry thoroughly all light fixtures (including reflectors, globes, diffusers and trim) annually.

      Building Service Areas (Five nights per week)

      a.   Janitorial closets and other such service areas will be wet mopped and rinsed dry once per week.

      b.   Janitor's  sink,  including  bright  work,  will be  cleaned  using a non-abrasive, non-corrosive, non-tarnishing cleaner once per week.

      c.   Floors in janitor's closets and other such service areas will be swept clean nightly.

      d.   All service corridors,  fire control room,  engineering closets shall be swept,  damp  mopped,  spray  buffed  or  vacuumed  nightly  or as directed by Manager.

      e.   Trash, paper, or refuse of any kind is not to be stored or left in janitor's closets at any time but in a designated location as directed by Manager.

      f.   Mops,  sponges,  or washing  cloths are to be rinsed  thoroughly  and stored neatly. Supplies and other cleaning equipment are to be stored neatly in designated storage areas as directed by Manager.

      Lighting

      Landlord shall replace building standard light bulbs which are burned out, upon request by Tenant.

                                SCHEDULE "1" to
                                  EXHIBIT "F"
                                      -5-

                              ESTOPPEL CERTIFICATE

The undersigned,  __________________________________________  ("Tenant"), hereby certifies to___________________________________________________________________,
as follows:

1.  Attached  hereto is a true,  correct and complete copy of that certain lease
dated  _____________________,   199_,   between___________________________  ,  a
__________________________  ("Landlord") and Tenant (the "Lease"), regarding the premises located at _________________________________________  (the "Premises").
The Lease is now in full force and effect and has not been amended,  modified or supplemented, except as set forth in Paragraph 4 below.

2. The Term of the Lease commenced on ____________________________, 19__

3. The Term of the Lease will expire on __________________________, 19__.

4. The Lease has: (Initial one)

(____) not been amended, modified, supplemented, extended, renewed or assigned.

(____) been amended,  modified,  supplemented,  extended, renewed or assigned by the  following  described  terms or  agreements,  copies of which  are  attached hereto:
______________________________________________________________________________
______________________________________________________________________________

5. Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be
assigned   to   ________________________________________________   and  that  no
modification,  adjustment,  revision or  cancellation of the Lease or amendments thereto shall be effective unless written consent of is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7. The amount of Monthly Base Rent is $_________________________.

8. The amount of  Security  Deposit (if any) is  $___________________.  No other security deposits have been made except as follows:___________________________.

9. Tenant is paying the full lease  rental which has been paid in full as of the date hereof.  No rent or other  charges  under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:

____________________________________________________________________________.

10. All work  required  to be  performed  by  Landlord  under the Lease has been completed except as follows:

____________________________________________________________________________.

11.  There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:

____________________________________________________________________________.

12. Neither Landlord nor Tenant has any defense as to its obligations  under the
Lease and claims no set-off or  counterclaim  against the other party  except as follows:

____________________________________________________________________________.

13.  Tenant  has no right to any  concession  (rental or  otherwise)  or similar compensation  in  connection  with  renting the space it occupies  other than as provided in the Lease except as follows:

____________________________________________________________________________.

                                  EXHIBIT "G"
                                      -1-

All  provisions  of the Lease and the  amendments  thereto (if any)  referred to above are hereby ratified.

The foregoing  certification is made with the knowledge that__________________
___________ is relying upon the representations herein made in funding a loan to
Landlord in purchasing the Premises.

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of________________, 19__.

TENANT:

  _____________________________,
a _____________________________

By:____________________________
    Print Name: _______________                SAMPLE ONLY
    Title: ____________________            [NOT FOR EXECUTION]

By:____________________________
    Print Name: _______________
    Title: ____________________

                                  EXHIBIT "G"
                                      -2-

                              RULES AND REGULATIONS

A.    General Rules and Regulations.  The following rules and regulations govern the use of the Building and the Development Common Areas.  Tenant will be bound by such rules and regulations and agrees to cause Tenant's
Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1.  Except  as  specifically  provided  in the  Lease to which  these  Rules and
Regulations are attached,  no sign,  placard,  picture,  advertisement,  name or notice may be installed or displayed on any part of the outside or inside of the
Building or the  Development  without  the prior  written  consent of  Landlord.
Landlord will have the right to remove,  at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2. If Landlord objects in writing to any curtains,  blinds,  shades,  screens or hanging plants or other similar  objects  attached to or used in connection with any  window  or door of the  Premises,  or placed  on any  windowsill,  which is visible from the exterior of the Premises,  Tenant will immediately  discontinue such use. Tenant agrees not to place anything  against or near glass  partitions or doors or  windows  which may  appear  unsightly  from  outside  the  Premises including from within any interior common areas.

3. Tenant will not obstruct any sidewalks,  halls, passages,  exits,  entrances, elevators,  escalators,  or stairways of the Development.  The halls,  passages, exits,  entrances,  elevators and stairways are not open to the general  public, but are open, subject to reasonable regulations,  to Tenant's business invitees.
Landlord  will in all cases  retain  the right to  control  and  prevent  access thereto of all persons  whose  presence in the  reasonable  judgment of Landlord would be  prejudicial to the safety,  character,  reputation and interest of the
Development  and its tenants,  provided that nothing  herein  contained  will be construed to prevent such access to persons with whom any tenant  normally deals in the  ordinary  course of its  business,  unless  such  persons are engaged in illegal or  unlawful  activities.  No tenant and no  employee  or invitee of any tenant will go upon the roof of the Building.

4. Landlord  expressly reserves the right to absolutely  prohibit  solicitation, canvassing,  distribution of handbills or any other written material,  peddling, sales  and  displays  of  products,  goods  and  wares  in all  portions  of the
Development  except as may be  expressly  permitted  under the  Lease.  Landlord reserves  the right to restrict  and regulate the use of the common areas of the
Development and Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may  include  limitations  on time,  place,  manner and  duration of access to a tenant's  premises for such purposes.  Without limiting the foregoing,  Landlord may require  that such parties use service  elevators,  halls,  passageways  and stairways for such  purposes to preserve  access within the Building for tenants and the general public.

5.  Landlord  reserves  the right to  require  tenants to  periodically  provide
Landlord with a written list of any and all business invitees which periodically or  regularly  provide  goods and  services  to such  tenants  at the  premises.
Landlord  reserves the right to preclude all vendors from entering or conducting business  within the Building and the Development if such vendors are not listed on a tenant's list of requested vendors.

6. Landlord reserves the right to exclude from the Building between the hours of
6 p.m.  and 8 a.m.  the  following  business  day, or such other hours as may be established  from time to time by Landlord,  and on Sundays and legal  holidays, any person  unless  that  person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests  passes and will be liable to Landlord  for all acts of such persons.  Landlord will not be liable for damages for any error with regard to the  admission to or  exclusion  from the Building of any person.
Landlord  reserves  the  right to  prevent  access  to the  Building  in case of invasion,  mob, riot,  public excitement or other commotion by closing the doors or by other appropriate action.

                                  EXHIBIT "H"
                                      -1-

7. The directory of the Building or the Development will be provided exclusively for the display of the name and location of tenants  only and Landlord  reserves the right to exclude any other names therefrom.

8. All cleaning and  janitorial  services for the  Development  and the Premises will be  provided  exclusively  through  Landlord,  and except  with the written consent of Landlord,  no person or persons other than those approved by Landlord will be employed by Tenant or permitted to enter the Development for the purpose
of  cleaning  the  same.   Tenant  will  not  cause  any  unnecessary  labor  by
carelessness or indifference to the good order and cleanliness of the Premises.

9. Landlord  will furnish  Tenant,  free of charge,  with two keys to each entry door  lock in the  Premises.  Landlord  may  make a  reasonable  charge  for any additional keys.  Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional  lock or bolt on any door of the Premises.  Tenant,  upon the termination of its tenancy,  will deliver to
Landlord the keys to all doors which have been  furnished to Tenant,  and in the event of loss of any keys so furnished, will pay Landlord therefor.

10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar  services,  it will first obtain  Landlord's  approval,  and comply with,  Landlord's  reasonable rules and  requirements  applicable to such services, which may include separate licensing by, Landlord.

11.  Freight  elevator(s)  will  be  available  for  use by all  tenants  in the
Building,  subject to such reasonable scheduling as Landlord, in its discretion, deems  appropriate.  No equipment,  materials,  furniture,  packages,  supplies, merchandise or other property will be received in the Building or carried in the elevators  except  between such hours and in such elevators as may be designated by Landlord.  Tenant's initial move in and subsequent deliveries of bulky items, such as furniture,  safes and similar  items will,  unless  otherwise  agreed in writing by  Landlord,  be made  during the hours of 6:00 p.m. to 6:00 a.m. or on
Saturday or Sunday.  Deliveries  during  normal office hours shall be limited to normal office  supplies and other small items.  No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

12.  Tenant will not place a load upon any floor of the Premises  which  exceeds the load per square  foot which  such floor was  designed  to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials,  furniture or other  property  brought into the  Building.  Heavy  objects will, if considered necessary by Landlord,  stand on such  platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at
Tenant's  expense.  Business  machines  and  mechanical  equipment  belonging to
Tenant,  which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be  objectionable to any tenants in the Building or Landlord,  are to be placed and  maintained by
Tenant,  at  Tenant's  expense,  on  vibration   eliminators  or  other  devises
sufficient to eliminate  noise or vibration.  Tenant will be responsible for all structural  engineering  required to determine  structural  load, as well as the expense  thereof.  The persons  employed to move such equipment in or out of the
Building  must be  reasonably  acceptable  to  Landlord.  Landlord  will  not be responsible for loss of, or damage to, any such equipment or other property from any cause,  and all damage done to the  Building by  maintaining  or moving such equipment or other property will be repaired at the expense of Tenant.

13.  Tenant  will not use or keep in the  Premises  any  kerosene,  gasoline  or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment.  Tenant will not use or permit to be used in the Premises  any foul or noxious gas or  substance, or permit or allow the Premises to be occupied or used in a manner  offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

14.  Tenant  will not use any method of heating or air  conditioning  other than that supplied by Landlord without Landlord's prior written consent.

                                  EXHIBIT "H"
                                      -2-

15. Tenant will not waste  electricity,  water or air conditioning and agrees to cooperate  fully with  Landlord to assure the most  effective  operation  of the
Building's  heating and air  conditioning  and to comply  with any  governmental energy-saving  rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will keep corridor doors closed, and shall keep all window coverings pulled down.

16.  Landlord  reserves  the  right,  exercisable  without  notice  and  without liability  to Tenant,  to change the name and  street  address of the  Building.
Without the prior written  consent of Landlord,  which Landlord may deny with or without  cause,  Tenant  will not use the name,  photograph  or  likeness of the
Building or the  Development  in connection  with or in promoting or advertising the business of Tenant except as Tenant's address.

17.  Tenant will close and lock the doors of its Premises and entirely  shut off all water  faucets or other water  apparatus,  and lighting or gas before Tenant and its employees leave the Premises.  Tenant will be responsible for any damage or  injuries  sustained  by other  tenants or  occupants  of the  Building or by
Landlord for noncompliance with this rule.

18. The toilet rooms, toilets,  urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were  constructed  and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage,  stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose  employees  or  invitees,  break this rule.
Cleaning of equipment of any type is prohibited. Shaving is prohibited.

19. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals,  theater  tickets or any other goods or  merchandise to the general public in or on the Premises.  Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct,  nor permit to be conducted,  either  voluntarily or involuntarily, any auction upon the Premises  without first having  obtained  Landlord's  prior written  consent,  which consent  Landlord may withhold in its sole and absolute discretion.

20. Tenant will not install any radio or  television  antenna,  loudspeaker,  or other  devices  on  the  roof(s)  or  exterior  walls  of  the  Building  or the
Development.  Tenant will not interfere with radio or television broadcasting or reception  from  or in the  Development  or  elsewhere.  Tenant  may  install  a satellite dish on the roof of the Building in a location  reasonably  designated by Landlord and in conformity with conditions as Landlord may reasonably impose, provided that Tenant complies with Landlord's  reasonable rules and requirements therefor,  repairs  all damages  caused by the  installation,  servicing  and/or repair of such  satellite  dish and complies  with all  applicable  governmental requirements with respect thereto.

21.  Except for the ordinary  hanging of pictures and wall  decorations,  Tenant will not mark,  drive  nails,  screw or drill into the  partitions,  woodwork or plaster  or in any way  deface  the  Premises  or any part  thereof,  except  in accordance with the provisions of the Lease pertaining to alterations.  Landlord reserves  the right to direct  electricians  as to where and how  telephone  and telegraph  wires are to be introduced  to the  Premises.  Tenant will not cut or bore holes for wires.  Tenant will not affix any floor  covering to the floor of the Premises in any manner  except as approved by Landlord.  Tenant shall repair any damage resulting from noncompliance with this rule.

22.   Deleted.

23.  Landlord  reserves the right to exclude or expel from the  Development  any person who, in Landlord's  judgment,  is  intoxicated  or under the influence of liquor or drugs or who is in  violation of any of the Rules and  Regulations  of the Building.

24. Tenant will store all its trash and garbage  within its Premises or in other facilities  provided  by  Landlord.  Tenant  will not  place in any trash box or receptacle  any  material  which  cannot  be  disposed  of in the  ordinary  and customary manner of trash and garbage disposal.  All garbage and refuse disposal is to be  made  in  accordance  with  directions  issued  from  time  to time by
Landlord.

25. The Premises will not be used for lodging or for the storage of  merchandise held for sale to the general public,  or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper,  immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave  oven for employees  use will be permitted,  provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

                                  EXHIBIT "H"
                                      -3-

26. Neither Tenant nor any of its employees,  agents, customers and invitees may use in any space or in the public halls of the Building or the  Development  any hand truck except those equipped with rubber tires and side guards or such other material-handling  equipment as Landlord may approve.  Tenant will not bring any other vehicles of any kind into the Building.

27.  Tenant agrees to comply with all safety,  fire  protection  and  evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all  responsibility  for protecting its Premises from theft,  robbery and  pilferage,  which  includes  keeping doors locked and other means of entry to the Premises closed.

29. To the extent Landlord  reasonably deems it necessary to exercise  exclusive control  over any  portions  of the Common  Areas for the mutual  benefit of the tenants  in the  Building  or the  Development,  Landlord  may do so  subject to reasonable, non-discriminatory additional rules and regulations.

30. Landlord may prohibit smoking in the Building and may require Tenant and any of its employees, agents, clients, customers,  invitees and guests who desire to smoke, to smoke within designated smoking areas within the Development.

31. Tenant's requirements will be attended to only upon appropriate  application to  Landlord's  asset  management  office for the  Development  by an authorized individual  of Tenant.  Employees  of  Landlord  will not perform any work or do anything outside of their regular duties unless under special  instructions from
Landlord,  and no  employee  of  Landlord  will  admit  any  person  (Tenant  or otherwise) to any office without specific instructions from Landlord.

32. These Rules and Regulations are in addition to, and will not be construed to in any way  modify  or  amend,  in  whole  or in  part,  the  terms,  covenants, agreements  and  conditions of the Lease.  Landlord may waive any one or more of these Rules and Regulations  for the benefit of Tenant or any other tenant,  but no such  waiver by  Landlord  will be  construed  as a waiver of such  Rules and
Regulations  in favor of Tenant or any other tenant,  nor prevent  Landlord from thereafter  enforcing any such Rules and  Regulations  against any or all of the tenants of the Development.

33.  Landlord  reserves  the  right  to  make  such  other  and  reasonable  and non-discriminatory  Rules and Regulations as, in its judgment,  may from time to time be  needed  for  safety  and  security,  for  care and  cleanliness  of the
Development  and for the  preservation  of good order therein.  Tenant agrees to abide by all such Rules and  Regulations  herein above stated and any additional reasonable  and  non-discriminatory  rules and  regulations  which are  adopted.
Tenant  is  responsible  for the  observance  of all of the  foregoing  rules by
Tenant's employees, agents, clients, customers, invitees and guests.

B.    Parking Rules and Regulations.  The following rules and regulations govern the use of the parking facilities which serve the Building.  Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas  other than those  designated  by Landlord  for such activities.  No vehicles are to be left in the parking  areas  overnight  and no vehicles  are to be  parked in the  parking  areas  other  than  normally  sized passenger automobiles,  motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

2.    Vehicles must be parked entirely within painted stall lines of a single parking stall.

3.    All directional signs and arrows must be observed.

                                  EXHIBIT "H"
                                      -4-

4.    The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted;  (d) in cross-hatched  areas;
and (e) in such other areas as may be  designated  from time to time by Landlord or Landlord's parking operator.

6. Landlord  reserves the right,  without cost or liability to Landlord,  to tow any vehicle if such vehicle's  audio theft alarm system  remains  engaged for an unreasonable period of time.

7.    Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8.  Landlord  may refuse to permit any person to park in the parking  facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal,  at such car owner's expense.
Tenant  agrees to use its best  efforts to acquaint its  employees,  subtenants, assignees,  contractors,  suppliers,  customers  and invitees with these parking provisions, rules and regulations.

9. Parking stickers, access cards, or any other device or form of identification supplied  by Landlord as a  condition  of use of the  parking  facilities  shall remain the property of Landlord.  Parking identification devices, if utilized by
Landlord, must be displayed as requested and may not be mutilated in any manner.
The serial number of the parking  identification  device may not be obliterated.
Parking  identification  devices, if any, are not transferable and any device in the possession of an  unauthorized  holder will be void.  Landlord  reserves the right to refuse the sale of monthly  stickers  or other  parking  identification devices  to  Tenant  or any of its  agents,  employees  or  representatives  who willfully  refuse to comply with these rules and  regulations  and all  unposted city, state or federal ordinances, laws or agreements.

10.  Loss or theft of parking  identification  devices  or access  cards must be reported to the management office in the Development immediately,  and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking  identification  device or valid access card. Any parking  identification device or access card which is reported lost or stolen and which is subsequently  found in the possession of an unauthorized  person will be confiscated  and the illegal holder will be subject to prosecution.

11. All damage or loss  claimed to be the  responsibility  of  Landlord  must be reported,  itemized in writing and delivered to the  management  office  located within the Development within ten (10) business days after any claimed damage or loss occurs.  Any claim not so made is waived.  Landlord is not  responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles.  In any event,  the total  liability  of Landlord,  if any, is limited to Two Hundred  Fifty  Dollars  ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

12. The parking operators,  managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord.  Any exceptions to these rules and regulations  made by the parking operators, managers or attendants without the express written consent of
Landlord will not be deemed to have been approved by Landlord.

13. Landlord reserves the right,  without cost or liability to Landlord,  to tow any  vehicles  which  are  used or  parked  in  violation  of  these  rules  and regulations.

14.  Landlord  reserves the right from time to time to modify  and/or adopt such other  reasonable and  non-discriminatory  rules and regulations for the parking facilities  as it deems  reasonably  necessary  for the operation of the parking facilities.

                                   EXHIBIT "H"
                                       -5-